UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2021

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

PAX LARGE CAP FUND

PAX SMALL CAP FUND

PAX GLOBAL SUSTAINABLE INFRASTRUCTURE FUND (formerly PAX ESG BETA® DIVIDEND FUND)

PAX GLOBAL OPPORTUNITIES FUND

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

PAX ELLEVATE GLOBAL WOMEN'S LEADERSHIP FUND

PAX CORE BOND FUND

PAX HIGH YIELD BOND FUND

PAX SUSTAINABLE ALLOCATION FUND

SEMI-ANNUAL REPORT

June 30, 2021

PAX World Funds
Advised by Impax

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Table of Contents

Glossary of Terms	2
Letter to Shareholders	6
Sustainable Investing Update	10
Portfolio Manager Comments and Highlights	13
Pax Large Cap Fund	13
Pax Small Cap Fund	16
Pax U.S. Sustainable Economy Fund	20
Pax Global Sustainable Infrastructure Fund	23
Pax Global Opportunities Fund	27
Pax Global Environmental Markets Fund	31
Pax Ellevate Global Women’s Leadership Fund	37
Pax International Sustainable Economy Fund	41
Pax Core Bond Fund	45
Pax High Yield Bond Fund	49
Pax Sustainable Allocation Fund	54
Shareholder Expense Examples	57
Schedules of Investments	60
Statements of Assets and Liabilities	112
Statements of Operations	116
Statements of Changes in Net Assets	118
Financial Highlights	124
Notes to Financial Statements	136
Board Approval of Advisory and Sub-Advisory Agreements	159
Account Options and Services	166

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Adviser

Impax Asset Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

BNY Mellon Investment
Servicing (U.S.) Inc.
P.O. Box 9824
Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

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Glossary of Terms

Blended Index for the Sustainable Allocation Fund is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in the United States.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology, waste and pollution control and food, agriculture and forestry. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or Eurobond markets, with total index allocation to an individual issuer limited to 2%.

Impax Global Women’s Leadership Index is a customized market capitalization-weighted index created and licensed by Impax Asset Management (“IAM”) consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Funds Index Average. The Lipper Core Bond Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Global Infrastructure Funds Index tracks the results of the 10 largest mutual funds in the Lipper Global Infrastructure Fund Index Average. The Lipper Global Infrastructure Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest predominantly across energy, industrials, utilities and materials sectors. Funds must contain a diverse mix of listed & liquid equities that reflect companies which engaged in core infrastructure activities. These generally include large geographic projects leading to the construction of energy supplies, utilities, education, health, social and transportation facilities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Index Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Global Multi-Cap Growth Funds Index tracks the results of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market

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capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization Glossary of Terms 3 percentile of the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. One cannot invest directly in an index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500 Index.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morningstar Allocation – 50% to 70% Equity seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 50 country indices comprising 23 developed and 27 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indices included

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Glossary of Terms, continued

are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index is an unmanaged index of large capitalization common stocks.

The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, the MSCI World Index, the S&P Global Infrastructure Index and the Impax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take into account brokerage fees or expenses.

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Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index

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Letter to Shareholders
by Joseph Keefe, President

As I write, Impax Asset Management LLC and Pax World Funds are celebrating their golden anniversary through the 50th birthday of the Pax Sustainable Allocation Fund, which launched in August 1971. The Fund’s founders, Luther Tyson and Jack Corbett, were United Methodist ministers who were opposed to the Vietnam War. They sought to avoid investing their churches’ assets in companies involved in the war and worked with investment advisor Tony Brown to create the Pax World Fund, later renamed. It was the first publicly available mutual fund in the United States to use social as well as financial criteria in the investment process, and it helped give birth to the now burgeoning sustainable investment industry.

Today there are nearly 400 sustainable mutual funds in the United States.1 New options are created virtually every day, and this growth shows no sign of letting up. An RBC Wealth Management survey of 1,000 clients conducted earlier this year revealed that 61% want to increase the amount of environmental, social and governance-focused holdings in their portfolios.2 During the first quarter of 2021, inflows to sustainable funds reached $185 billion globally.1

It is gratifying to be part of the firm that helped spark the entire industry.

Our investment philosophy has evolved since launching the Pax Sustainable Allocation Fund 50 years ago. While Pax World Funds still seek to avoid investing in companies that are involved in the manufacture or sale of weapons or firearms, as well as the manufacture of tobacco products, and are expected to be fossil fuel-free, today our investment focus is squarely on the risks and opportunities arising from the transition to a more sustainable global economy. We believe that capital markets will be shaped profoundly by global sustainability challenges, particularly climate change, environmental pollution, natural resource constraints and demographic and human capital issues such as diversity, inclusion and gender equity. Our view is that these trends will drive growth for well-positioned companies and create risks for those unable or unwilling to adapt.

We continue to evolve and innovate. Earlier this year we enhanced the sustainability profiles of several of our funds to maximize their exposure to powerful sustainability megatrends that we believe will only accelerate in the years to come. The Pax Global Sustainable Infrastructure Fund, for example, invests in companies that we believe enable or increase access to vital physical resources such as clean energy,

[1]	Jon Hale, “U.S. Sustainable Funds Continued to Break Records in 2020,” Morningstar, Feb. 25, 2021.

[2]	Jacqueline Sergeant, “Female Investors Expect Advisors To Be Informed About ESG,” Financial Advisor, April 8, 2021.

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water, resource and waste management, and food and agriculture, as well as vital societal resources such as healthcare, education, finance, transportation, data and communications, all of which we expect to be critical investments as we transition to a more sustainable global economy.

This year has been a remarkable one so far for Impax and the Pax World Funds. Seven out of 11 Pax World Funds have four- or five-star overall Morningstar ratings for the period ending June 30, 2021, including the 50-year-old Pax Sustainable Allocation Fund (PAXIX), which has a four-star overall Morningstar rating (out of 659 50% to 70% Equity Funds based on risk-adjusted returns). Our Pax Large Cap Fund ranks in the second percentile of 570 Lipper peers for risk-adjusted returns over the three years ending June 30, 2021.

I hope that you will explore our newest engagement report, which showcases the results of our global engagement activities in 2020. We held 300 meetings with companies we own — and some we don’t own — and it was a busy year for public policy engagement, as well. The report showcases key milestones achieved through this work, including a Chinese water infrastructure and technology provider that we believe is more aware of its physical climate risks due to our analysis and ongoing dialogue, and an energy efficiency company that we believe is better poised to reap the many business benefits of a more diverse workplace by welcoming two female directors to its board of directors. The global pandemic and social unrest changed the way we engaged in 2020 and the report details those changes, as well.

The wave that we played such a critical role in launching some five decades ago continues to send ripples. I hope that you will join us in celebrating the 50th birthday of the Pax Sustainable Allocation Fund, and I thank you for your part in the growth of sustainable investing.

Sincerely,

Joseph F. Keefe

President

Holdings are subject to change.

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

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You should always consider Pax World Funds’ investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please download a fund prospectus. Please read it carefully before investing.

Risks

Investments involve risk, including potential loss of principal.

Equity investments are subject to market fluctuations. The fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

The Pax Sustainable Allocation Fund is a fund-of-funds. The Fund’s allocations may change due to market fluctuations and other factors. Emerging market and international investments involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, economic or political instability in other nations or increased volatility and lower trading volume. Funds that emphasize investments in smaller companies generally will experience greater price volatility. Yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond fund total returns will decline and may even turn negative in the short term. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG (Environmental, Social and Governance) profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other Funds that do not consider ESG factors or come to different conclusions regarding such factors.

† The Morningstar Ratings™ shown are as of 06/30/2021. The Morningstar Rating for funds, or ‘star rating’, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustments for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five- and ten- year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating, 40% three-year rating for 60-119 months of total returns, and 50% 10-year rating, 30% five-year rating, 20% three-year rating for 120 or more months of total returns. While the ten-year overall rating formula seems to give the most weight to the ten-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. ©2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar, Inc. is an independent investment research firm that compiles and analyzes fund, stock and general market data.

Pax Small Cap Fund Investor Class (PXSCX) Morningstar ratings were 3 stars out of 603 funds overall, 4 stars out of 603 funds for 3 years, 3 stars out of 512 funds for 5 years, 3 stars out of 356 funds for 10 years. Pax Small Cap Fund Institutional Class (PXSIX) Morningstar ratings were 4 stars out of 603 funds overall, 4 stars out of 603 funds for 3 years, 3 stars out of 512 funds for 5 years, 4 stars out of 356 funds for 10-years. Pax Small Cap Fund Class A (PXSAX) Morningstar ratings were 3 stars out of 603 funds overall, 4 stars out of 603 funds for 3 years, 3 stars out of 512 funds for 5 years, 3 stars out of 356 funds for 10 years.

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Pax Ellevate Global Women’s Leadership Fund Investor Class (PXWEX) Morningstar ratings were 3 stars out of 282 funds overall, 3 stars out of 282 funds for 3 years, 3 stars out of 239 funds for 5 years, 3 stars out of 144 funds for 10-years. Pax Ellevate Global Women’s Leadership Fund Institutional Class (PXWIX) Morningstar ratings were 4 stars out of 282 funds overall, 3 stars out of 282 funds for 3 years, 4 stars out of 239 funds for 5 years, 4 stars out of 144 funds for 10 years.

Pax International Sustainable Economy Fund Investor Class (PXINX) Morningstar ratings were 3 stars out of 673 funds overall, 3 stars out of 673 funds for 3 years, 3 stars out of 579 funds for 5 years, 3 stars out of 385 funds for 10 years. Pax International Sustainable Economy Fund Institutional Class (PXNIX) Morningstar ratings were 4 stars out of 673 funds overall, 4 stars out of 673 funds for 3 years, 3 stars out of 579 funds for 5 years, 4 stars out of 385 funds for 10 years.

Pax Large Cap Fund Investor Class (PAXLX) Morningstar ratings were 5 stars out of 1,257 funds overall, 5 stars out of 1257 funds for 3 years. Pax Large Cap Fund Institutional Class (PXLIX) Morningstar ratings were 5 stars out of 1257 funds overall, 5 stars out of 1257 funds for 3 years.

Pax Sustainable Allocation Fund Investor Class (PAXWX) Morningstar ratings were 4 stars out of 659 funds overall, 4 stars out of 659 funds for 3 years, 4 stars out of 601 funds for 5 years, 3 stars out of 428 funds for 10 years. Pax Sustainable Allocation Fund Institutional Class (PAXIX) Morningstar ratings were 4 stars out of 659 funds overall, 5 stars out of 659 funds for 3-years, 4 stars out of 601 funds for 5 years, 3 stars out of 428 funds for 10 years.

Pax High Yield Bond Fund Investor Class (PAXHX) Morningstar ratings were 3 stars out of 634 funds overall, 4 stars out of 634 funds for 3 years, 4 stars out of 556 funds for 5 years, 2 stars out of 361 funds for 10 years. Pax High Yield Bond Fund Institutional Class (PXHIX) Morningstar ratings were 4 stars out of 634 funds overall, 4 stars out of 634 funds for 3-years, 4 stars out of 556 funds for 5 years, 3 stars out of 361 funds for 10-years. Pax High Yield Bond Fund Class A (PXHAX) Morningstar ratings were 4 stars out of 634 funds overall, 4 stars out of 634 funds for 3-years, 4 stars out of 556 funds for 5 years, 2 stars out of 361 funds for 10 years.

Pax Global Environmental Markets Fund Investor Class (PGRNX) Morningstar ratings were 4 stars out of 282 funds overall, 5 stars out of 282 funds for 3 years, 4 stars out of 239 funds for 5 years, 4 stars out of 144 funds for 10 years. Pax Global Environmental Markets Fund Institutional Class (PGINX) Morningstar ratings were 4 stars out of 282 funds overall, 5 stars out of 282 funds for 3 years, 4 stars out of 239 funds for 5 years, 4 stars out of 144 funds for 10 years. Pax Global Environmental Markets Fund Class A (PXEAX) Morningstar ratings were 4 stars out of 282 funds overall, 5 stars out of 282 funds for 3 years, 4 stars out of 239 funds for 5 years, 4 stars out of 144 funds for 10 years.

© 2021 Morningstar. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Effective March 31, 2021, the name of the Pax ESG Beta Dividend Fund changed to the Pax Global Sustainable Infrastructure Fund. Prior to March 31, 2021, the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021, may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

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June 30, 2021
Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.

Sustainable investment has come of age. This will likely be remembered as the year it happened, though we know that many small mileposts have led up to this “aha!” moment for financial markets, where sustainability is now something investors know they need to pay attention to.

If there was an official moment when the investing world snapped to attention, it was ExxonMobil’s annual shareholder meeting, during which shareholders elected three new directors to the board — all of them experts in climate change — that the company itself hadn’t nominated. This was thanks to the efforts of a small hedge fund called Engine No. 1 that owned just a tiny share of the company (0.02% of the outstanding stock). That hedge fund ran an alternative slate of directors who were not listed on the company’s own proxy ballot, and investors chose three of them to serve on the company’s board. This is something that rarely happens, and almost never because of sustainability concerns. But it happened. For investors who haven’t been aware of the sustainability concerns, it came as a surprise. For everyone else, it was the culmination of two decades’ worth of engagement and exhortation and dialogue with a company that we believe, more than most others on the planet, can claim a significant share of the blame in making climate change the emergency that it is. The idea that companies’ only purpose is to make a lot of money for shareholders is only a stone’s throw away from being officially dead as a lodestar of finance.

The ExxonMobil director election may have been the birthday cake, but there were a lot of candles on it. Ninety-eight percent of GE’s shareholders voted in favor of a proposal asking the company to achieve net zero greenhouse emissions by midcentury; more than four-fifths of DuPont’s shareholders voted in favor of a resolution calling on the company to develop a stronger policy on plastic pollution. Nearly three-fifths of ConocoPhillips’ shareholders voted for a proposal asking the company to include downstream (Scope 3) emissions in its net zero commitment. Thus far, 10 climate-related shareholder proposals have received support from a majority of shareholders, compared with three in 2020 and none in 2019. Shareholders spoke loudly on other sustainability issues, as well; for example, nine diversity-related resolutions received majority support from shareholders.

While sustainable investing has grown markedly over the past few years, sustainable-investing specialists still do not have sufficient market share to make these positive changes happen if they don’t have support from mainstream investors. It is clear, after this proxy season, that mainstream investors increasingly

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June 30, 2021

see sustainability as material to investment decision-making — and this fact is in no small part a tribute to the work of sustainable investors like Impax, over many decades. Imitation, they say, is the sincerest form of flattery.

Our own engagements with companies have focused on hastening the transition to a more sustainable economy. We don’t see fossil fuel companies as being contributors to that transition, so — because we don’t own them — we’re not the ones filing resolutions asking oil companies for decarbonization. Instead we are urging companies across all industries and sectors to understand and prepare for the physical risks that climate change creates, because all companies are vulnerable to physical risks, even if their own emissions are already zero.

Last fall we teamed up with the New York State Common Retirement Fund to ask the companies in the S&P 500 to disclose the locations of all their significant assets so we can better assess — and price — their risks. Impax does not own shares in all the companies in the S&P 500 Index, yet we’ve had conversations with 60 of the 500 to date. This is just one of the ways we have, through engagement, put physical climate risk on the agenda of some of the world’s most influential companies.

Among companies we do own, many of the 73 climate change-related engagement meetings we held in 2020 were about physical climate risk. But mitigating and adapting to climate change is only one aspect of the transition to a more sustainable economy, and we continue to engage with companies on other pressing global challenges, including leadership diversity, pay equity and COVID-19.

You can read more about the positive changes companies have made at our encouragement in our recently released Engagement Report 2021. Forty percent of the 300 meetings we held in 2020 achieved a positive outcome. We are extremely gratified by these results. Successful engagement is a long game, not a one-and-done business. Persuading companies to improve takes time and persistence, but it helps our firm, our clients and the companies in which we invest, and we will keep at it.

Sincerely,

Julie Gorte, Ph.D.
SVP for Sustainable Investing

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Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Impax Asset Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, Foreside Financial Services, LLC is not affiliated with Impax Asset Management LLC or Impax Asset Management, Ltd.

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June 30, 2021
Pax Large Cap Fund

Portfolio Manager Andrew Braun

Portfolio Manager Barbara Browning, CFA

Portfolio Managers’ Comments

How did the Pax Large Cap Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Institutional Class and Investor Class of the Fund had total returns of 19.42% and 19.29%, respectively, compared to 15.25% for the S&P 500 Index and 14.91% for the Lipper Large-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

Positive stock selection was the primary contributor to the Fund’s outperformance during the period, offset slightly by negative sector allocation, which was driven largely by the Fund’s zero weight in the Energy sector. Sectors that contributed to performance were Information Technology and Communication Services, while the Health Care and Financial sectors marginally detracted from the Fund’s overall relative performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We increased exposure to the Real Estate, Materials and Consumer Staples sectors during the period, while reducing exposure to the Communication Services and Consumer Discretionary sectors. The Real Estate sector was the Fund’s largest overweight sector at the end of the period, and Communication Services became the Fund’s largest underweighted sector.

What portfolio holdings contributed positively to performance?

Applied Materials, ViacomCBS, Fortinet, and Dell Technologies were notable contributors to performance in the first half of 2021. Applied Materials benefitted from an improving semiconductor equipment cycle, as some major new semiconductor fabrication facilities were announced during the period. Viacom’s share price fluctuated wildly during the period due to non-fundamental factors, and we took advantage of the volatility to lighten exposure at favorable levels, before exiting the position near the end of the period. Fortinet benefitted from

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June 30, 2021
Pax Large Cap Fund, continued

increased interest in cybersecurity, and Dell benefitted from the announcement that it was planning to simplify its operating structure by spinning off its majority VMWare stake later this year.

What portfolio holdings detracted from performance?

Vertex and Fiserv detracted from performance during the period. Vertex withdrew a second pipeline drug designed to treat a rare liver disease based on weak efficacy, which took some of the positive pipeline optionality out of its stock price. Fiserv continued to execute well after its merger with First Data in 2019, but the stock failed to respond during the period as investors looked for companies with more revenue growth in the Information Technology sector. We continued to hold each of these stocks throughout the period because we believe their valuation remains compelling. Our estimate of fair value for each of these companies is substantially higher than the current market prices.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Years	Since Inception[1]
Institutional Class[2]	PXLIX	19.42%	50.87%	22.65%	19.99%
Investor Class[2]	PAXLX	19.29%	50.64%	22.35%	19.70%
S&P 500 Index		15.25%	40.79%	18.67%	17.43%
Lipper Large-Cap Core Funds Index		14.91%	39.85%	17.04%	15.96%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

14

June 30, 2021

Asset Allocation	Percent of Investments
U.S. Stocks	96.8%
Cash & Cash Equivalents	3.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	6.1%
Apple, Inc.	3.8%
United Parcel Service, Inc., Class B	3.1%
Applied Materials, Inc.	3.0%
Amazon.com, Inc.	3.0%
Alphabet, Inc., Class A	2.9%
T-Mobile US, Inc.	2.6%
Procter & Gamble Co., The	2.6%
Bristol-Myers Squibb Co.	2.5%
Alphabet, Inc., Class C	2.5%
Total	32.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Information Technology	27.7%
Health Care	16.5%
Financials	10.5%
Consumer Discretionary	10.2%
Communication Services	8.0%
Industrials	7.6%
Real Estate	6.4%
Consumer Staples	5.7%
Materials	3.2%
Utilities	0.9%
Other assets and liabilities (net)	3.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

15

June 30, 2021
Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Investor Class, Class A and Institutional Class shares of the Fund had total returns of 23.56%, 23.64% and 23.77%, respectively, compared to 17.54% for the Russell 2000 Index and 21.10% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

Equity markets and small cap stocks in particular rallied during the period as the economy emerged from recession. The combination of increasing COVID-19 vaccinations and extraordinary fiscal and monetary accommodation led to surging economic growth. As a result, earnings growth exceeded expectations, which drove robust market returns.

The Fund had strong stock selection in the Healthcare and Industrials sectors. This was somewhat offset by poor selection within the Consumer Staples and Communications Services sectors. Overall, sector allocation was a slight positive contributor to performance as an underweight to Healthcare and Utilities helped relative returns but was largely offset by no exposure to Energy and the Fund’s cash holdings.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Over the course of the period, we increased exposure to the Consumer Discretionary, Healthcare and Materials sectors. These were offset by reductions to the Communication Services, Consumer Staples and Real Estate sectors. We continue to focus our efforts on security selection, reducing the magnitude of sector over and underweights.

What portfolio holdings contributed positively to performance?

Ligand Pharmaceuticals, a biotechnology company, increased 32% during the first half. The company has a diversified revenue stream consisting of royalties, milestone payments and materials sales. Their Captisol product is an important component of Gilead Science’s COVID-19 therapeutic, Veklury (Remdesivir).

16

June 30, 2021

Shares rallied sharply early in the period on better than expected results and increased guidance. We continue to be attracted to the company’s drug discovery capabilities, diversified clinical risk and profitability.

HomeTrust Bancshares, a North Carolina-based community bank, increased 45% during the period. The economic recovery and prospect of higher interest rates benefited the security’s performance. We also believe the recent steps management has taken to reduce operating costs and improve the long term profitability profile of the bank supported shares.

What portfolio holdings detracted from performance?

Coherus Biosciences, a biotechnology company, declined 17% during the period in which we held shares. Shares were weak as their cancer biosimilar, Udenyca, has underperformed expectations. In addition, during the period the company announced a shift in strategy from pureplay biosimilar business to one that also plans on developing innovative biotech products. As a result, spending is expected to increase significantly and therefore reduce profitability expectations. Given the company’s new direction, we lost confidence in the fundamental outlook and exited the position.

Exelixis, a biotechnology company, declined -9% during the period. The company’s drug, Cabometyx, is used in the treatment of liver and kidney cancer. Late in the period, poor clinical data was released about the drug. Following the end of the period, we exited our shares in the company due to lowered market opportunity expectations and increased concerns surrounding the patent position. Following the end of the period, we exited our shares due to lowered expectations and increased concerns surrounding the patent position.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

			Total Return		Average Annual Return
Share Class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXSCX		23.56%	61.57%	12.17%	11.91%	10.62%
Class A1,2,4	PXSAX	NAV[3]	23.64%	61.69%	12.16%	11.91%	10.62%
		POP	16.81%	52.76%	10.07%	10.65%	10.00%
Institutional Class[1]	PXSIX		23.77%	62.10%	12.46%	12.20%	10.90%
Russell 2000 Index			17.54%	62.03%	13.52%	16.47%	12.34%
Lipper Small-Cap Core Funds Index			21.10%	61.69%	12.17%	14.72%	11.45%

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June 30, 2021
Pax Small Cap Fund, continued
Portfolio Highlights (Unaudited), continued

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 10-year period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	1.5%
U.S. Stocks	95.6%
Cash & Cash Equivalents	2.9%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Victory Capital Holdings, Inc., Class A	5.1%
HomeTrust Bancshares, Inc.	3.9%
Meridian Bancorp, Inc.	3.6%
Vertiv Holdings Co.	2.9%
Voya Financial, Inc.	2.6%
Natus Medical, Inc.	2.3%
AZEK Co Inc., The	2.3%
SI-BONE, Inc.	2.1%
CryoPort, Inc.	2.0%
Health Catalyst, Inc.	2.0%
Total	28.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

18

June 30, 2021

Sector Diversification

Sector	Percent of Net Assets
Financials	19.0%
Industrials	16.8%
Health Care	16.7%
Information Technology	14.1%
Consumer Discretionary	11.7%
Real Estate	7.2%
Consumer Staples	5.3%
Materials	3.0%
Communication Services	1.6%
Other assets and liabilities (net)	4.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

19

June 30, 2021
Pax U.S. Sustainable Economy Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

Portfolio Managers’ Comments

How did the Pax U.S. Sustainable Economy Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Pax U.S. Sustainable Economy Fund Investor Class, Class A, and Institutional Class shares had total returns of 16.42%, 16.44% and 16.59%, respectively, compared to 14.95% for the Russell 1000 Index and 14.23% for the Lipper Multi-Cap Core Funds Index.

What is the investment objective and strategy of the Fund?

The U.S. Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund uses a systematic strategy to invest in US companies that we believe are positioned to benefit from the transition to a more sustainable economy.

Effective March 31, 2021, the Pax ESG Beta Quality Fund was renamed the Pax U.S. Sustainable Economy Fund to better reflect this core focus of investing in the transition to a more sustainable economy. The Fund’s strategy was also enhanced with the integration of the Impax Sustainability Lens into portfolio construction. The Lens, which is already used in several of our actively managed funds, is a tool that facilitates a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The Fund continues to integrate the Impax Sustainability Score and SmartCarbon discipline into its systematic process and we believe that portfolio continues to be comprised of quality companies in US markets.

What contributed positively to performance?

The Fund outperformed the Russell 1000 Index in the first quarter and performed in-line with the Index in the second quarter.

The main drivers of outperformance in the first quarter were the Fund’s overweight to earnings yield and profitability factors used in the ESG Beta Quality strategy as well as an overweight to stocks that rank in the top two quartiles of the Impax Sustainability Score.

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June 30, 2021

In the second quarter, the primary contributors to Fund performance were driven by Sustainability Lens positioning, specifically an overweight to high opportunity industries and the absence of exposure to low opportunity/high risk industries. The high opportunity subindustries of Application Software and Life Sciences Tools and Services were strong contributors during the period. The companies in these subindustries are exposed to many areas of the market where we expect to see future growth and innovation, such as digital infrastructure, automation and environmental analysis.

What detracted from performance?

During the first quarter, the Fund’s exposure to companies with lower beta detracted from performance as riskier stocks performed well in the rising market.

During the second quarter, the Fund’s avoidance of companies in the Energy sector due to its SmartCarbon approach detracted from performance due to rising oil prices but was partially offset by positive stock selection within the Fund’s energy efficiency replacement holdings.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

			Total Return		Average Annual Return
Share Class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWGX		16.42%	39.23%	16.61%	15.75%	12.16%
Class A1,2,4	PXGAX	NAV[3]	16.44%	39.26%	16.61%	15.75%	12.17%
		POP	10.03%	31.60%	14.43%	14.45%	11.53%
Institutional Class[1]	PWGIX		16.59%	39.59%	16.89%	16.04%	12.44%
Russell 1000 Index			14.95%	43.07%	19.16%	17.99%	14.90%
Lipper Multi-Cap Core Funds Index			14.23%	43.41%	17.30%	16.72%	13.09%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

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Pax U.S. Sustainable Economy Fund, continued
Portfolio Highlights (Unaudited), continued

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	1.4%
U.S. Stocks	98.0%
Cash & Cash Equivalents	0.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	5.3%
Microsoft Corp.	4.8%
Alphabet, Inc., Class A	3.4%
NVIDIA Corp.	3.3%
Johnson & Johnson	2.0%
Thermo Fisher Scientific, Inc.	2.0%
Verizon Communications, Inc.	1.9%
Zoetis, Inc.	1.9%
Lam Research Corp.	1.7%
Home Depot, Inc., The	1.7%
Total	28.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Information Technology	32.8%
Health Care	16.6%
Communication Services	9.2%
Industrials	9.1%
Financials	9.0%
Consumer Discretionary	6.5%
Consumer Staples	6.1%
Materials	5.4%
Real Estate	2.9%
Utilities	1.7%
Other assets and liabilities (net)	0.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

22

June 30, 2021
Pax Global Sustainable Infrastructure Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

Portfolio Managers’ Comments

How did the Pax Global Sustainable Infrastructure (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Fund’s Institutional Class and Investor Class shares had total returns of 10.50% and 10.41%, respectively. The Fund outperformed its primary benchmark in both the first and second quarters of 2021. In the first quarter, the Fund’s Institutional Class and Investor Class shares had total returns of 7.81% and 7.76%, respectively, compared to 5.91% for the Russell 1000 Index. In the second quarter, the Fund’s Institutional Class and Investor Class shares had total returns of 2.49% and 2.46%, respectively, compared to 2.12% for the S&P Global Infrastructure Index.

Effective March 31, 2021, the Pax ESG Beta Dividend Fund was renamed the Pax Global Sustainable Infrastructure Fund. The Fund continues to seek both capital appreciation and income on behalf of shareholders by investing in companies that, in our view, are more likely to offer higher dividend yields. The Fund’s strategy was enhanced to better reflect a core focus on investing in the transition to a more sustainable economy. The Fund invests primarily in companies that support “sustainable infrastructure” — companies that conserve, enable or increase access to vital resources such as clean energy, water, food and agriculture, healthcare, education, finance, transportation and data and communications that advance well-being.

The Fund’s primary performance benchmark changed from the Russell 1000 Index to the S&P Global Infrastructure Index at the beginning of the second quarter to better reflect its investment strategy.

What is the investment objective of the Fund?

The Global Sustainable Infrastructure Fund’s investment objective is capital appreciation and income. The Fund follows a sustainable investing approach, using a systematic process to invest in sectors, industries, and companies that the Adviser believes are positioned to provide infrastructure essential for the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis and ratings into portfolio construction.

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June 30, 2021
Pax Global Sustainable Infrastructure Fund, continued

What contributed positively to performance?

The Fund outperformed the Russell 1000 Index benchmark in the first quarter. The main drivers of outperformance were the factors used in the ESG Beta Dividend Fund strategy. The tilt toward two dividend sustainability factors, profitability and earnings quality, contributed to relative performance. The tilt toward companies with higher dividend yield also had a positive impact on returns as companies with larger dividend payouts outperformed the broader market.

The Fund outperformed the S&P Global Infrastructure Index benchmark in the second quarter. The Fund’s holdings in Water Infrastructure contributed positively to performance. The Water Utilities sub-sector performed strongly as consolidation in the industry continued with Veolia’s purchase of Suez. The Fund benefitted from holding both stocks. UK water utilities also contributed positively, partly due to government-backed cash flow. Within the portion of the portfolio we classify as Social and Economic Infrastructure, positive contributors included Building and Facilities, which continued to perform well amid a strong real estate market, Healthcare infrastructure companies. Common to these areas of our taxonomy was their exposure to REITs.

What detracted from performance?

In the first quarter, industry exposures, which were driven by the ESG Beta Dividend strategy and ESG tilts, modestly detracted from returns relative to the Russell 1000 Index. In particular, an underweight to the Energy and Financials sectors detracted from relative performance.

In the second quarter, the main detractor from performance was an underweight in Energy exposure relative to the S&P Global Infrastructure Index. Not owning oil and gas transport and storage companies was a drag on Fund performance as oil prices increased during the quarter. Portfolio holdings in New Energy that are focused on renewable power generation and distribution also detracted from performance. However, the underperformance came earlier in the quarter, before New Energy stocks benefitted from positive news about governmental infrastructure spending plans. We believe that the scale of the opportunity for companies within New Energy, and particularly in the Energy Generation & Distribution sub-sector, remains strong in the medium- to long-term as countries formulate net zero plans, power grids evolve and as clean electricity consumption increases.

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June 30, 2021

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Year	Since Inception[1]
Institutional Class[2]	PXDIX	10.50%	31.72%	14.92%	14.07%
Investor Class[2]	PAXDX	10.41%	31.43%	14.64%	13.78%
S&P Global Infrastructure Index[3]		4.99%	22.22%	4.69%	6.36%
Russell 1000 Index		14.95%	43.07%	19.16%	17.77%
Lipper Global Infrastructure Funds Index		7.40%	18.02%	7.83%	9.17%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[3]

Effective March 31, 2021 the S&P Global infrastructure Index replaced the Russell 1000 Index as the primary benchmark for the Global Sustainable Infrastructure Fund because the Adviser believes the S&P Global infrastructure Index is a more appropriate broad-based securities market index representing the universe of securities in which the Fund may invest.

Asset Allocation	Percent of Investments
Foreign Stocks	59.3%
U.S. Stocks	38.1%
Exchange-Traded Funds	0.5%
Cash & Cash Equivalents	2.1%
Total	100.0%

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June 30, 2021
Pax Global Sustainable Infrastructure Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Waste Management, Inc.	2.5%
Iberdrola SA	2.4%
Enel SpA	2.4%
Schneider Electric SE	1.9%
American Water Works Co., Inc.	1.9%
Engie SA	1.7%
AT&T, Inc.	1.7%
Edison International	1.7%
SSE PLC	1.7%
Verizon Communications, Inc.	1.6%
Total	19.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Utilities	33.6%
Industrials	24.3%
Communication Services	20.6%
Real Estate	9.6%
Information Technology	5.1%
Health Care	4.0%
Financials	0.7%
Exchange-Traded Funds	0.5%
Consumer Discretionary	0.2%
Other assets and liabilities (net)	1.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

26

June 30, 2021
Pax Global Opportunities Fund

Portfolio Manager Kirsteen Morrison

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Opportunities Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Fund’s Institutional Class and Investor Class shares had total returns of 8.66% and 8.53%, respectively, compared to 12.30% for the MSCI All-Country World (Net) Index (MSCI ACWI) and 10.87% for the Lipper Global Multi-Cap Growth Funds Index.

What factors contributed to the Fund’s performance?

During the period, the Fund underperformed MSCI ACWI as cyclical and value stocks have generally led the market over the period. Stock selection in Financials was the main source of underperformance, as the strategy is under exposed to the more interest rate sensitive names and several names had stock specific issues. Lack of exposure to Energy also detracted from performance, as did stock selection in Materials, where the Fund’s focus on specialty chemical companies lagged.

Conversely, stock selection in Health Care and Consumer Discretionary was positive over the period. Contributions came from several names which are experiencing growth drivers as a result of their alignment to the transition to a more sustainable economy. Areas of opportunities benefitting the strategy include the following themes: evolving healthcare challenges, growth in the sharing economy and digitalization of economies.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund’s holdings remain the same at 39. In terms of activity during the period, four holdings were added during the period, while four were sold. New additions represented opportunities to diversify the portfolio or to add more defensive exposure, while sales were a result of full valuations or loss of conviction.

As a result of these changes, sector allocations were broadly unchanged, with a slightly higher weighting in Industrials and a slightly lower Consumer Staples allocation. The Fund’s weighting in more cyclically-sensitive stocks rose from 55%

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June 30, 2021
Pax Global Opportunities Fund, continued

of the portfolio to 59%, while the defensive exposure decreased modestly. With rising markets, the portfolio’s weighted average market capitalization rose from $165 billion to $196 billion.

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

IQVIA (Life Sciences Tools & Services, US) has performed well on the back of 2020 results, which beat market expectations and guidance for 2021. Guidance implied an acceleration to top-line growth, driven by strong demand in the core business and continued tailwinds from COVID-19 related demand. First quarter results provided more positive news flow highlighting revenue acceleration in both the core Clinical Research Organization (CRO) business and the Technology & Analytics Solutions division.

Ashtead (Trading Companies & Distribution, UK) has seen continued positive momentum, driven by the recovery in industrial markets and a positive Capital Markets Day where the company provided ambitious mid-term growth targets. We believe that a key driver is the opportunity to expand the sharing economy into new areas while helping customers reduce their carbon footprint.

ASML (Semiconductor Equipment, Netherlands) benefitted from rapid growth in demand for the company’s leading-edge semiconductor manufacturing equipment from TSMC and Intel, both of which have recently announced large increases in capital expenditure plans, as well as rising demand for legacy products as semiconductor chip shortages widen.

What portfolio holdings detracted from performance relative to the MSCI ACWI?

Hiscox (Property & Casualty Insurance, UK) fell on the back of a disappointing outlook statement in which they announced their decision to exit some retail business in the US, resulting in lower top-line growth for 2021 and a reduction in their operating leverage in the short term. As a result, the normalization in profitability has been pushed into 2023. More recently however, the company announced the purchase of a reinsurance package which, in our view, lower volatility, free up capital and allow the company to deliver more stable earnings, returning it to a growth trajectory.

Verisk (Research & Consulting Services, US) reacted negatively to results which were below market expectations. The core insurance business continued to perform well and in-line with expectations, however the recovery in the energy business has

28

June 30, 2021

been impeded by COVID-19 and margins in financial services contracted as the business moves to a new subscription model. Management is focused on improving returns on these two smaller business divisions.

TeamViewer (Application Software, Germany) declined as the market discounted both an increase in advertising spending aimed at increasing brand awareness with both personal and enterprises users, and cautious statements regarding retention rates as businesses adapted to the “Work From Home” environment. We believe that the recent announcement of a tie-up with SAP SE, a leading enterprise software provider, provides a roadmap for growth into the enterprise market.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Year	Since Inception[1]
Institutional Class[2]	PXGOX	8.66%	36.62%	18.06%	17.91%
Investor Class[2]	PAXGX	8.53%	36.28%	17.84%	17.68%
MSCI ACWI (Net) Index		12.30%	39.26%	14.57%	14.80%
Lipper Global Multi-Cap Growth Funds Index		10.87%	42.88%	19.95%	20.27%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is June 27, 2018.

[2]

The Fund’s investment adviser assumed certain expenses during each period shown; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	47.1%
U.S. Stocks	50.7%
Cash & Cash Equivalents	2.2%
Total	100.0%

29

June 30, 2021
Pax Global Opportunities Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	4.5%
IQVIA Holdings, Inc.	3.7%
Linde PLC	3.5%
HDFC Bank, Ltd., ADR	3.4%
MasterCard, Inc., Class A	3.4%
Prudential PLC	3.3%
Equinix, Inc., REIT	3.3%
Evotec SE	3.1%
Cadence Design Systems, Inc.	3.1%
Taiwan Semiconductor Manufacturing Co, Ltd.	3.1%
Total	34.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Information Technology	27.1%
Health Care	20.0%
Industrials	14.0%
Financials	13.2%
Materials	11.7%
Consumer Staples	3.8%
Real Estate	3.3%
Consumer Discretionary	2.9%
Communication Services	1.9%
Other assets and liabilities (net)	2.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

30

June 30, 2021
Pax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Sid Jha

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Environmental Markets Fund perform for the period?

For the six-month period ended June 30, 2021, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of 11.61%, 11.59%, and 11.75%, respectively, versus 12.30% for the MSCI All Country World (Net) Index (MSCI ACWI) and 6.96% for the FTSE Environmental Opportunities Index Series (FTSE EOAS).

What factors contributed to the Fund’s performance?

The Fund’s overweight allocation to the Renewable & Alternative Energy sector detracted over the first half of the year. Renewable energy holdings have been more volatile as a maturing sector and a number of passive renewables indices have rebalanced to address over-concentration.

Earnings results to date in 2021 have been generally strong and ahead of expectations. Strong absolute returns in the portfolio have been generated by thematic areas such as Waste Management & Technologies, Pollution Control, and Food, Agriculture & Forestry. Stock selection continues to be a key positive contributor to performance, particularly within the Energy Efficiency sector.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund continues to hold 48 stocks, with four new stocks added and four stocks exited during the period. New companies added represent a thematic opportunity — such as Texas Instruments, a leading player in analog chips, Vestas Wind Systems, a large European wind turbine manufacturer, and Air Liquide SA, a defensive name in industrial gas with many environmental applications. Companies exited were sold as valuation upside was seen as limited, or, in another example, with acquirer Veolia Environnement, to retain European Utility company exposure.

31

June 30, 2021
Pax Global Environmental Markets Fund, continued

The portfolio’s weighted average market capitalization has increased slightly, mostly as a result of rising markets. Regional positioning is slightly higher in North America and lower in Asia compared to the beginning of the period. By revenue, global exposures are broadly unchanged. Sector allocations are mostly unchanged, and in terms of environmental markets sectors, the Renewables exposure has increased with the addition of Vestas Wind Systems.

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

Environmental Testing holdings announced strong results during the first half of the year and upgraded their outlooks. Share prices for Waters Corporation (Environmental Testing & Gas Sensing, US) and Agilent (Environmental Testing & Gas Sensing, US) set new highs with management teams announcing good results and optimistic guidance for the near term. Benefitting from the continued economic recovery, Waste Management (General Waste Management, US), a leading private player in the US refuse and recycling market, saw stronger than expected waste volumes from commercial end customers.

What portfolio holdings detracted from performance relative to the MSCI ACWI?

Orsted (Renewable Energy Developers & IPPs, Denmark) was the largest detractor year-to-date, underperforming due to continued volatility in the sector.

A number of software technology companies also saw a moderation in share price appreciation after strong gains in 2020. TeamViewer (Transport Energy Efficiency, Germany), which provides software to facilitate the control and management of industrial devices and thus limit travel and associated emissions, suffered due to volatile sentiment following its mixed first quarter results. There was market uncertainty about whether TeamViewer’s current customer attrition rate might continue even though the company posted record sales.

Lastly, Verisk (Environmental Consultancies, US), a leading provider of data analytics and workflow solutions, underperformed following disappointing quarterly results, driven primarily by end market weakness in two smaller business segments.

32

June 30, 2021

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

			Total Return		Average Annual Return
Share Class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PGRNX		11.61%	46.70%	17.40%	15.63%	10.74%
Class A1,2,4	PXEAX	NAV[3]	11.59%	46.65%	17.38%	15.62%	10.75%
		POP	5.43%	38.61%	15.20%	14.32%	10.12%
Institutional Class[1]	PGINX		11.75%	47.09%	17.69%	15.92%	11.02%
MSCI ACWI (Net) Index			12.30%	39.26%	14.57%	14.61%	9.90%
FTSE Environmental Opportunities Index Series			6.96%	53.55%	21.19%	19.36%	11.74%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	41.2%
U.S. Stocks	57.1%
Cash & Cash Equivalents	1.7%
Total	100.0%

33

June 30, 2021
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Linde PLC	3.4%
Waste Management, Inc.	3.4%
Agilent Technologies, Inc.	3.2%
American Water Works Co., Inc.	3.0%
Schneider Electric SE	2.7%
Koninklijke DSM NV	2.7%
IDEX Corp.	2.7%
Hubbell, Inc.	2.7%
ANSYS, Inc.	2.6%
Trane Technologies PLC	2.6%
Total	29.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

34

June 30, 2021

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		2.9%
	Wind Power Generation Equipment	1.0%
	Renewable Energy Developers & Independent Power Producers (IPPs)	1.9%

	Energy Efficiency		36.8%
	Power Network Efficiency	5.4%
	Industrial Energy Efficiency	18.4%
	Buildings Energy Efficiency	5.0%
	Transport Energy Efficiency	8.0%

	Water Infrastructure & Technologies		19.3%
	Water Infrastructure	10.1%
	Water Treatment Equipment	2.1%
	Water Utilities	7.1%

	Pollution Control		11.4%
	Pollution Control Solutions	1.6%
	Environmental Testing & Gas Sensing	9.8%

	Waste Management & Technologies		3.4%
	General Waste Management	3.4%

	Environmental Support Services		2.5%
	Environmental Consultancies	2.5%

	Food, Agriculture & Forestry		16.5%
	Logistics, Food Safety & Packaging	6.8%
	Sustainable & Efficient Agriculture	9.7%

	Diversified Environmental		4.9%
	Diversified Environmental	4.9%

	Other assets and liabilities (net)	2.3%	2.3%
	Total	100.0%	100.0%

May include companies representing multiple industries within a single “Sector”.

35

June 30, 2021
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	56.7%
United Kingdom	10.4%
Germany	7.6%
France	6.4%
Netherlands	4.1%
Japan	4.0%
Denmark	2.9%
Taiwan	2.2%
Switzerland	1.5%
Belgium	1.0%
Hong Kong	0.9%
Other Assets and liabilities (net)	2.3%
Total	100.0%

36

June 30, 2021
Pax Ellevate Global Women’s Leadership Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Leadership Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Investor and Institutional Class1 had total returns of 12.31% and 12.46%, respectively, compared to 13.13% for the Impax Global Women’s Leadership Index (Women’s Index), 13.05% for the MSCI World (Net) Index (World Index) and 13.56% for the Lipper Global Multi-Cap Core Funds Index.

During the period, the Fund crossed the seven-year milestone since adopting its current investment strategy in June of 2014. The Fund’s institutional class has modestly outperformed the MSCI World Index over the period since adopting its current investment strategy (6/4/2014 – 6/30/2021), ranking in the 22nd percentile (out of 76 peers) within the Lipper Global Multi-Cap Core category.1

What is the investment objective of the Fund?

The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index. The Fund pursues a systematic strategy, investing in the companies comprising the Women’s Index, the first index of the highest-rated companies in the world for gender-diverse leadership, as rated by Impax Gender Analytics.2

The Fund overweights the portfolio toward Women’s Index companies with the most favorable gender leadership characteristics seeking to capture the increased investment returns we believe gender-diverse leadership will deliver over time. The Fund exceeds global markets on key gender characteristics including greater representation of women on boards and in senior management. Women hold 41% of the board seats and 33% of senior management positions in companies in the Fund, compared to 30% and 21%, respectively, within the World Index.

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June 30, 2021
Pax Ellevate Global Women’s Leadership Fund, continued

What contributed positively to performance?

There were several holdings across six sectors that produced strong results and contributed to the Fund’s performance relative to the World Index over the period. In particular, strong contribution came from the Financials, Information Technology and Consumer Staples sectors.

What detracted from performance?

Detracting from relative performance during the quarter were a number of growth-orientated, higher market capitalization companies that fall outside our gender leadership universe but generated strong returns, including Nvidia, Apple, Alphabet and Facebook. In addition, no weight in the Energy sector was a headwind to relative performance as it performed very strongly amid rising oil prices.

[1]

Data shown represents rankings for the Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) in the Lipper Global Multi-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) 1-year 77th percentile rank out of 141 funds, 3-year 27th percentile rank out of 110 funds, 5-year 31st percentile rank out of 96 funds, since re-org (06/04/14) 22nd percentile rank out of 76 funds and 10-year 30th percentile rank out of 64 funds. The Pax Ellevate Global Women’s Leadership Fund - Investor Class (PXWEX) 1-year 83rd percentile rank out of 141 funds, 3-year 35th percentile rank out of 110 funds, 5-year 40th percentile rank out of 96 funds, since re-org (06/04/14) 33rd percentile rank out of 76 funds and 10-year 41st percentile rank out of 64 funds.

[2]	Impax Gender Analytics, December 31, 2020. The Fund’s investable universe, the Women’s Index, had its annual reconstitution on 11/30/2020.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWEX	12.31%	35.38%	14.03%	14.02%	9.90%
Institutional Class[1]	PXWIX	12.46%	35.75%	14.32%	14.32%	10.17%
Impax Global Women’s Leadership (Net) Index*		13.13%	35.35%	14.93%	14.64%	N/A
MSCI World (Net) Index		13.05%	39.04%	14.99%	14.83%	10.65%
Lipper Global Multi-Cap Core Funds Index		13.56%	42.04%	13.68%	13.94%	9.98%

See ‘Glossary of Terms’ for descriptions of benchmarks.

38

June 30, 2021

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

*	Inception date of Women’s Index is February 28, 2014.

[1]

On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Leadership Fund (the fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for account and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	29.1%
U.S. Stocks	66.8%
Cash & Cash Equivalents	4.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	5.0%
Amazon.com, Inc.	4.4%
Estee Lauder Cos, Inc., The, Class A	2.2%
L’Oreal SA	2.1%
lululemon athletica, Inc.	2.1%
American Water Works Co., Inc.	2.0%
Principal Financial Group, Inc.	2.0%
Ulta Beauty, Inc.	2.0%
Starbucks Corp.	1.8%
Sunrun, Inc.	1.7%
Total	25.3%

Holdings are subject to change

39

June 30, 2021
Pax Ellevate Global Women’s Leadership Fund, continued
Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	18.2%
Information Technology	16.9%
Consumer Discretionary	16.5%
Health Care	13.0%
Consumer Staples	11.6%
Industrials	7.3%
Materials	6.8%
Communication Services	5.1%
Utilities	2.7%
Real Estate	1.3%
Other assets and liabilities (net)	0.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets
United States	69.2%
France	8.7%
Canada	5.0%
United Kingdom	3.6%
Netherlands	3.4%
Germany	2.5%
Australia	2.2%
Sweden	1.8%
Denmark	0.8%
Norway	0.7%
Switzerland	0.3%
Spain	0.3%
Italy	0.2%
Finland	0.2%
Hong Kong	0.1%
Belgium	0.1%
Japan	0.1%
Singapore	0.1%
New Zealand	0.1%
Israel	0.0%*
Austria	0.0%*
Portugal	0.0%*
Other Assets and liabilities (net)	0.6%
Total	100.0%

*	Rounds to less than 0.05%.

40

June 30, 2021
Pax International Sustainable Economy Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

Portfolio Manager’s Comments

How did the Pax International Sustainable Economy Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Institutional Class and Investor Class shares had total returns of 6.80% and 6.64%, respectively, compared to 8.83% for the MSCI EAFE (Net) Index (EAFE Index), 7.34% for the MSCI EAFE ESG Leaders (Net) Index and 11.08% for the Lipper International Large-Cap Core Funds Index.

What is the investment objective of the Fund?

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund uses a systematic strategy to invest in non-US developed markets companies that we believe are positioned to benefit from the transition to a more sustainable economy.

Effective March 31, 2021, the Pax MSCI EAFE ESG Leaders Index Fund was renamed the Pax International Sustainable Economy Fund to better reflect this core focus of investing in the transition to a more sustainable economy. The Fund’s strategy was also enhanced with the integration of the Impax Sustainability Lens into portfolio construction. The Lens, which is already used in several of our actively managed funds, is a tool that facilitates a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The Fund continues to be comprised of a well-diversified portfolio of companies in non-US developed markets that we believe are ESG leaders and continues to integrate SmartCarbon into its process.

What contributed positively to performance?

The strategy utilizes SmartCarbon, a proprietary tool that replaces energy sector holdings with energy efficiency stocks. During the period, the Fund’s SmartCarbon approach added to relative return. The allocation to energy efficiency companies had a positive impact on performance, while avoidance of the Energy sector detracted from returns due to rising oil prices, partially offsetting positive results from the energy efficiency allocation.

41

June 30, 2021
Pax International Sustainable Economy Fund, continued

Over the period since this approach was integrated into the process, it has added 2.59% of relative annualized return compared to the EAFE Index (21-month period: 09/30/19 – 06/30/21). Both an overweight toward energy efficiency companies and no exposure to the Energy sector have benefited performance.

What detracted from performance?

During the period the higher-rated sustainable companies within the EAFE Index universe underperformed, creating a headwind to Fund performance. The MSCI EAFE ESG Leaders Index, which represents the more sustainable companies in the EAFE Index, returned 7.32% during the period, 1.51% lower than the EAFE Index. In this environment, the Fund’s weight in companies with top-tier MSCI IVA ratings was a significant detractor to performance.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Years	5 Years	10 Years
Institutional Class[1]	PXNIX	6.80%	28.61%	9.26%	9.89%	6.26%
Investor Class[1,2]	PXINX	6.64%	28.32%	8.98%	9.63%	5.99%
MSCI EAFE (Net) Index[3]		8.83%	32.35%	8.27%	10.28%	5.89%
MSCI EAFE ESG Leaders (Net) Index		7.34%	30.05%	9.46%	10.31%	6.61%
Lipper International Large-Cap Core Funds Index		11.08%	37.13%	7.17%	9.38%	5.25%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s inception date is January 27, 2011. On March 31, 2014, Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI EAFE ESG Leaders Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

42

June 30, 2021

[2]

Inception of the Investor Class is March 31, 2014. The performance information shown for the Investor Class shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Investor Class.

[3]

Effective March 31, 2021 the MSCI EAFE (Net) Index replaced the MSCI EAFE ESG Leaders (Net) Index as the primary benchmark for the Pax International Sustainable Economy Fund because the Adviser believes the MSCI EAFE (Net) Index is a more appropriate broad-based securities market index representing the universe of securities in which the Fund may invest.

Asset Allocation	Percent of Investments
Foreign Stocks	99.4%
Cash & Cash Equivalents	0.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
ASML Holding NV	4.0%
Roche Holding AG	3.5%
SAP SE	2.1%
AstraZeneca PLC	2.1%
Novo Nordisk A/S, Class B	2.0%
Unilever PLC	1.7%
Commonwealth Bank of Australia	1.7%
L’Oreal SA	1.3%
Allianz SE	1.3%
GlaxoSmithKline PLC	1.2%
Total	20.9%

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Financials	18.5%
Industrials	16.9%
Health Care	16.6%
Information Technology	11.1%
Consumer Staples	9.6%
Materials	8.9%
Communication Services	6.0%
Consumer Discretionary	5.5%
Utilities	2.9%
Real Estate	2.9%
Other assets and liabilities (net)	1.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

43

June 30, 2021
Pax International Sustainable Economy Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
Japan	24.1%
United Kingdom	12.2%
France	10.7%
Switzerland	9.2%
Germany	8.8%
Netherlands	6.3%
Australia	5.8%
Denmark	4.1%
Sweden	4.0%
Italy	2.1%
Spain	2.0%
Hong Kong	2.0%
Finland	1.6%
Singapore	1.5%
New Zealand	1.5%
Ireland	0.9%
Norway	0.7%
Belgium	0.6%
Austria	0.5%
Portugal	0.2%
Israel	0.1%
Other Assets and liabilities (net)	1.1%
Total	100.0%

44

June 30, 2021
Pax Core Bond Fund

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager’s Comments

How did the Pax Core Bond Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Institutional Class and Investor Class shares of the Fund had total returns of -1.39% and -1.51%, respectively, compared to -1.60% for the Bloomberg Barclays U.S. Aggregate Bond Index and -1.19% for the Lipper Core Bond Funds Index.

What factors contributed to the Fund’s performance?

An overweight allocation to the securitized sector, notably asset-backed securities (ABS), was a significant contributor to performance relative to the benchmark. Last year, ABS detracted from performance, but this year ABS has produced strong performance due to a number a factors. ABS benefited from shorter duration positioning, some are structured as floating rate loans, and there has been strong collateral performance. The collateral for ABS, which is usually consumer loans, benefited from government fiscal stimulus.

The Fund’s Treasury-like supranational holdings also drove positive relative performance. These high quality, shorter-duration securities performed well in a rising interest rate environment.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Since the beginning of the year, we have been positioning for a continued improvement in the economy and slightly rising interest rates. Our approach is to maintain a duration-neutral portfolio and, as such, we do not try to predict interest rate movements. However, to blunt the potential rise in interest rates, we are positioning the portfolio to be overweight in credit sectors including corporate bonds and asset backed securities. Both sectors have benefited and are expected to continue to benefit from the monetary and fiscal stimulus along with the re-opening of the economy.

45

June 30, 2021
Pax Core Bond Fund, continued

What portfolio holdings contributed positively to performance?

A number of Fund holdings within the corporate and ABS sectors were positive contributors. Holdings such as Netflix, Mill City Solar, and American University were among top contributors.

What portfolio holdings detracted from performance?

The Fund’s Treasuries sector was the largest detractor to performance versus the Bloomberg Barclays U.S. Aggregate Bond Index, particularly the long-dated Treasury holdings with maturities in 2040 and 2050. These securities did not perform well in the rising interest rate environment during the first quarter. We manage a duration-neutral portfolio and we believe that our Treasury holdings help offset shorter-duration positions in other sectors.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Years	Since Inception[1]
Institutional Class[2]	PXBIX	-1.39%	-0.06%	5.01%	3.80%
Investor Class[2]	PAXBX	-1.51%	-0.31%	4.75%	3.54%
Bloomberg Barclays US Aggregate Bond Index		-1.60%	-0.33%	5.34%	4.18%
Lipper Core Bond Funds Index		-1.19%	1.50%	5.92%	4.59%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	91.9%
Foreign Bonds	6.2%
Cash & Cash Equivalents	1.9%
Total	100.0%

46

June 30, 2021

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 2.250%, 05/15/41	3.3%
United States Treasury Note, 0.500%, 02/28/26	2.1%
United States Treasury Note, 2.375%, 05/15/51	2.0%
United States Treasury Note, 1.125%, 02/29/28	1.6%
European Investment Bank, 3.250%, 01/29/24	1.1%
United States Treasury Note (TIPS), 0.375%, 07/15/27	1.1%
International Bank for Reconstruction & Development, 1.625%, 01/15/25	1.1%
Kreditanstalt fuer Wiederaufbau, 3.125%, 12/15/21	0.9%
European Investment Bank, 0.250%, 09/15/23	0.9%
United States Treasury Note (TIPS), 0.125%, 04/15/22	0.9%
Total	15.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Corporate Bonds	39.7%
Mortgage-Backed Bonds	23.7%
Treasury Bonds	13.5%
Supranational Bonds	11.5%
Asset-Backed Securities	7.5%
Agency/Gov’t Related Bonds	1.5%
Municipal Bonds	1.2%
Community Investment Notes	0.0%*
Other assets and liabilities (net)	1.4%
Total	100.0%

*	Rounds to less than 0.05%.

47

June 30, 2021
Pax Core Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	37.8%
AAA	18.0%
AA+	1.0%
AA	1.7%
AA-	2.5%
A+	2.4%
A	5.7%
A-	6.2%
BBB+	7.1%
BBB	5.2%
BBB-	3.1%
BB+	0.8%
BB	1.8%
BB-	1.4%
B+	0.3%
B	0.1%
Not Rated	4.9%
Total	100.0%

*

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

48

June 30, 2021
Pax High Yield Bond Fund

Portfolio Manager Peter Schwab, CFA

Portfolio Manager Kent Siefers

Portfolio Managers’ Comments

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of 1.92%, 2.06%, and 2.19%, respectively, compared to 2.86% for the ICE BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 4.27% for the Lipper High Yield Bond Funds Index.

The Fund’s underperformance during this period was consistent with our expectations due to the strong performance of both lower-rated companies and more volatile sectors. The Fund is positioned in what we believe to be higher quality companies with more durable business models. The Fund’s underweight in the Energy sector, which notably outperformed, was the overwhelming driver of the Fund’s underperformance in this period. We believe the high yield Energy sector’s longer-term fundamentals remain challenged despite the recent improvement in commodity prices.

What factors contributed to the Fund’s performance?

The Fund’s performance was characterized by negative sector allocation but offset by modestly positive credit selection. Sector exposures that caused the greatest headwinds were the underweights in Energy and Leisure as well as overweights in Media, Healthcare, Technology and Telecommunications. Offsetting the negative drag from sector allocation, we had positive credit selection in the Media, Capital Goods, Consumer Products and Retail sectors.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

During the first half of 2021, the Fund increased its exposure to the Retail, Consumer Goods and Technology sectors. These sectors have been active with attractive new issuance and we have taken the opportunity to add exposure. The Fund decreased its exposure to the Basic Industry, Healthcare and Automotive sectors as many positions in these sectors have performed well and run their course, in our view.

49

June 30, 2021
Pax High Yield Bond Fund, continued

During the period, the Fund divested from fossil fuels. The decision to limit exposure to fossil fuels reflects our concern about the high yield energy sector’s challenging future fundamentals and poor return prospects, as well as our explicit alignment with the transition to a more sustainable economy. By reducing exposure to fossil fuel companies, we aim to build a more resilient portfolio for our investors, to mitigate climate-related risks and accelerate the low carbon energy transition. We recognize there may be short-term periods of underperformance if the Energy sector does well, as it did during the first half of 2021; however, we believe this will also be accompanied by periods of outperformance when Energy lags. In aggregate, we believe that avoiding the Energy sector in the high yield asset class will result in higher returns and lower volatility over medium- and long-term horizons.

By credit rating, the Fund’s exposure to BB and B rated bonds during the 6-month period has been very stable at approximately 41-42% and 38-40% respectively. The Fund’s CCC rated exposure has also been consistent at approximately 9-10% as we continue to find attractive opportunities in this rating category.

The duration of the Fund, as measured by FactSet, was 3.7 years on June 30, 2021, up from 3.5 years on December 31, 2020. The benchmark’s duration at the same dates were 4.1 years and 3.7 years, respectively.

What portfolio holdings contributed positively to performance?

Avantor, a medical products company, performed well in the quarter due to strengthening fundamentals and an improving credit profile. This company remains a long-standing core holding in the Fund.

Michaels Stores, a leading retailer of arts and craft products, also performed well as the company went through an ownership change and a re-financing which resulted in strong outperformance.

Land O’Lakes, a food and agricultural products cooperative, delivered strong results and our positioning in the company’s perpetual debt securities benefited on notable outperformance during this period.

What portfolio holdings detracted from performance?

Endo, a generic drug maker, underperformed due to threatening patent concerns and potential legal liabilities. We have reduced our position in this company during the period.

50

June 30, 2021

Altice USA, a leading cable and broadband service provider, lagged in the period due to its more defensive business model. This company remains a long-term core holding of the Fund.

Emergent BioSolutions, a specialty biopharmaceutical company, performed poorly due to reports of below average quality standards in their manufacturing plants. We sold this position during the period.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

			Total Return		Average Annual Return
Share Class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXHX		1.92%	11.72%	6.99%	7.03%	4.97%
Class A1,2,4	PXHAX	NAV[3]	2.06%	11.70%	7.04%	7.05%	5.00%
		POP	-2.54%	6.63%	5.41%	6.07%	4.52%
Institutional Class[1]	PXHIX		2.19%	12.02%	7.26%	7.30%	5.25%
ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			2.86%	13.40%	7.39%	7.00%	6.43%
Lipper High Yield Bond Funds Index			4.27%	16.68%	6.66%	6.92%	5.89%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

51

June 30, 2021
Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Bonds	83.7%
Foreign Bonds	11.0%
Loans	1.8%
U.S. Stocks	0.5%
Cash & Cash Equivalents	3.0%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Avantor Funding, Inc., 4.625%, 07/15/28	1.0%
Kraft Heinz Foods Co., 4.375%, 06/01/46	0.9%
CCO Holdings, LLC/Capital Corp., 4.750%, 03/01/30	0.9%
Standard Industries, Inc., 5.000%, 02/15/27	0.8%
Univar Solutions USA, Inc., 5.125%, 12/01/27	0.7%
IQVIA, Inc., 5.000%, 05/15/27	0.7%
Tenet Healthcare Corp., 5.125%, 11/01/27	0.7%
Ford Motor Co., 9.000%, 04/22/25	0.6%
SEG Holding, LLC/Finance Corp., 5.625%, 10/15/28	0.6%
NCR Corp., 5.125%, 04/15/29	0.6%
Total	7.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Credit Quality*

Bond Rating	Percent of Bonds
BBB+	0.3%
BBB-	4.3%
BB+	10.5%
BB	17.7%
BB-	14.5%
B+	17.1%
B	14.8%
B-	9.4%
CCC+	7.4%
CCC	2.5%
CCC-	0.2%
Not Rated	1.3%
Total	100.0%

*	See bond rating descriptions on page 49.

52

June 30, 2021

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Media	15.2%
Basic Industry	10.5%
Health Care	10.3%
Technology & Electronics	8.4%
Consumer Goods	7.6%
Telecommunications	7.5%
Services	7.4%
Retail	6.9%
Capital Goods	6.7%
Automotive	4.6%
Financial Services	2.9%
Leisure	2.5%
Utility	1.8%
Real Estate	1.5%
Transportation	1.4%
Banking	0.6%
Insurance	0.5%
Community Investment Notes	0.1%
Other assets and liabilities (net)	3.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

53

June 30, 2021
Pax Sustainable Allocation Fund

Portfolio Manager Andrew Braun

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Peter Schwab, CFA

Portfolio Managers’ Comments

How did the Pax Sustainable Allocation Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2021, the Investor Class and Institutional Class of the Fund had total returns of 9.71% and 9.86%, respectively, compared to 8.28% for the 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index blend (the Blended Index), 15.25% for the S&P 500 Index and 9.69% for the Morningstar Allocation—50% to 70% Equity category average.

Relative to peers in the Morningstar Allocation--50% to 70% Equity category, the Fund’s Institutional Class ranks in the top 10th and 19th percentile for the 3- and 5-year periods, respectively, ended June 30, 2021.1

What factors contributed to the Fund’s performance?

Equity markets rallied during the period as the economy emerged from recession. The combination of increasing COVID-19 vaccinations and extraordinary fiscal and monetary accommodation led to surging economic growth. As a result, earnings growth exceeded expectations, which drove robust equity market returns. Interest rates rose sharply in first quarter, before partially retracing the path lower in second quarter, but still remained meaningfully higher than at the start of 2021.

In this environment, a modest overweight position to equities and underweight to bonds was a significant positive contributor to outperformance relative to the Blended Index. The S&P 500 Index rose 15.2% with small cap stocks performing even stronger, as the Russell 2000 Index was up 17.5%. International stocks lagged their U.S. counterparts as the MSCI EAFE Index returned 8.8%. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.6% as the yield curve steepened, with rates closing the period higher than they had started the year.

54

June 30, 2021

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Gross domestic product (GDP) and earnings growth are expected to continue recovering sharply during 2021, driven by pent up demand as economies open further and consumer and business confidence returns. While the Federal Reserve’s determination to let the economy “run hot” has led to longer-term concerns about inflation, we believe the current inflation impulse is transitory. Equity valuations remain stretched, but upside to bond returns may be limited by the combination of low interest rates relative to history and very tight credits spreads. The Fund remains modestly overweight equity, with an underweight to fixed income and a modest allocation to cash.

What portfolio holdings contributed positively and negatively to performance?

The Pax Large Cap Fund represents the largest equity allocation and was also the largest underlying fund contributor to return as it significantly outperformed the S&P 500 Index. The Pax Small Cap Fund was also a positive contributor as it returned 23.8%, outperforming the Russell 2000 Index by a wide margin in a strong market for small cap stocks. Relative to the Blended Index, the Pax International Sustainable Economy Fund detracted from performance as it underperformed the MSCI EAFE Index and non-U.S. equities trailed U.S. equities.

[1]

Rankings in other time periods may be lower. Comparison based on the Morningstar Allocation-50% to 70% Equity peer group for the period ending 06/30/2021. The Pax Sustainable Allocation Fund’s Institutional Class performance for the 1-year period ranked 216 out of 685 (35th percentile), for the 3-year period ranked 53 out of 659 (10th percentile), for the 5-year period ranked 102 out of 601 (19th percentile), and for the 10-year period 161 out of 428 (38th percentile). The Pax Sustainable Allocation Fund’s Investor Class performance for the 1-year period ranked 235 out of 685 (37th percentile), for the 3-year period ranked 70 out of 659 (13th percentile), for the 5-year period ranked 136 out of 601 (25th percentile), and for the 10-year period 192 out of 428 (45th percentile).

55

June 30, 2021
Pax Sustainable Allocation Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2021

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXWX	9.71%	26.57%	13.74%	11.51%	8.62%
Institutional Class[1]	PAXIX	9.86%	26.87%	14.01%	11.78%	8.89%
S&P 500 Index		15.25%	40.79%	18.67%	17.65%	14.84%
Blended Index		8.28%	23.02%	13.64%	11.89%	10.39%
Morningstar Allocation — 50% to 70% Equity		9.69%	27.06%	11.00%	10.26%	8.34%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	Effective December 18, 2019, the name of the Pax Balanced Fund changed to the Pax Sustainable Allocation Fund.

Manager Allocations

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Pax Large Cap Fund	43.5%
Small Cap Core Strategies
Pax Small Cap Fund	3.4%
Foreign Strategies
Pax Ellevate Global Women’s Leadership Fund	2.6%
Pax Global Environmental Markets Fund	2.5%
Pax Global Opportunities Fund	2.4%
Pax Global Sustainable Infrastructure Fund	3.1%
Pax International Sustainable Economy Fund	7.0%
Total Equity	64.5%

Fixed Income
Investment Grade/Intermediate
Pax Core Bond Fund	29.0%
High Yield Strategies
Pax High Yield Bond Fund	2.9%
Total Fixed Income	31.9%

Cash & Cash Equivalents	3.6%
Total	100.0%

56

June 30, 2021
Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2021 and ending on June 30, 2021.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of fifteen dollars. If you are invested in one of these account types, you should add an additional $7.50 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, our costs would have been higher.

57

June 30, 2021
Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,192.90	0.95%	$ 5.17
Large Cap Fund - Institutional	1,000.00	1,194.20	0.70%	3.81
Small Cap Fund - Investor	1,000.00	1,235.60	1.13%	6.26
Small Cap Fund - Class A	1,000.00	1,236.40	1.13%	6.27
Small Cap Fund - Institutional	1,000.00	1,237.70	0.88%	4.88
U.S. Sustainable Economy Fund - Investor	1,000.00	1,164.20	0.79%	4.24
U.S. Sustainable Economy Fund - Class A	1,000.00	1,164.40	0.79%	4.24
U.S. Sustainable Economy Fund - Institutional	1,000.00	1,165.90	0.54%	2.90
Global Sustainable Infrastructure Fund - Investor	1,000.00	1,104.10	0.85%	4.43
Global Sustainable Infrastructure Fund - Institutional	1,000.00	1,105.00	0.61%	3.18
Global Opportunities Fund - Investor	1,000.00	1,085.30	1.21%	6.26
Global Opportunities Fund - Institutional	1,000.00	1,086.60	0.96%	4.97
Global Environmental Markets Fund - Investor	1,000.00	1,116.10	1.12%	5.88
Global Environmental Markets Fund - Class A	1,000.00	1,115.90	1.12%	5.88
Global Environmental Markets Fund - Institutional	1,000.00	1,117.50	0.87%	4.57
Global Women’s Leadership Fund - Investor	1,000.00	1,123.10	0.77%	4.05
Global Women’s Leadership Fund - Institutional	1,000.00	1,124.60	0.52%	2.74
International Sustainable Economy Fund - Investor	1,000.00	1,066.40	0.72%	3.69
International Sustainable Economy Fund - Institutional	1,000.00	1,068.00	0.47%	2.41
Core Bond Fund - Investor	1,000.00	984.90	0.71%	3.49
Core Bond Fund - Institutional	1,000.00	986.10	0.46%	2.27
High Yield Bond Fund - Investor	1,000.00	1,019.20	0.91%	4.56
High Yield Bond Fund - Class A	1,000.00	1,020.60	0.91%	4.56
High Yield Bond Fund - Institutional	1,000.00	1,021.90	0.66%	3.31
Sustainable Allocation Fund - Investor	1,000.00	1,097.10	0.30%	1.56
Sustainable Allocation Fund - Institutional	1,000.00	1,098.60	0.05%	0.26

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2021 and ending on June 30, 2021).

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June 30, 2021
Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,020.08	0.95%	$ 4.76
Large Cap Fund - Institutional	1,000.00	1,021.32	0.70%	3.51
Small Cap Fund - Investor	1,000.00	1,019.19	1.13%	5.66
Small Cap Fund - Class A	1,000.00	1,019.19	1.13%	5.66
Small Cap Fund - Institutional	1,000.00	1,020.43	0.88%	4.41
U.S. Sustainable Economy Fund - Investor	1,000.00	1,020.88	0.79%	3.96
U.S. Sustainable Economy Fund - Class A	1,000.00	1,020.88	0.79%	3.96
U.S. Sustainable Economy Fund - Institutional	1,000.00	1,022.12	0.54%	2.71
Global Sustainable Infrastructure Fund - Investor	1,000.00	1,020.58	0.85%	4.26
Global Sustainable Infrastructure Fund - Institutional	1,000.00	1,021.77	0.61%	3.06
Global Opportunities Fund - Investor	1,000.00	1,018.79	1.21%	6.06
Global Opportunities Fund - Institutional	1,000.00	1,020.03	0.96%	4.81
Global Environmental Markets Fund - Investor	1,000.00	1,019.24	1.12%	5.61
Global Environmental Markets Fund - Class A	1,000.00	1,019.24	1.12%	5.61
Global Environmental Markets Fund - Institutional	1,000.00	1,020.48	0.87%	4.36
Global Women’s Leadership Fund - Investor	1,000.00	1,020.98	0.77%	3.86
Global Women’s Leadership Fund - Institutional	1,000.00	1,022.22	0.52%	2.61
International Sustainable Economy Fund - Investor	1,000.00	1,021.22	0.72%	3.61
International Sustainable Economy Fund - Institutional	1,000.00	1,022.46	0.47%	2.36
Core Bond Fund - Investor	1,000.00	1,021.27	0.71%	3.56
Core Bond Fund - Institutional	1,000.00	1,022.82	0.46%	2.31
High Yield Bond Fund - Investor	1,000.00	1,020.28	0.91%	4.56
High Yield Bond Fund - Class A	1,000.00	1,020.28	0.91%	4.56
High Yield Bond Fund - Institutional	1,000.00	1,021.52	0.66%	3.31
Sustainable Allocation Fund - Investor	1,000.00	1,023.31	0.30%	1.51
Sustainable Allocation Fund - Institutional	1,000.00	1,024.55	0.05%	0.25

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2021 and ending on June 30, 2021).

59

June 30, 2021
Schedules of Investments (Unaudited)

Pax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 96.7%
Communication Services: 8.0%
Alphabet, Inc., Class A (a)	16,763	$40,931,726
Alphabet, Inc., Class C (a)	13,788	34,557,140
T-Mobile US, Inc. (a)	256,308	37,121,088
		112,609,954
Consumer Discretionary: 10.2%
Amazon.com, Inc. (a)	12,028	41,378,244
Aptiv PLC (a)	180,100	28,335,133
Lowe’s Cos., Inc.	167,862	32,560,192
Mohawk Industries, Inc. (a)	71,852	13,809,236
Target Corp.	113,482	27,433,139
		143,515,944
Consumer Staples: 5.7%
McCormick & Co., Inc.	270,100	23,855,232
Procter & Gamble Co., The	268,407	36,216,156
Sysco Corp.	250,105	19,445,664
		79,517,052
Financials: 10.5%
BlackRock, Inc.	36,853	32,245,270
Citizens Financial Group, Inc.	609,420	27,954,095
JPMorgan Chase & Co.	206,060	32,050,572
Lincoln National Corp.	364,182	22,885,197
Voya Financial, Inc.	533,613	32,817,200
		147,952,334
Health Care: 16.5%
Becton Dickinson & Co.	114,700	27,893,893
Bristol-Myers Squibb Co.	525,759	35,131,217
CVS Health Corp.	373,160	31,136,471
IQVIA Holdings, Inc. (a)	94,400	22,875,008
Medtronic PLC	248,504	30,846,802
Merck & Co., Inc.	367,068	28,546,878
Organon & Co. (a)	450,371	13,628,226
Quest Diagnostics, Inc.	136,624	18,030,269
Vertex Pharmaceuticals, Inc. (a)	117,500	23,691,525
		231,780,289
Industrials: 7.6%
Trane Technologies PLC	169,403	31,193,868
United Parcel Service, Inc., Class B	209,788	43,629,611
Waste Management, Inc.	120,712	16,912,958
Xylem, Inc.	118,100	14,167,276
		105,903,713
Information Technology: 27.7% (b)
Apple, Inc.	387,180	53,028,173
Applied Materials, Inc.	291,594	41,522,986
Arista Networks, Inc. (a)	62,100	22,499,451

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Dell Technologies, Inc., Class C (a)	224,459	$22,371,829
Fiserv, Inc. (a)	253,433	27,089,453
Fortinet, Inc. (a)	103,690	24,697,921
Microsoft Corp.	313,224	84,852,381
PTC, Inc. (a)	161,400	22,799,364
salesforce.com, Inc. (a)	128,818	31,466,373
TE Connectivity, Ltd.	153,800	20,795,298
Trimble, Inc. (a)	207,700	16,996,091
Visa, Inc., Class A	85,100	19,898,082
		388,017,402
Materials: 3.2%
International Flavors & Fragrances, Inc.	158,948	23,746,831
Vulcan Materials Co.	121,000	21,062,470
		44,809,301
Real Estate: 6.4%
American Tower Corp., REIT	79,200	21,395,088
Equinix, Inc., REIT	30,542	24,513,009
Prologis, Inc., REIT	208,100	24,874,193
Welltower, Inc., REIT	223,500	18,572,850
		89,355,140
Utilities: 0.9%
American Water Works Co., Inc.	83,300	12,839,029

TOTAL COMMON STOCKS
(Cost $823,571,277)		1,356,300,158

MONEY MARKET: 3.2%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	45,028,104	45,028,104
(Cost $45,028,104)

TOTAL INVESTMENTS: 99.9%
(Cost $868,599,381)		1,401,328,262

Other assets and liabilities — (NET): 0.1%		1,078,144

NET ASSETS: 100.0%		$1,402,406,406

SEE NOTES TO FINANCIAL STATEMENTS	60

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Large Cap Fund, continued

(a)	Non-income producing security.
(b)	Broad industry sectors used for financial reporting.
(c)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

61	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 95.4%
Communication Services: 1.6%
QuinStreet, Inc. (a)	551,390	$10,244,826

Consumer Discretionary: 11.7%
Carter’s, Inc.	69,826	7,203,948
Columbia Sportswear Co.	85,515	8,411,255
Crocs, Inc. (a)	100,964	11,764,326
Deckers Outdoor Corp. (a)	19,000	7,297,330
Fox Factory Holding Corp. (a)	72,331	11,259,044
Leslie’s, Inc. (a)	346,021	9,512,117
National Vision Holdings, Inc. (a)	210,669	10,771,506
Planet Fitness, Inc., Class A (a)	114,271	8,598,893
		74,818,419
Consumer Staples: 5.3%
BJ’s Wholesale Club Holdings, Inc. (a)	154,955	7,372,759
Darling Ingredients, Inc. (a)	133,294	8,997,345
Laird Superfood, Inc. (a)(b)	93,808	2,802,045
Simply Good Foods Co., The (a)	258,620	9,442,216
TreeHouse Foods, Inc. (a)	122,154	5,438,296
		34,052,661
Financials: 19.0%
Brightsphere Investment Group, Inc.	145,490	3,408,831
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT (b)	178,505	10,023,056
HomeTrust Bancshares, Inc.	887,236	24,753,884
Meridian Bancorp, Inc.	1,110,773	22,726,416
SuRo Capital Corp.	824,247	11,119,092
Victory Capital Holdings, Inc., Class A (b)	1,013,234	32,717,325
Voya Financial, Inc.	266,040	16,361,460
		121,110,064
Health Care: 16.7%
CryoPort, Inc. (a)(b)	207,375	13,085,363
Exelixis, Inc. (a)	129,756	2,364,154
Health Catalyst, Inc. (a)	235,056	13,047,959
Karuna Therapeutics, Inc. (a)	74,463	8,488,037
Ligand Pharmaceuticals, Inc. (a)	79,320	10,405,991
Natus Medical, Inc. (a)	556,049	14,446,154

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Omnicell, Inc. (a)	73,163	$11,080,536
Pacira BioSciences, Inc. (a)	170,027	10,317,238
SI-BONE, Inc. (a)	420,343	13,228,194
Vocera Communications, Inc. (a)	256,724	10,230,451
		106,694,077
Industrials: 16.8%
AZEK Co Inc., The (a)	339,349	14,408,758
Colfax Corp. (a)	241,892	11,081,073
Comfort Systems USA, Inc.	105,695	8,327,709
Evoqua Water Technologies Corp. (a)	249,343	8,422,807
Gates Industrial Corp PLC (a)	597,713	10,800,674
Great Lakes Dredge & Dock Corp. (a)	476,704	6,964,645
Herc Holdings, Inc. (a)	35,282	3,954,054
MSA Safety, Inc.	47,089	7,796,997
Quanex Building Products Corp.	373,986	9,289,812
Stericycle, Inc. (a)	112,906	8,078,424
Vertiv Holdings Co.	676,461	18,467,385
		107,592,338
Information Technology: 14.1%
8x8, Inc. (a)	373,491	10,368,110
Ciena Corp. (a)	178,064	10,130,061
Extreme Networks, Inc. (a)	859,781	9,595,156
Mitek Systems, Inc. (a)(b)	372,579	7,175,872
Onto Innovation, Inc. (a)	177,557	12,968,762
Ribbon Communications, Inc. (a)	1,683,111	12,808,475
Sprout Social, Inc., Class A (a)	86,224	7,710,150
Verra Mobility Corp. (a)	548,661	8,432,920
Workiva, Inc. (a)	96,814	10,778,303
		89,967,809
Materials: 3.0%
Element Solutions, Inc.	426,946	9,981,998
Graphic Packaging Holding Co.	503,585	9,135,032
		19,117,030
Real Estate: 7.2%
Altus Group, Ltd.	197,910	9,172,257
CatchMark Timber Trust, Inc, Class A, REIT	936,169	10,953,177

SEE NOTES TO FINANCIAL STATEMENTS	62

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Healthcare Realty Trust, Inc., REIT	421,352	$12,724,830
Rayonier, Inc., REIT	356,676	12,815,369
		45,665,633
TOTAL COMMON STOCKS
(Cost $465,207,883)		609,262,857

MONEY MARKET: 2.9%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	18,346,779	18,346,779
(Cost $18,346,779)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.020% (c)(d)	21,186,274	$21,186,274
(Cost $21,186,274)

TOTAL INVESTMENTS: 101.6%
(Cost $504,740,936)		648,795,910

PAYABLE UPON RETURN OF SECURITIES LOANED: -3.3%		(21,186,274)

OTHER ASSETS AND LIABILITIES — (NET): 1.7%		10,812,448

NET ASSETS: 100.0%		$638,422,084

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of June 30, 2021. The total market value of securities on loan as of June 30, 2021 was $42,119,715.
(c)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

63	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax U.S. Sustainable Economy Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.3%
Communication Services: 9.2%
Activision Blizzard, Inc.	1,380	$131,707
Alphabet, Inc., Class A (a)	4,145	10,121,220
Alphabet, Inc., Class C (a)	1,455	3,646,696
AT&T, Inc.	5,962	171,586
Cable One, Inc.	155	296,486
Electronic Arts, Inc.	4,539	652,844
Interpublic Group of Cos Inc., The	24,819	806,369
Lumen Technologies, Inc.	20,552	279,302
T-Mobile US, Inc. (a)	2,210	320,074
Verizon Communications, Inc.	99,212	5,558,848
ViacomCBS, Inc., Class B	74,692	3,376,078
Zynga, Inc., Class A (a)	151,944	1,615,165
		26,976,375
Consumer Discretionary: 6.5%
Aptiv PLC (a)	9,767	1,536,642
Best Buy Co., Inc.	16,529	1,900,504
BorgWarner, Inc.	19,394	941,385
Bright Horizons Family Solutions, Inc. (a)	2,287	336,441
Brunswick Corp.	21,657	2,157,470
DR Horton, Inc.	3,073	277,707
eBay, Inc.	14,507	1,018,536
Etsy, Inc. (a)	1,383	284,677
Gentex Corp.	8,000	264,720
Grand Canyon Education, Inc. (a)	11,694	1,052,109
Harley-Davidson, Inc.	7,411	339,572
Hasbro, Inc.	2,792	263,900
Home Depot, Inc., The	15,436	4,922,386
Las Vegas Sands Corp. (a)	4,439	233,891
Lear Corp.	1,590	278,695
Lowe’s Cos., Inc.	4,572	886,831
MGM Resorts International	7,245	308,999
Nordstrom, Inc. (a)	7,018	256,648
NVR, Inc. (a)	61	303,371
Planet Fitness, Inc., Class A (a)	3,471	261,193
PulteGroup, Inc.	5,159	281,527
Tractor Supply Co.	793	147,546
Vail Resorts, Inc. (a)	980	310,190
Whirlpool Corp.	1,285	280,156
Williams-Sonoma, Inc.	1,839	293,596
		19,138,692
Consumer Staples: 6.1%
Clorox Co., The	4,101	737,811

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
Colgate-Palmolive Co.	15,606	$1,269,548
Estee Lauder Cos, Inc., The, Class A	1,516	482,209
General Mills, Inc.	28,590	1,741,989
Hershey Co., The	6,502	1,132,518
J.M. Smucker Co., The	10,560	1,368,259
Kimberly-Clark Corp.	17,453	2,334,862
Kroger Co., The	57,114	2,188,037
PepsiCo, Inc.	20,744	3,073,639
Procter & Gamble Co., The	21,803	2,941,879
Walgreens Boots Alliance, Inc.	14,606	768,422
		18,039,173
Financials: 9.0%
Affiliated Managers Group, Inc.	4,313	665,108
Aflac, Inc.	51,690	2,773,685
Allstate Corp., The	36,997	4,825,889
Ameriprise Financial, Inc.	5,268	1,311,100
Bank of New York Mellon Corp., The	24,601	1,260,309
FactSet Research Systems, Inc.	376	126,189
Hartford Financial Services Group, Inc., The	20,245	1,254,583
Huntington Bancshares, Inc.	16,806	239,822
Loews Corp.	5,142	281,010
LPL Financial Holdings, Inc.	13,677	1,846,121
MarketAxess Holdings, Inc.	1,093	506,704
MetLife, Inc.	71,798	4,297,110
Morningstar, Inc.	7,488	1,925,240
PNC Financial Services Group, Inc., The	1,958	373,508
Progressive Corp., The	11,665	1,145,620
Unum Group	125,405	3,561,502
		26,393,500
Health Care: 16.6%
AbbVie, Inc.	23,324	2,627,215
Agilent Technologies, Inc.	17,133	2,532,429
Amgen, Inc.	8,426	2,053,838
Anthem, Inc.	2,906	1,109,511
Baxter International, Inc.	3,162	254,541
Bio-Rad Laboratories, Inc., Class A (a)	1,206	777,014
Bristol-Myers Squibb Co.	37,742	2,521,920
Cerner Corp.	25,169	1,967,209

SEE NOTES TO FINANCIAL STATEMENTS	64

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax U.S. Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Charles River Laboratories International, Inc. (a)	976	$361,042
CVS Health Corp.	33,778	2,818,436
DaVita, Inc. (a)	3,966	477,625
Eli Lilly & Co.	13,717	3,148,326
HCA Healthcare, Inc.	22,950	4,744,683
Hill-Rom Holdings, Inc.	1,627	184,811
Hologic, Inc. (a)	3,725	248,532
Humana, Inc.	700	309,904
IDEXX Laboratories, Inc. (a)	592	373,878
Illumina, Inc. (a)	1,981	937,429
Johnson & Johnson	36,026	5,934,922
Merck & Co., Inc.	24,023	1,868,269
Mettler-Toledo International, Inc. (a)	295	408,675
Organon & Co. (a)	2,402	72,685
Thermo Fisher Scientific, Inc.	11,488	5,795,351
West Pharmaceutical Services, Inc.	4,437	1,593,327
Zoetis, Inc.	29,216	5,444,694
		48,566,266
Industrials: 9.1%
Acuity Brands, Inc.	1,967	367,888
Allegion PLC	2,182	303,953
Booz Allen Hamilton Holding Corp.	2,475	210,821
C.H. Robinson Worldwide, Inc.	8,868	830,666
CSX Corp.	8,364	268,317
Cummins, Inc.	7,258	1,769,572
Eaton Corp PLC	12,838	1,902,334
Emerson Electric Co.	11,071	1,065,473
Expeditors International of Washington, Inc.	1,313	166,226
FedEx Corp.	987	294,452
Fortune Brands Home & Security, Inc.	2,880	286,877
Graco, Inc.	3,745	283,497
Hexcel Corp. (a)	4,749	296,338
Hubbell, Inc.	1,498	279,886
IDEX Corp.	1,392	306,310
Illinois Tool Works, Inc.	1,190	266,036
Johnson Controls International PLC	25,995	1,784,037
Kansas City Southern	1,096	310,574
Landstar System, Inc.	159	25,125

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Macquarie Infrastructure Corp.	8,570	$327,974
Norfolk Southern Corp.	991	263,021
Old Dominion Freight Line, Inc.	4,756	1,207,073
Owens Corning	2,954	289,197
Regal Beloit Corp.	1,829	244,190
Robert Half International, Inc.	9,666	859,984
Rockwell Automation, Inc.	4,670	1,335,713
Sensata Technologies Holding, PLC (a)	4,538	263,068
Trane Technologies PLC	8,713	1,604,412
Union Pacific Corp.	1,291	283,930
United Parcel Service, Inc., Class B	13,851	2,880,591
United Rentals, Inc. (a)	3,450	1,100,585
W.W. Grainger, Inc.	844	369,672
Waste Management, Inc.	34,130	4,781,953
		26,829,745
Information Technology: 32.8% (b)
Accenture PLC, Class A	6,573	1,937,655
Adobe, Inc. (a)	1,611	943,466
Advanced Micro Devices, Inc. (a)	3,494	328,191
ANSYS, Inc. (a)	3,607	1,251,845
Apple, Inc.	113,393	15,530,306
Applied Materials, Inc.	22,713	3,234,331
Autodesk, Inc. (a)	6,431	1,877,209
Cadence Design Systems, Inc. (a)	10,226	1,399,121
Cisco Systems, Inc.	33,256	1,762,568
Citrix Systems, Inc.	7,417	869,792
Cognex Corp.	3,357	282,156
Coherent, Inc. (a)	1,034	273,328
Corning, Inc.	6,267	256,320
Dell Technologies, Inc., Class C (a)	3,458	344,659
DocuSign,Inc. (a)	7,021	1,962,861
F5 Networks, Inc. (a)	146	27,252
First Solar, Inc. (a)	3,221	291,533
HP, Inc.	48,904	1,476,412
HubSpot, Inc. (a)	5,338	3,110,559
IBM	11,809	1,731,081
Intel Corp.	59,927	3,364,302
Intuit, Inc.	2,013	986,712
Keysight Technologies, Inc. (a)	3,469	535,648

65	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax U.S. Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Lam Research Corp.	7,820	$5,088,474
MasterCard, Inc., Class A	10,919	3,986,418
Maxim Integrated Products, Inc.	12,365	1,302,776
Microsoft Corp.	51,834	14,041,830
National Instruments Corp.	6,204	262,305
Nuance Communications, Inc. (a)	37,879	2,062,133
NVIDIA Corp.	11,987	9,590,799
ON Semiconductor Corp. (a)	7,325	280,401
PayPal Holdings Inc (a)	1,921	559,933
PTC, Inc. (a)	3,175	448,501
QUALCOMM, Inc.	2,066	295,293
salesforce.com, Inc. (a)	8,932	2,181,820
ServiceNow, Inc. (a)	5,081	2,792,264
Splunk, Inc. (a)	2,072	299,570
Synopsys, Inc. (a)	5,644	1,556,559
Texas Instruments, Inc.	21,407	4,116,566
Trimble, Inc. (a)	3,658	299,334
Universal Display Corp.	1,235	274,578
Visa, Inc., Class A	7,542	1,763,470
VMware, Inc., Class A (a)	5,884	941,263
Western Digital Corp. (a)	4,050	288,239
Zscaler, Inc. (a)	431	93,122
		96,302,955
Materials: 5.4%
Air Products & Chemicals, Inc.	4,125	1,186,680
Amcor PLC	22,881	262,216
Axalta Coating Systems, Ltd. (a)	9,146	278,862
Celanese Corp.	1,802	273,183
Chemours Co., The	9,744	339,091
Eastman Chemical Co.	3,580	417,965
Ecolab, Inc.	13,907	2,864,425
Graphic Packaging Holding Co.	16,798	304,716
International Flavors & Fragrances, Inc.	19,056	2,846,966

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Materials, continued
International Paper Co.	4,953	$303,668
Linde PLC	14,492	4,189,638
Martin Marietta Materials, Inc.	796	280,041
Packaging Corp of America	2,081	281,809
PPG Industries, Inc.	9,107	1,546,095
Sherwin-Williams Co., The	1,188	323,671
Sonoco Products Co.	255	17,060
WestRock Co.	5,034	267,909
		15,983,995
Real Estate: 2.9%
Boston Properties, Inc., REIT	3,218	368,751
CBRE Group, Inc., Class A (a)	44,538	3,818,244
Equinix, Inc., REIT	1,669	1,339,539
Equity Residential, REIT	3,779	290,983
Healthpeak Properties, Inc., REIT	8,453	281,400
Host Hotels & Resorts, Inc., REIT (a)	15,722	268,689
Omega Healthcare Investors, Inc., REIT	1,109	40,246
Park Hotels & Resorts, Inc., REIT (a)	12,320	253,915
Rayonier, Inc., REIT	8,365	300,554
Simon Property Group, Inc., REIT	2,894	377,609
UDR, Inc., REIT	6,049	296,280
Ventas, Inc., REIT	4,941	282,131
Welltower, Inc., REIT	3,751	311,708
Weyerhaeuser Co., REIT	7,700	265,034
		8,495,083
Utilities: 1.7%
American Water Works Co., Inc.	28,856	4,447,576
Avangrid, Inc. (c)	5,510	283,379
Edison International	4,454	257,530
		4,988,485
TOTAL COMMON STOCKS
(Cost $164,200,966)		291,714,269

SEE NOTES TO FINANCIAL STATEMENTS	66

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax U.S. Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 0.6%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	1,780,228	$1,780,228
(Cost $1,780,228)

TOTAL INVESTMENTS: 99.9%
(Cost $165,981,194)		293,494,497

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		309,718

NET ASSETS: 100.0%		$293,804,215

(a)	Non-income producing security.
(b)	Broad industry sectors used for financial reporting.
(c)	Security or partial position of this security was on loan as of June 30, 2021. The total market value of securities on loan as of June 30, 2021 was $283,379.
(d)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

67	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Global Sustainable Infrastructure Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.1%
Communication Services: 20.6%
AT&T, Inc.	57,785	$1,663,051
BCE, Inc.	23,146	1,141,429
Globe Telecom, Inc.	5,695	214,664
Hellenic Telecommunications Organization SA	11,144	186,978
HKT Trust & HKT, Ltd.	712,000	969,797
Koninklijke KPN NV	52,165	163,154
Lumen Technologies, Inc.	72,862	990,195
Orange SA	92,035	1,050,376
PCCW, Ltd.	1,182,000	619,055
Proximus SADP	41,838	808,687
Singapore Telecommunications, Ltd.	623,600	1,063,933
SoftBank Corp.	84,500	1,104,836
Spark New Zealand, Ltd.	217,528	730,175
Swisscom AG	665	379,973
Tele2 AB, Class B	71,351	972,795
Telecom Italia SpA	1,876,328	995,292
Telefonica Deutschland Holding AG	364,994	963,483
Telefonica SA	228,555	1,066,775
Telenor ASA	58,883	993,064
Telia Company AB	231,239	1,027,039
Telstra Corp., Ltd.	111,652	314,902
Verizon Communications, Inc.	27,870	1,561,556
Vodafone Group PLC	685,308	1,148,596
		20,129,805
Consumer Discretionary: 0.2%
China Education Group Holdings, Ltd.	95,000	211,898

Financials: 0.7%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT (a)	12,252	687,950

Health Care: 4.0%
Bangkok Dusit Medical Services PCL	683,900	490,786
CVS Health Corp.	11,077	924,266
Encompass Health Corp.	6,265	488,858
Premier, Inc., Class A	20,623	717,474
Quest Diagnostics, Inc.	4,159	548,863
Select Medical Holdings Corp.	5,173	218,611
Sonic Healthcare, Ltd.	19,234	554,236
		3,943,094

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials: 24.3%
Advanced Drainage Systems, Inc.	5,847	$681,585
Andritz AG	12,779	718,717
Bloom Energy Corp., Class A (a)(b)	16,938	455,124
Brambles, Ltd.	98,141	842,241
Canadian Pacific Railway, Ltd.	5,395	414,853
Carlisle Companies, Inc.	2,660	509,071
China Conch Venture Holdings, Ltd.	144,500	607,992
Clean Harbors, Inc. (b)	3,748	349,089
CSX Corp.	30,444	976,644
Geberit AG	282	211,830
Generac Holdings, Inc. (b)	1,212	503,162
Hankyu Hanshin Holdings, Inc.	10,800	333,372
Hubbell, Inc.	4,251	794,257
ITM Power PLC (a)	30,931	195,249
Kansas City Southern	704	199,492
MTR Corp., Ltd.	180,000	1,002,239
NEL ASA (b)	68,983	161,075
Nexans SA	2,039	186,062
Norfolk Southern Corp.	4,561	1,210,535
Pentair PLC	12,439	839,508
Plug Power, Inc. (a)(b)	13,115	448,402
Prysmian SpA	20,661	741,442
Quanta Services, Inc.	8,998	814,949
Schneider Electric SE	11,768	1,855,161
Shimizu Corp.	54,200	416,526
Sunrun, Inc. (a)(b)	8,718	486,290
Union Pacific Corp.	7,037	1,547,647
Vestas Wind Systems A/S	5,065	197,900
Waste Management, Inc.	17,192	2,408,770
Watts Water Technologies, Inc., Class A	3,354	489,382
West Japan Railway Co.	17,100	977,180
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	719,200	1,123,703
Xylem, Inc.	9,263	1,111,189
		23,810,638
Information Technology: 5.1%
China Railway Signal & Communication Corp., Ltd., Class H	723,000	267,064

SEE NOTES TO FINANCIAL STATEMENTS	68

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Global Sustainable Infrastructure Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Cisco Systems, Inc.	22,338	$1,183,914
Enphase Energy, Inc. (b)	2,635	483,865
First Solar, Inc. (b)	5,208	471,376
Itron, Inc. (b)	3,727	372,625
Juniper Networks, Inc.	18,717	511,910
Motorola Solutions, Inc.	1,641	355,851
SolarEdge Technologies, Inc. (b)	1,619	447,443
SunPower Corp. (b)	13,578	396,749
Xinyi Solar Holdings, Ltd.	254,000	546,715
		5,037,512
Real Estate: 9.6%
American Campus Communities, Inc., REIT	15,277	713,741
Boston Properties, Inc., REIT	1,667	191,022
Cousins Properties, Inc., REIT	4,918	180,884
Covivio, REIT	10,648	911,545
Dexus, REIT	24,640	196,423
Douglas Emmett, Inc., REIT	5,413	181,985
Healthpeak Properties, Inc., REIT	29,920	996,038
ICADE, REIT	9,267	799,657
Omega Healthcare Investors, Inc., REIT	23,446	850,855
SL Green Realty Corp., REIT (a)	8,658	692,640
STAG Industrial, Inc., Class A, REIT	19,575	732,692
Stockland, REIT	52,603	183,177
Ventas, Inc., REIT	15,508	885,507
Welltower, Inc., REIT	10,669	886,594
WP Carey, Inc., REIT	13,118	978,865
		9,381,625
Utilities: 33.6% (c)
Acciona SA	6,048	913,418
American Water Works Co., Inc.	11,926	1,838,154
Beijing Enterprises Water Group, Ltd. (b)	562,000	212,929
BKW AG	6,145	640,025
Boralex, Inc., Class A	14,371	437,645
Brookfield Renewable Partners, LP	36,941	1,427,456
China Longyuan Power Group Corp., Ltd., Class H	353,000	607,764

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Utilities, continued
Edison International	28,688	$1,658,740
EDP - Energias de Portugal SA	262,210	1,389,792
EDP Renovaveis SA	8,798	203,846
Encavis AG	24,159	457,036
Enel Americas SA	6,123,667	898,884
Enel Chile SA	8,852,385	509,284
Enel SpA	251,111	2,333,541
Engie Brasil Energia SA	84,500	665,120
Engie SA	122,080	1,674,030
Guangdong Investment, Ltd.	752,000	1,080,108
Iberdrola SA	194,123	2,367,264
Innergex Renewable Energy, Inc.	27,263	473,957
Mercury NZ, Ltd.	51,458	239,815
Meridian Energy, Ltd.	288,761	1,076,637
Ormat Technologies, Inc.	7,094	493,246
Orsted A/S	10,839	1,521,377
Pennon Group PLC	51,016	801,728
Scatec ASA	6,445	170,815
Severn Trent PLC	35,168	1,217,436
Solaria Energia y Medio Ambiente SA (b)	8,793	159,054
SSE PLC	77,833	1,616,495
Suez SA (b)	53,151	1,264,537
Sunnova Energy International, Inc. (b)	12,439	468,453
United Utilities Group PLC	92,864	1,253,404
Veolia Environnement SA	49,695	1,502,323
Verbund AG	14,800	1,363,390
		32,937,703
TOTAL COMMON STOCKS
(Cost $92,266,937)		96,140,225

EXCHANGE-TRADED FUNDS: 0.5%
Renewables Infrastructure Group Ltd., The	271,129	480,233
(Cost $467,967)

MONEY MARKET: 2.2%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	2,115,736	2,115,736
(Cost $2,115,736)

69	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Global Sustainable Infrastructure Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.020%	216,731	$216,731
(Cost $216,731)

TOTAL INVESTMENTS: 101.0%
(Cost $95,067,371)		98,952,925

PAYABLE UPON RETURN OF SECURITIES LOANED (NET): -0.2%		(216,731)

OTHER ASSETS AND LIABILITIES — (NET): -0.8%		(821,824)

NET ASSETS: 100.0%		$97,914,370

(a)	Security or partial position of this security was on loan as of June 30, 2021. The total market value of securities on loan as of June 30, 2021 was $2,910,762.
(b)	Non-income producing security.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Australia	$2,090,979	2.1%
Austria	2,082,106	2.1%
Belgium	808,687	0.8%
Brazil	665,120	0.7%
Canada	3,895,340	4.0%
Chile	1,408,168	1.4%
China	4,658,172	4.7%
Denmark	1,719,276	1.8%
France	9,243,692	9.4%
Germany	1,420,519	1.5%
Greece	186,978	0.2%
Hong Kong	2,591,091	2.6%
Italy	4,070,275	4.2%
Japan	2,831,915	2.9%
Netherlands	163,154	0.2%
New Zealand	2,046,627	2.1%
Norway	1,324,955	1.4%
Philippines	214,664	0.2%
Portugal	1,389,792	1.4%
Singapore	1,063,933	1.1%
Spain	4,710,356	4.8%
Sweden	1,999,834	2.0%
Switzerland	1,231,828	1.3%
Thailand	490,786	0.5%
United Kingdom	6,713,140	6.8%
United States	37,599,071	38.4%
Money Market	2,115,736	2.2%
Other assets and liabilities (net)	(821,824)	-0.8%
	$97,914,370	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	70

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Global Opportunities Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.9%
Communication Services: 1.9%
KDDI Corp.	72,800	$2,268,134

Consumer Discretionary: 2.9%
Aptiv PLC (a)	21,659	3,407,610

Consumer Staples: 3.8%
Jeronimo Martins SGPS SA	127,198	2,319,690
Unilever PLC	38,339	2,244,156
		4,563,846
Financials: 13.2%
AIA Group, Ltd.	286,600	3,555,438
Bandhan Bank, Ltd. (a)	465,063	2,069,885
HDFC Bank, Ltd., ADR (a)	55,441	4,053,846
Hiscox, Ltd. (a)	188,381	2,169,819
Prudential PLC	207,450	3,946,895
		15,795,883
Health Care: 20.0%
Alexion Pharmaceuticals, Inc. (a)	3,497	642,434
Becton Dickinson & Co.	9,362	2,276,745
Danaher Corp.	9,774	2,622,951
Evotec SE (a)	81,922	3,716,287
Grifols SA, ADR	99,304	1,722,924
IQVIA Holdings, Inc. (a)	18,066	4,377,754
Lonza Group AG	4,042	2,865,602
Thermo Fisher Scientific, Inc.	7,149	3,606,456
Vertex Pharmaceuticals, Inc. (a)	9,856	1,987,265
		23,818,418
Industrials: 14.0%
Ashtead Group PLC	34,128	2,536,676
IDEX Corp.	10,864	2,390,623
Kubota Corp.	141,000	2,852,387
Verisk Analytics, Inc.	17,011	2,972,162
Wolters Kluwer NV	29,684	2,983,652
Xylem, Inc.	25,188	3,021,552
		16,757,052
Information Technology: 27.1% (b)
Analog Devices, Inc.	19,268	3,317,179
ASML Holding NV	4,611	3,183,062
Cadence Design Systems, Inc. (a)	26,804	3,667,323
Keyence Corp.	5,850	2,946,195
MasterCard, Inc., Class A	11,102	4,053,229
Microsoft Corp.	19,624	5,316,142

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Taiwan Semiconductor Manufacturing Co, Ltd.	169,000	$3,639,927
TE Connectivity, Ltd.	17,571	2,375,775
TeamViewer AG (a)	23,446	880,560
Visa, Inc., Class A	12,763	2,984,245
		32,363,637
Materials: 11.7%
Croda International PLC	30,035	3,063,393
Ecolab, Inc.	17,005	3,502,520
Koninklijke DSM NV	17,665	3,302,173
Linde PLC	14,337	4,144,826
		14,012,912
Real Estate: 3.3%
Equinix, Inc., REIT	4,875	3,912,675

TOTAL COMMON STOCKS
(Cost $91,873,440)		116,900,167

Money Market: 2.2%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	2,578,826	2,578,826
(Cost $2,578,826)

TOTAL INVESTMENTS: 100.1%
(Cost $94,452,266)		119,478,993

OTHER ASSETS AND LIABILITIES — (NET): -0.1%		(166,707)

NET ASSETS: 100.0%		$119,312,286

(a)	Non-income producing security.
(b)	Broad industry sectors used for financial reporting.
(c)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

71	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Global Opportunities Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Germany	$4,596,847	3.8%
Hong Kong	3,555,438	3.0%
India	6,123,731	5.1%
Japan	8,066,716	6.8%
Netherlands	9,468,887	7.9%
Portugal	2,319,689	1.9%
Spain	1,722,924	1.4%
Switzerland	2,865,602	2.4%
Taiwan	3,639,927	3.1%
United Kingdom	13,960,939	11.7%
United States	60,579,467	50.8%
Money Market	2,578,826	2.2%
Other assets and liabilities (net)	(166,707)	-0.1%
TOTAL	$119,312,286	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	72

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.7%
Renewable & Alternative Energy: 2.9%
Wind Power Generation Equipment 1.0%
Vestas Wind Systems A/S	553,600	$21,630,266
Renewable Energy Developers & Independent Power Producers (IPPs): 1.9%
Orsted A/S	306,179	42,975,698
ENERGY EFFICIENCY: 36.8%
Power Network Efficiency: 5.4%
Hubbell, Inc.	317,081	59,243,414
Schneider Electric SE	387,992	61,164,820
		120,408,234
Industrial Energy Efficiency: 18.4%
ANSYS, Inc. (a)	167,752	58,220,008
ASML Holding NV	44,587	30,779,266
Delta Electronics, Inc.	4,543,475	49,359,672
Equinix, Inc., REIT	54,911	44,071,569
Keyence Corp.	64,500	32,483,691
PTC, Inc. (a)	330,833	46,733,470
Rockwell Automation, Inc.	156,596	44,789,588
SAP SE	229,326	32,211,055
Siemens AG	310,673	49,328,248
Spirax-Sarco Engineering, PLC	122,871	23,142,364
		411,118,931
Buildings Energy Efficiency: 5.0%
Autodesk, Inc. (a)	188,364	54,983,452
Trane Technologies PLC	311,696	57,395,701
		112,379,153
Transport Energy Efficiency: 8.0%
Aptiv PLC (a)	294,633	46,354,610
TE Connectivity, Ltd.	284,354	38,447,504
TeamViewer AG (a)	860,951	32,334,676
Texas Instruments, Inc.	193,959	37,298,316
Umicore SA	382,049	23,373,042
		177,808,148
WATER INFRASTRUCTURE & TECHNOLOGIES: 19.3%
Water Infrastructure: 10.1%
Ferguson PLC	250,231	34,813,929
Georg Fischer AG	22,989	34,138,849
IDEX Corp.	269,783	59,365,750
Pentair PLC	746,686	50,393,838
Xylem, Inc.	394,244	47,293,510
		226,005,876

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Water Treatment Equipment: 2.1%
Ecolab, Inc.	222,551	$45,838,829
Water Utilities: 7.1%
American Water Works Co., Inc.	434,223	66,926,792
Pennon Group PLC	2,845,041	44,710,457
Suez SA (a)	1,108,117	26,363,663
Veolia Environnement SA	689,877	20,855,577
		158,856,489
POLLUTION CONTROL: 11.4%
Pollution Control Solutions: 1.6%
Croda International PLC	344,077	35,093,827
Environmental Testing & Gas Sensing: 9.8%
Agilent Technologies, Inc.	485,077	71,699,232
Halma PLC	1,171,525	43,645,432
Intertek Group PLC	655,273	50,150,895
Waters Corp. (a)	158,353	54,728,380
		220,223,939
WASTE MANAGEMENT & TECHNOLOGIES: 3.4%
General Waste Management: 3.4%
Waste Management, Inc.	535,160	74,981,268
ENVIRONMENTAL SUPPORT SERVICES: 2.5%
Environmental Consultancies: 2.5%
Verisk Analytics, Inc.	323,551	56,530,831
FOOD, AGRICULTURE & FORESTRY: 16.5%
Logistics, Food Safety & Packaging: 6.8%
GEA Group AG	1,362,984	55,228,287
Mettler-Toledo International, Inc. (a)	37,578	52,058,307
WestRock Co.	848,369	45,150,198
		152,436,792
Sustainable & Efficient Agriculture: 9.7%
Deere & Co.	95,195	33,576,228
Koninklijke DSM NV	326,333	61,002,431
Kubota Corp.	2,761,400	55,862,279
Trimble, Inc. (a)	563,113	46,079,537
Vitasoy International Holdings, Ltd.	5,500,000	20,418,807
		216,939,282

73	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
FOOD, AGRICULTURE & FORESTRY, continued
Diversified Environmental: 4.9%
Air Liquide SA	192,617	$33,775,385
Linde PLC	261,919	75,720,783
		109,496,168
Total Common Stocks
(Cost $1,507,969,440)		2,182,723,731

MONEY MARKET: 1.7%
State Street Institutional U.S. Government Money Market Fund, 0.030% (b)(c)	37,670,451	37,670,451
(Cost $37,670,451)

TOTAL INVESTMENTS: 99.4%
(Cost $1,545,639,891)		2,220,394,182

OTHER ASSETS AND LIABILITIES — (NET): 0.6%		14,132,742

NET ASSETS: 100.0%		$2,234,526,924

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(c)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Belgium	$23,373,042	1.0%
Denmark	64,605,964	2.9%
France	142,159,446	6.4%
Germany	169,102,266	7.6%
Hong Kong	20,418,807	0.9%
Japan	88,345,970	4.0%
Netherlands	91,781,697	4.1%
Switzerland	34,138,849	1.5%
Taiwan	49,359,672	2.2%
United Kingdom	231,556,905	10.4%
United States	1,267,881,113	56.7%
Money Market	37,670,451	1.7%
Other assets and liabilities (net)	14,132,742	0.6%
Total	$2,234,526,924	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	74

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.3%
Communication Services: 5.1%
Adevinta ASA (a)	7,286	$139,767
Auto Trader Group PLC (a)	29,353	257,074
BT Group PLC (a)	271,228	728,884
Cable One, Inc.	200	382,562
Deutsche Telekom AG	101,286	2,142,199
Elisa OYJ	4,323	257,978
Iliad SA	613	89,816
Infrastrutture Wireless Italiane SpA	10,213	115,330
Interpublic Group of Cos Inc., The	11,900	386,631
Match Group, Inc. (a)	7,600	1,225,500
Netflix, Inc. (a)	13,417	7,086,994
Omnicom Group, Inc.	6,542	523,295
Orange SA	60,627	691,923
Pearson PLC	23,222	267,423
Pinterest, Inc., Class A (a)	88,000	6,947,600
Proximus SADP	4,623	89,358
Publicis Groupe SA	43,771	2,801,125
Quebecor, Inc., Class B	5,298	141,297
REA Group, Ltd.	1,602	202,988
Schibsted ASA, Class B	2,979	124,071
SEEK, Ltd.	3,622	90,039
Singapore Telecommunications, Ltd.	248,181	423,425
Spark New Zealand, Ltd.	57,595	193,329
Tele2 AB, Class B	15,176	206,909
Telefonica Deutschland Holding AG	33,908	89,508
Telenor ASA	21,265	358,635
Telia Company AB	74,567	331,186
Telstra Corp., Ltd.	129,610	365,550
TELUS Corp.	13,039	292,420
Verizon Communications, Inc.	125,795	7,048,294
Vodafone Group PLC	815,144	1,366,204
Walt Disney Co., The (a)	54,998	9,666,998
WPP PLC	37,237	503,364
Zillow Group, Inc., Class C (a)(b)	4,400	537,768
		46,075,444
Consumer Discretionary: 16.5%
Accor SA (a)	5,510	206,094
Amazon.com, Inc. (a)	11,700	40,249,872
Aristocrat Leisure, Ltd.	17,465	563,814
Barratt Developments PLC	31,235	300,752
Best Buy Co., Inc.	71,979	8,276,145

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Burberry Group PLC (a)	12,299	$351,741
Burlington Stores, Inc. (a)	2,054	661,367
Compass Group PLC (a)	54,209	1,142,070
Daimler AG	26,009	2,324,128
Dollar General Corp.	7,640	1,653,220
eBay, Inc.	21,276	1,493,788
Electrolux AB, Class B	6,855	189,965
Expedia Group, Inc. (a)	4,200	687,582
H & M Hennes & Mauritz AB, Class B (a)	131,582	3,124,996
Hermes International	963	1,405,317
Hilton Worldwide Holdings, Inc. (a)	8,445	1,018,636
Husqvarna AB, Class B	12,703	168,826
InterContinental Hotels Group PLC (a)	5,274	351,515
Kering SA	7,876	6,901,086
La Francaise des Jeux SAEM	2,612	153,632
Lowe’s Cos., Inc.	22,992	4,459,758
lululemon athletica, Inc. (a)	51,565	18,819,678
LVMH Moet Hennessy Louis Vuitton SE	8,437	6,637,023
Marriott International, Inc., Class A (a)	8,433	1,151,273
Michelin	5,158	823,193
Moncler SpA	5,889	399,203
Next PLC	4,041	439,797
Peloton Interactive, Inc., Class A (a)	6,000	744,120
Renault SA (a)	5,842	236,820
SEB SA	757	136,944
Starbucks Corp.	147,118	16,449,264
Tabcorp Holdings, Ltd.	22,998	89,231
Target Corp.	15,309	3,700,798
Taylor Wimpey PLC	113,306	249,357
TJX Cos., Inc., The	36,454	2,457,729
Ulta Beauty, Inc. (a)	52,532	18,163,990
Vail Resorts, Inc. (a)	1,266	400,714
Valeo SA	6,959	209,908
VF Corp.	10,100	828,604
Wesfarmers, Ltd.	35,032	1,553,075
Whitbread PLC (a)	6,134	265,160
		149,440,185
Consumer Staples: 11.5%
a2 Milk Co., Ltd., The (a)	22,557	101,497
Beiersdorf AG	3,064	369,843

75	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
Carrefour SA	18,635	$366,726
Clorox Co., The	3,912	703,808
Coca-Cola Co., The	234,224	12,673,861
Coles Group, Ltd.	41,361	529,824
Colruyt SA	1,683	94,113
Danone SA	71,457	5,027,350
Diageo PLC	72,171	3,459,047
Empire Co., Ltd., Class A	5,226	164,841
Endeavour Group, Ltd. (a)	38,880	183,404
Essity AB, Class B	18,494	613,449
Estee Lauder Cos, Inc., The, Class A	62,567	19,901,310
General Mills, Inc.	18,613	1,134,090
George Weston, Ltd.	2,434	231,992
Heineken Holding NV	3,502	353,383
Heineken NV	7,877	956,263
Henkel AG & Co. KGaA	3,158	290,818
Hershey Co., The	4,515	786,423
ICA Gruppen AB	3,057	142,275
J.M. Smucker Co., The	3,520	456,086
Jeronimo Martins SGPS SA	7,650	139,512
Kellogg Co.	113,287	7,287,753
Kimberly-Clark Corp.	10,449	1,397,867
Kroger Co., The	23,695	907,755
Loblaw Cos, Ltd.	5,466	336,400
L’Oreal SA	42,276	18,880,195
McCormick & Co., Inc.	7,544	666,286
Metro, Inc.	7,707	369,496
Mowi ASA	13,358	340,088
Orkla ASA	22,825	232,613
Pernod Ricard SA	6,367	1,415,144
Procter & Gamble Co., The	109,178	14,731,388
Remy Cointreau SA	686	141,674
Saputo, Inc.	7,516	224,158
Shiseido Co., Ltd.	12,200	899,857
Tesco PLC	234,957	725,824
Treasury Wine Estates, Ltd.	16,423	143,805
Unilever PLC	81,296	4,750,413
Walgreens Boots Alliance, Inc.	22,435	1,180,305
Woolworths Group, Ltd.	38,880	1,112,606
		104,423,542
Financials: 18.2%
Admiral Group PLC	5,970	259,767
Aegon NV	54,377	226,160
Allianz SE	12,678	3,163,881

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Allstate Corp., The	9,590	$1,250,920
Ally Financial, Inc.	11,409	568,625
American Express Co.	20,800	3,436,784
American International Group, Inc.	26,223	1,248,215
Amundi SA	1,844	162,639
Aon PLC, Class A	7,131	1,702,598
Assicurazioni Generali SpA	33,526	673,091
Assurant, Inc.	1,884	294,243
ASX, Ltd.	1,515	88,318
Australia & New Zealand Banking Group, Ltd	86,188	1,819,248
Aviva PLC	123,404	692,784
AXA SA	58,778	1,492,511
Banco Santander SA (a)	526,958	2,015,643
Bank Leumi Le-Israel BM (a)	44,153	335,506
Bank of America Corp.	237,033	9,772,870
Bank of Montreal	19,778	2,027,261
Bank of Nova Scotia, The	37,315	2,426,860
BNP Paribas SA	34,182	2,145,250
CaixaBank SA	109,061	335,767
Canadian Imperial Bank of Commerce	83,600	9,516,615
Citigroup, Inc.	63,268	4,476,211
CME Group, Inc.	10,900	2,318,212
CNP Assurances	5,217	88,916
Commerzbank AG (a)	30,446	216,218
Commonwealth Bank of Australia	54,701	4,096,154
Credit Agricole SA	36,894	517,239
Danske Bank A/S	20,961	369,142
Deutsche Boerse AG	5,774	1,007,830
Direct Line Insurance Group PLC	43,494	171,549
Discover Financial Services	9,363	1,107,549
DNB Bank ASA	74,791	1,630,011
Eurazeo SA	1,195	104,189
EXOR NV	3,296	264,515
Fifth Third Bancorp	21,700	829,591
FinecoBank Banca Fineco SpA (a)	18,524	323,268
First Republic Bank	5,231	979,086
Gjensidige Forsikring ASA	6,078	134,011
Globe Life, Inc.	3,105	295,751
Goldman Sachs Group, Inc., The	10,000	3,795,300

SEE NOTES TO FINANCIAL STATEMENTS	76

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Groupe Bruxelles Lambert SA	3,433	$384,397
Hang Seng Bank, Ltd.	23,300	464,782
Hargreaves Lansdown PLC	10,090	222,024
Hartford Financial Services Group, Inc., The	10,974	680,059
Huntington Bancshares, Inc.	30,983	442,127
iA Financial Corp., Inc.	3,301	179,723
Industrivarden AB, Class C	4,853	177,649
ING Groep NV	118,535	1,573,475
Insurance Australia Group, Ltd.	75,077	290,282
Intact Financial Corp.	4,409	598,999
Intercontinental Exchange, Inc.	16,552	1,964,722
Investor AB	159,452	3,675,431
JPMorgan Chase & Co.	92,700	14,418,557
KeyCorp.	29,678	612,851
Kinnevik AB, Class B (a)	49,034	1,963,513
Legal & General Group PLC	189,304	675,358
Lincoln National Corp.	5,972	375,280
M&G PLC	83,270	263,791
Macquarie Group, Ltd.	10,437	1,222,813
Manulife Financial Corp.	60,316	1,187,246
Medibank Pvt, Ltd.	83,691	198,417
MetLife, Inc.	23,509	1,407,014
Moody’s Corp.	5,165	1,871,641
Muenchener Rueckversicherungs AG	4,258	1,166,950
National Australia Bank, Ltd.	99,982	1,965,528
National Bank of Canada	10,356	775,029
Natixis SA	28,772	136,690
Natwest Group PLC	147,385	414,782
Nordea Bank Apb	98,458	1,096,419
Onex Corp.	2,552	185,306
PNC Financial Services Group, Inc., The	12,963	2,472,822
Poste Italiane SpA	15,877	210,141
Principal Financial Group, Inc.	290,182	18,336,600
Progressive Corp., The	17,796	1,747,745
QBE Insurance Group, Ltd.	10,819	87,305
Reinsurance Group of America, Inc.	2,096	238,944
Royal Bank of Canada	43,675	4,424,930
S&P Global, Inc.	7,407	3,040,203
Schroders PLC	3,856	187,532
SCOR SE (a)	4,819	153,414

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Skandinaviska Enskilda Banken AB, Class A	49,458	$639,299
Societe Generale SA	24,637	728,797
Standard Chartered PLC	81,526	520,283
Standard Life Aberdeen PLC	69,951	262,422
State Street Corp.	10,781	887,061
Sun Life Financial, Inc.	18,014	928,892
Suncorp Group, Ltd.	39,831	331,604
Svenska Handelsbanken AB, Class A	47,280	533,694
Swedbank AB, Class A	27,521	512,356
Synchrony Financial	16,017	777,145
T Rowe Price Group, Inc.	6,900	1,365,993
Toronto-Dominion Bank, The	55,384	3,881,259
Travelers Cos., Inc., The	7,700	1,152,767
Tryg A/S	5,818	142,906
U.S. Bancorp	41,277	2,351,551
Voya Financial, Inc.	115,491	7,102,697
Wendel SA	815	109,675
Westpac Banking Corp.	7,054	136,508
Willis Towers Watson PLC	4,008	921,920
Zurich Insurance Group AG	4,573	1,836,814
		164,994,432
Health Care: 13.0%
Abbott Laboratories	53,886	6,247,004
AbbVie, Inc.	53,700	6,048,768
Alcon, Inc.	14,943	1,048,065
Alexion Pharmaceuticals, Inc. (a)	6,661	1,223,692
Alnylam Pharmaceuticals, Inc. (a)	15,474	2,623,152
AmerisourceBergen Corp.	4,688	536,729
Anthem, Inc.	18,072	6,899,890
AstraZeneca PLC	39,879	4,791,228
Becton Dickinson & Co.	8,879	2,159,284
Cardinal Health, Inc.	8,925	509,528
Cerner Corp.	9,300	726,888
CSL, Ltd.	415	88,755
CVS Health Corp.	39,827	3,323,165
DaVita, Inc. (a)	2,500	301,075
Eli Lilly & Co.	26,177	6,008,145
Genmab A/S (a)	1,989	814,978
Gilead Sciences, Inc.	38,154	2,627,284
GlaxoSmithKline PLC	155,043	3,048,003
GN Store Nord AS	3,891	340,268
Hologic, Inc. (a)	7,871	525,153

77	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
IDEXX Laboratories, Inc. (a)	2,659	$1,679,291
Illumina, Inc. (a)	4,500	2,129,445
Insulet Corp. (a)	2,000	549,020
Ipsen SA	1,147	119,354
Johnson & Johnson	80,053	13,187,931
Koninklijke Philips NV	28,199	1,399,634
McKesson Corp.	18,977	3,629,161
Merck & Co., Inc.	76,900	5,980,513
Merck KGaA	3,928	753,690
Novo Nordisk A/S, Class B	52,328	4,380,304
Orion OYJ, Class B	3,219	138,399
Pfizer, Inc.	168,900	6,614,124
Quest Diagnostics, Inc.	51,448	6,789,593
Recordati SpA	3,178	181,789
Ryman Healthcare, Ltd.	12,156	111,551
Sanofi	34,432	3,617,515
Sarepta Therapeutics, Inc. (a)(b)	2,300	178,802
Smith & Nephew PLC	26,895	583,278
Stryker Corp.	41,436	10,762,172
UCB SA	3,842	402,379
Vertex Pharmaceuticals, Inc. (a)	7,964	1,605,781
Waters Corp. (a)	1,954	675,322
Zoetis, Inc.	14,474	2,697,375
		118,057,477
Industrials: 7.3%
Aeroports de Paris (a)	903	117,870
Air Canada (a)	5,000	102,856
Alfa Laval AB	9,561	337,936
Allegion PLC	2,852	397,284
Alstom SA (a)	7,618	384,905
Assa Abloy AB, Class B	30,459	918,275
Auckland International Airport, Ltd. (a)	38,037	193,241
Aurizon Holdings, Ltd.	32,135	89,507
Booz Allen Hamilton Holding Corp.	4,800	408,864
Brambles, Ltd.	10,741	92,179
Bureau Veritas SA	8,927	282,660
Canadian National Railway Co.	21,590	2,277,957
Cie de Saint-Gobain	15,725	1,037,785
Cummins, Inc.	4,578	1,116,162
Deutsche Lufthansa AG (a)	9,083	102,144
Equifax, Inc.	3,700	886,187

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
FedEx Corp.	7,600	$2,267,308
GEA Group AG	4,663	188,945
Getlink SE	13,371	208,817
KION Group AG	2,194	234,233
Legrand SA	14,498	1,536,545
MTR Corp., Ltd.	16,388	91,248
Otis Worldwide Corp.	12,600	1,030,302
Pentair PLC	5,055	341,162
Qantas Airways, Ltd.	28,084	98,041
Randstad NV	3,621	277,587
RELX PLC	58,703	1,556,610
Republic Services, Inc.	6,813	749,498
Ritchie Bros Auctioneers, Inc.	134,800	7,991,652
Schneider Electric SE	16,371	2,580,799
Securitas AB, Class B	9,516	150,323
Siemens AG	23,248	3,691,287
Skanska AB, Class B	10,338	274,465
Smiths Group PLC	12,129	267,127
Sunrun, Inc. (a)(b)	276,600	15,428,747
Sydney Airport (a)	20,571	89,258
Teleperformance	1,785	724,870
Transurban Group	83,150	886,801
United Parcel Service, Inc., Class B	21,500	4,471,355
Verisk Analytics, Inc.	4,700	821,184
Wolters Kluwer NV	110,737	11,130,598
WSP Global, Inc.	3,519	410,777
		66,245,351
Information Technology: 16.9%
Accenture PLC, Class A	19,381	5,713,325
Afterpay, Ltd. (a)	912	80,949
ANSYS, Inc. (a)	2,675	928,386
Arista Networks, Inc. (a)	1,800	652,158
Atos SE	3,009	183,225
Autodesk, Inc. (a)	43,534	12,707,575
Avalara, Inc. (a)	31,700	5,129,060
Capgemini SE	4,892	940,797
CDW Corp.	4,387	766,190
Cisco Systems, Inc.	128,375	6,803,875
Computershare, Ltd.	6,986	88,542
Dassault Systemes SE	4,016	974,668
DocuSign,Inc. (a)	5,313	1,485,355
Dropbox, Inc., Class A (a)	9,666	292,976
Halma PLC	11,538	429,851
Hexagon AB	59,871	887,071
HP, Inc.	43,541	1,314,503

SEE NOTES TO FINANCIAL STATEMENTS	78

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
IBM	27,120	$3,975,521
Intuit, Inc.	7,937	3,890,479
Microsoft Corp.	168,752	45,714,918
Nexi SpA (a)	13,355	293,479
Nokia OYJ (a)	171,814	920,538
Okta, Inc. (a)	3,701	905,561
PayPal Holdings Inc (a)	33,901	9,881,463
Sage Group PLC, The	33,152	314,023
salesforce.com, Inc. (a)	27,709	6,768,477
SAP SE	31,733	4,457,207
Shopify, Inc., Class A (a)	3,300	4,826,130
Slack Technologies, Inc., Class A (a)	11,900	527,170
Splunk, Inc. (a)	4,829	698,177
Square, Inc., Class A (a)	11,303	2,755,671
Texas Instruments, Inc.	27,841	5,353,824
Twilio, Inc., Class A (a)	25,269	9,960,029
Visa, Inc., Class A	51,266	11,987,016
Western Union Co., The	12,537	287,975
WiseTech Global, Ltd.	4,432	105,910
Worldline SA (a)	7,276	681,795
		153,683,869
Materials: 6.8%
Air Liquide SA	68,490	12,009,719
Akzo Nobel NV	5,864	726,085
Arkema SA	2,099	263,811
BlueScope Steel, Ltd.	15,275	250,995
Boliden AB	8,312	319,841
Celanese Corp.	66,500	10,081,400
Chr. Hansen Holding A/S	3,206	289,352
Covestro AG	5,578	360,665
Dow, Inc.	22,536	1,426,078
Ecolab, Inc.	7,851	1,617,070
Evonik Industries AG	6,373	213,963
Fortescue Metals Group, Ltd.	54,760	956,598
International Flavors & Fragrances, Inc.	6,900	1,030,860
Johnson Matthey PLC	5,882	250,433
Kinross Gold Corp.	38,296	242,826
Koninklijke DSM NV	75,162	14,050,265
Lundin Mining Corp.	20,100	181,283
Mondi PLC	15,028	395,661
Newmont Corp.	158,053	10,017,399
Norsk Hydro ASA	40,869	260,924
Northern Star Resources, Ltd.	33,418	245,426
Novozymes A/S, Class B	6,325	477,219

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Materials, continued
Nutrien, Ltd.	17,300	$1,048,244
PPG Industries, Inc.	7,242	1,229,474
Solvay SA	2,253	286,769
Stora Enso OYJ, Class R	17,679	322,834
Svenska Cellulosa AB SCA, Class B	18,412	301,997
Yara International ASA	54,336	2,863,200
		61,720,391
Real Estate: 1.3%
Ascendas Real Estate Investment Trust, REIT	40,500	88,999
Azrieli Group, Ltd.	1,290	90,895
British Land Co. PLC, The, REIT	26,753	183,007
Camden Property Trust, REIT	2,977	394,959
Canadian Apartment Properties, REIT	2,630	123,310
City Developments, Ltd.	16,400	89,062
Covivio, REIT	1,580	135,259
Dexus, REIT	33,161	264,350
Equity LifeStyle Properties, Inc., REIT	5,281	392,431
Gecina SA, REIT	1,395	213,730
GPT Group, The, REIT	59,195	216,544
Healthpeak Properties, Inc., REIT	16,400	545,956
Host Hotels & Resorts, Inc., REIT (a)	21,488	367,230
Iron Mountain, Inc., REIT	8,806	372,670
Klepierre SA, REIT	5,925	152,650
Land Securities Group PLC, REIT	21,544	201,063
LendLease Corp., Ltd.	9,892	84,999
Link, REIT	62,884	608,424
Mapletree Logistics Trust, REIT	87,900	134,375
Mirvac Group, REIT	119,641	260,860
RioCan Real Estate Investment Trust, REIT	5,096	90,771
Scentre Group, REIT	42,163	86,279
Stockland, REIT	72,475	252,376
Sun Communities, Inc., REIT	3,000	514,200
Suntec Real Estate Investment Trust, REIT	82,900	90,199
Swire Properties, Ltd.	35,600	106,041

79	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Unibail-Rodamco-Westfield, REIT	4,208	$364,817
Ventas, Inc., REIT	11,400	650,940
VICI Properties, Inc., REIT (b)	50,000	1,551,000
Vicinity Centres, REIT	71,626	82,582
Vonovia SE	15,846	1,024,055
Welltower, Inc., REIT	12,763	1,060,605
Weyerhaeuser Co., REIT	22,737	782,608
		11,577,246
Utilities: 2.7%
American Water Works Co., Inc.	119,258	18,381,235
Edison International	11,499	664,872
Electricite de France SA	19,136	261,514
Elia Group SA	939	99,118
Engie SA	55,504	761,102
Hydro One, Ltd.	10,125	244,712
Meridian Energy, Ltd.	38,937	145,176
National Grid PLC	106,974	1,360,674
Orsted A/S	5,749	806,937
Red Electrica Corp. SA	13,155	244,238
Severn Trent PLC	7,257	251,221
Suez SA (a)	58,451	1,390,632
United Utilities Group PLC	20,722	279,689
		24,891,120
TOTAL COMMON STOCKS
(Cost $659,712,592)		901,109,057

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
PREFERRED STOCKS: 0.1%
Consumer Staples: 0.1%
Henkel AG & Co. KGaA	5,415	$571,899

Materials: 0.0% (c)
Fuchs Petrolub SE	2,113	102,828

TOTAL PREFERRED STOCKS
(Cost $671,027)		674,727

Money Market: 0.6%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	6,058,430	6,058,430
(Cost $6,058,430)

TOTAL INVESTMENTS: 100.0%
(Cost $666,442,049)		907,842,214

OTHER ASSETS AND LIABILITIES — (NET): 0.0% (f)		(402,632)

NET ASSETS: 100.0%		$907,439,582

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of June 30, 2021. The total market value of securities on loan as of June 30, 2021 was $16,529,537.
(c)	Rounds to less than 0.05%.
(d)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(e)	Premier Class shares
(f)	Rounds to less than 0.05%.

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	80

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Australia	$19,391,463	2.2%
Austria	395,661	0.0%*
Belgium	1,257,017	0.1%
Canada	45,190,416	5.0%
Denmark	7,621,106	0.8%
Finland	1,639,749	0.2%
France	78,267,093	8.7%
Germany	22,571,408	2.5%
Hong Kong	1,270,495	0.1%
Israel	426,402	0.0%*
Italy	2,196,302	0.2%
Japan	899,857	0.1%
Netherlands	30,693,447	3.4%
New Zealand	744,793	0.1%
Norway	5,943,552	0.7%
Portugal	139,512	0.0%*
Singapore	826,061	0.1%
Spain	2,595,648	0.3%
Sweden	16,565,876	1.8%
Switzerland	2,884,879	0.3%
United Kingdom	32,345,126	3.6%
United States	627,917,921	69.2%
Money Market	6,058,430	0.6%
Other assets and liabilities (net)	(402,632)	0.0%*
TOTAL	$907,439,582	100.0%

*	Rounds to less than 0.05%.

81	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax International Sustainable Economy Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.8%
Australia: 5.8%
Aristocrat Leisure, Ltd.	177,696	$5,736,474
ASX, Ltd.	23,592	1,375,312
Australia & New Zealand Banking Group, Ltd	220,658	4,657,629
BlueScope Steel, Ltd.	51,737	850,129
Cochlear, Ltd.	6,454	1,217,657
Coles Group, Ltd.	2,004	25,671
Commonwealth Bank of Australia (a)	177,682	13,305,292
Computershare, Ltd.	132,960	1,685,159
Goodman Group, REIT	146,512	2,318,651
Insurance Australia Group, Ltd.	201,103	777,556
Macquarie Group, Ltd.	38,367	4,495,130
Mirvac Group, REIT	80,733	176,027
QBE Insurance Group, Ltd.	485,512	3,917,866
Ramsay Health Care, Ltd.	14,320	675,628
REA Group, Ltd.	13,614	1,725,021
SEEK, Ltd.	34,791	864,869
Telstra Corp., Ltd.	403,971	1,139,355
Vicinity Centres, REIT	476,644	549,551
		45,492,977
Austria: 0.5%
Mondi PLC	68,534	1,804,382
Voestalpine AG	51,664	2,107,336
		3,911,718
Belgium: 0.6%
KBC Group NV	16,318	1,245,901
Solvay SA	15,631	1,989,566
UCB SA	16,706	1,749,647
Umicore SA	1,498	91,645
		5,076,759
Denmark: 4.1%
Coloplast A/S, Class B	9,867	1,619,996
Demant A/S (b)	17,591	991,331
Genmab A/S (b)	3,225	1,321,420
GN Store Nord AS	9,404	822,379
Novo Nordisk A/S, Class B	191,478	16,028,356
Orsted A/S	22,242	3,121,917
Tryg A/S	27,497	675,402
Vestas Wind Systems A/S	188,955	7,382,852
		31,963,653
Finland: 1.6%
Kesko Oyj	24,979	922,385
Stora Enso OYJ, Class R	176,574	3,224,400
UPM-Kymmene OYJ	145,809	5,520,020

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Finland, continued
Wartsila OYJ Abp	201,760	$2,997,580
		12,664,385
France: 10.7%
Air Liquide SA	48,582	8,518,852
Amundi SA	10,153	895,483
Atos SE	38,446	2,341,073
AXA SA	223,700	5,680,265
BNP Paribas SA	144,765	9,085,398
Bouygues SA	101,064	3,743,398
Carrefour SA	92,398	1,818,338
Credit Agricole SA	9,585	134,378
Danone SA	67,224	4,729,538
Eiffage SA	35,079	3,573,028
Eurazeo SA	22,541	1,965,289
L’Oreal SA	22,774	10,170,725
Michelin	40,146	6,407,115
Orange SA	213,989	2,442,211
Publicis Groupe SA	14,356	918,712
Schneider Electric SE	61,338	9,669,601
SEB SA	4,197	759,251
Societe Generale SA	150,229	4,443,983
Teleperformance	3,972	1,612,988
Unibail-Rodamco-Westfield, REIT	53,181	4,610,579
Valeo SA	23,666	713,849
		84,234,054
Germany: 8.7%
Allianz SE	39,807	9,934,106
BASF SE	92,399	7,293,954
Beiersdorf AG	4,809	580,475
Commerzbank AG (b)	117,888	837,202
Delivery Hero SE (b)	16,494	2,179,288
Deutsche Boerse AG	37,088	6,473,572
Deutsche Post AG	86,370	5,882,201
Deutsche Wohnen SE	15,038	920,146
HeidelbergCement AG	17,762	1,524,983
Henkel AG & Co. KGaA	7,911	728,518
Merck KGaA	33,564	6,440,131
Muenchener Rueckversicherungs AG	26,026	7,132,703
SAP SE	119,582	16,796,449
Telefonica Deutschland Holding AG	513,766	1,356,200
		68,079,928
Hong Kong: 2.0%
BOC Hong Kong Holdings, Ltd.	725,057	2,457,442

SEE NOTES TO FINANCIAL STATEMENTS	82

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Hong Kong, continued
Hang Seng Bank, Ltd.	3,900	$77,796
Hong Kong Exchanges and Clearing, Ltd.	148,299	8,828,200
MTR Corp., Ltd.	345,668	1,924,677
Swire Pacific, Ltd., Class A	221,500	1,500,795
Swire Properties, Ltd.	161,200	480,163
		15,269,073
Ireland: 0.9%
CRH PLC	105,830	5,351,962
Kerry Group PLC, Class A	581	81,230
Kingspan Group PLC	16,080	1,519,773
		6,952,965
Israel: 0.1%
Bank Hapoalim BM (b)	9,453	75,895
Bank Leumi Le-Israel BM (b)	140,694	1,069,094
		1,144,989
Italy: 2.1%
Assicurazioni Generali SpA	151,230	3,036,199
CNH Industrial NV	322,526	5,349,956
Enel SpA	630,505	5,859,200
Intesa Sanpaolo SpA	890,487	2,463,386
		16,708,741
Japan: 24.1%
Aeon Co., Ltd.	65,500	1,758,331
Ajinomoto Co., Inc.	43,600	1,132,712
Astellas Pharma, Inc.	223,900	3,901,829
Azbil Corp.	12,200	505,528
Bridgestone Corp. (a)	55,900	2,540,787
Capcom Co., Ltd.	43,600	1,274,368
Central Japan Railway Co.	8,500	1,291,579
Chugai Pharmaceutical Co., Ltd.	66,300	2,627,905
CyberAgent, Inc.	44,000	942,351
Daifuku Co, Ltd.	10,100	916,354
Dai-ichi Life Holdings, Inc.	291,300	5,359,689
Daiwa House Industry Co., Ltd.	48,500	1,458,322
Denso Corp.	48,700	3,320,926
East Japan Railway Co.	42,400	3,023,715
Eisai Co., Ltd.	51,400	5,051,447
Fujitsu, Ltd.	23,300	4,359,404
Hankyu Hanshin Holdings, Inc.	21,700	669,832
Hirose Electric Co., Ltd.	4,600	672,955
Hitachi Construction Machinery Co., Ltd.	40,500	1,240,349

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
Hitachi Metals, Ltd. (b)	43,300	$827,460
Hoya Corp.	51,700	6,838,376
Hulic Co., Ltd. (a)	61,300	688,634
JFE Holdings, Inc.	192,700	2,260,738
Kajima Corp.	152,600	1,936,465
Kansai Paint Co., Ltd.	27,900	712,176
Kao Corp. (a)	56,700	3,496,126
KDDI Corp.	247,300	7,704,800
Keio Corp.	20,600	1,212,631
Kikkoman Corp.	20,200	1,332,156
Kobayashi Pharmaceutical Co., Ltd.	100	8,550
Komatsu, Ltd.	111,200	2,754,820
Kubota Corp. (a)	135,900	2,749,216
Lawson, Inc.	14,800	685,485
Mercari, Inc. (a)(b)	15,000	792,951
Mitsubishi Chemical Holdings Corp.	156,200	1,314,266
Mitsui Fudosan Co., Ltd.	149,800	3,463,926
Miura Co., Ltd.	8,800	382,122
Mizuho Financial Group, Inc.	193,850	2,778,355
MS&AD Insurance Group Holdings, Inc.	38,200	1,104,446
Murata Manufacturing Co., Ltd.	56,500	4,303,879
Nabtesco Corp. (a)	16,200	611,179
NEC Corp.	48,500	2,495,536
Nintendo Co., Ltd.	11,100	6,423,268
Nippon Building Fund, Inc., REIT (a)	123	766,358
Nippon Express Co., Ltd.	9,600	732,044
Nippon Paint Holdings Co., Ltd. (a)	72,400	979,435
Nippon Yusen KK	20,600	1,045,411
Nissin Foods Holdings Co., Ltd.	100	7,201
Nitori Holdings Co, Ltd.	3,900	688,728
Nitto Denko Corp.	16,000	1,191,526
Nomura Real Estate Holdings, Inc.	29,800	754,799
Nomura Real Estate Master Fund, Inc., REIT	30	48,013
Nomura Research Institute, Ltd.	27,900	921,442
NSK, Ltd.	38,200	323,112

83	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
NTT Data Corp.	236,200	$3,687,272
Obayashi Corp.	167,500	1,335,437
Odakyu Electric Railway Co., Ltd.	46,600	1,178,688
Omron Corp.	18,500	1,464,771
Oriental Land Co., Ltd.	27,900	3,974,790
Otsuka Corp.	29,700	1,556,881
Recruit Holdings Co, Ltd.	143,300	7,027,254
Rohm Co., Ltd.	8,800	809,844
SCSK Corp.	14,000	834,172
Secom Co., Ltd.	26,200	1,996,978
Sekisui Chemical Co., Ltd.	37,800	647,212
Sekisui House, Ltd. (a)	60,900	1,250,567
Seven & i Holdings Co., Ltd.	118,900	5,695,407
Shimizu Corp.	56,800	436,507
Shin-Etsu Chemical Co., Ltd.	27,700	4,633,120
Shionogi & Co., Ltd. (a)	13,500	703,566
Shiseido Co., Ltd. (a)	34,400	2,537,302
SoftBank Corp.	105,300	1,376,796
Sohgo Security Services Co., Ltd.	15,300	697,079
Sompo Holdings, Inc.	30,200	1,118,555
Stanley Electric Co., Ltd.	12,900	372,697
Sumitomo Chemical Co., Ltd.	138,300	735,046
Suntory Beverage & Food, Ltd. (a)	36,100	1,360,693
Sysmex Corp.	14,500	1,720,204
T&D Holdings, Inc.	57,100	740,980
Taisei Corp.	21,600	708,920
Takeda Pharmaceutical Co., Ltd.	257,200	8,631,772
TDK Corp.	15,000	1,815,819
Tobu Railway Co., Ltd.	26,300	680,752
Tokyo Century Corp.	11,200	602,156
Tokyo Electron, Ltd.	17,100	7,393,768
Tokyu Corp.	5,400	73,494
TOTO, Ltd.	32,700	1,694,295
USS Co., Ltd.	38,200	667,751
West Japan Railway Co.	32,400	1,851,500
Yakult Honsha Co., Ltd.	13,800	781,388
Yamada Holdings Co., Ltd.	190,800	882,282
Yamaha Corp.	23,500	1,275,754
Yamaha Motor Co., Ltd. (a)	30,000	814,865
Yaskawa Electric Corp.	23,700	1,157,397
Yokogawa Electric Corp.	23,000	343,975
Z Holdings Corp.	947,000	4,739,223

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
ZOZO, Inc.	25,000	$847,643
		189,238,585
Netherlands: 6.3%
Aegon NV	258,222	1,073,974
Akzo Nobel NV	19,292	2,388,751
ASML Holding NV	45,010	31,071,271
Koninklijke Ahold Delhaize NV	142,980	4,257,880
Koninklijke DSM NV	4,304	804,560
Koninklijke Philips NV	1,699	84,328
NN Group NV	43,075	2,034,834
Prosus NV (b)	63,195	6,191,061
Wolters Kluwer NV	16,832	1,691,848
		49,598,507
New Zealand: 1.5%
Auckland International Airport, Ltd. (b)	254,961	1,295,288
Fisher & Paykel Healthcare Corp., Ltd.	48,472	1,054,480
Mercury NZ, Ltd.	166,676	776,776
Meridian Energy, Ltd.	1,173,223	4,374,328
Ryman Healthcare, Ltd.	111,789	1,025,848
Spark New Zealand, Ltd.	235,703	791,183
Xero, Ltd. (b)	19,339	1,989,204
		11,307,107
Norway: 0.7%
Norsk Hydro ASA	520,852	3,325,325
Orkla ASA	74,208	756,264
Telenor ASA	87,437	1,474,629
		5,556,218
Portugal: 0.2%
Jeronimo Martins SGPS SA	83,063	1,514,806

Singapore: 1.5%
CapitaLand Integrated Commercial Trust, REIT	1,221,636	1,901,987
CapitaLand, Ltd.	347,026	958,565
City Developments, Ltd.	126,100	684,796
DBS Group Holdings, Ltd.	192,696	4,286,967
Keppel Corp., Ltd.	19,200	78,294
Singapore Exchange, Ltd.	99,900	832,054
Singapore Telecommunications, Ltd.	1,131,364	1,930,237
United Overseas Bank, Ltd.	57	1,098
UOL Group, Ltd.	127,200	691,754
		11,365,752

SEE NOTES TO FINANCIAL STATEMENTS	84

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Spain: 2.0%
Banco Bilbao Vizcaya Argentaria SA (b)	867,723	$5,382,470
CaixaBank SA	312,814	963,062
Iberdrola SA	533,690	6,508,165
Red Electrica Corp. SA (a)	130,969	2,431,595
		15,285,292
Sweden: 4.0%
Assa Abloy AB, Class B	217,582	6,559,642
Atlas Copco AB, Class A	75,775	4,653,219
Atlas Copco AB, Class B	108,899	5,735,321
Electrolux AB, Class B	24,985	692,382
Ericsson, Class B	110,421	1,388,423
Evolution AB	6,335	1,002,083
Husqvarna AB, Class B	52,734	700,847
Nibe Industrier AB	142,223	1,498,660
Sandvik AB	152,577	3,901,339
SKF AB, Class B	63,550	1,619,773
Svenska Cellulosa AB SCA, Class B	37,980	622,955
Tele2 AB, Class B (a)	38,449	524,211
Telia Company AB	589,565	2,618,529
		31,517,384
Switzerland: 9.2%
ABB, Ltd.	199,598	6,781,272
Chocoladefabriken Lindt & Spruengli AG-PC	85	845,636
Clariant AG	36,712	731,019
Coca-Cola HBC AG (b)	23,462	849,245
Geberit AG	477	358,309
Givaudan SA	952	4,431,761
Lonza Group AG	12,040	8,535,836
Roche Holding AG	72,938	27,485,798
SGS SA	846	2,611,995
Sika AG	14,114	4,624,278
Straumann Holding AG	3,497	5,577,868
Swiss Re AG	49,105	4,435,292
Swisscom AG	138	78,852
Zurich Insurance Group AG	12,334	4,954,137
		72,301,298
United Kingdom: 12.2%
Ashtead Group PLC	45,106	3,352,651
Associated British Foods PLC (b)	70,563	2,166,061

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
United Kingdom, continued
AstraZeneca PLC	137,116	$16,473,681
BT Group PLC (b)	490,539	1,318,249
Coca-Cola European Partners PLC	14,700	872,004
Croda International PLC	8,431	859,912
DCC PLC	8,268	677,271
GlaxoSmithKline PLC	496,876	9,768,127
Informa PLC	416,484	2,894,462
J Sainsbury PLC	438,707	1,651,238
JD Sports Fashion PLC (b)	78,850	1,003,417
Johnson Matthey PLC	18,118	771,396
Legal & General Group PLC	1,541,449	5,499,250
Lloyds Banking Group, PLC	2,781,973	1,799,536
Reckitt Benckiser Group PLC	63,672	5,625,431
RELX PLC	315,279	8,360,158
Rentokil Initial, PLC	116,612	798,697
Schroders PLC	15,237	741,033
Segro PLC, REIT	58,182	880,775
Spirax-Sarco Engineering, PLC	7,320	1,378,699
St James’s Place, PLC	241,962	4,947,326
Standard Chartered PLC	232,861	1,486,073
Tesco PLC	1,108,455	3,424,217
Unilever PLC	229,898	13,433,754
Vodafone Group PLC	2,488,285	4,170,436
Wm Morrison Supermarkets PLC	359,493	1,226,806
		95,580,660
TOTAL COMMON STOCKS
(Cost $627,455,452)		774,764,851

PREFERRED STOCKS: 0.1%
Germany: 0.1%
Henkel AG & Co. KGaA	6,400	675,929
(Cost $614,911)

MONEY MARKET: 0.6%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	4,569,057	4,569,057
(Cost $4,569,057)

85	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.020% (c)(d)	14,981,583	$14,981,583
(Cost $14,981,583)

TOTAL INVESTMENTS: 101.4%
(Cost $647,621,003)		794,991,420

PAYABLE UPON RETURN OF SECURITIES LOANED (NET): -1.9%		(14,981,583)

OTHER ASSETS AND LIABILITIES — (NET): 0.5%		4,186,881

NET ASSETS: 100.0%		$784,196,718

(a)	Security or partial position of this security was on loan as of June 30, 2021. The total market value of securities on loan as of June 30, 2021 was $29,945,810.
(b)	Non-income producing security.
(c)	Rate shown represents annualized 7-day yield as of June 30, 2021
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent of Net Assets
Communication Services	$46,707,960	6.0%
Consumer Discretionary	43,462,722	5.6%
Consumer Staples	75,151,501	9.6%
Financials	145,181,764	18.5%
Health Care	130,347,613	16.6%
Industrials	132,735,617	16.9%
Information Technology	86,436,825	11.0%
Materials	69,490,954	8.9%
Real Estate	22,853,842	2.9%
Utilities	23,071,982	2.9%
Money Market	4,569,057	0.6%
Other assets and liabilities (net)	4,186,881	0.5%
Total	$784,196,718	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	86

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS: 98.6%
Community Investment Notes: 0.0% (a)
CINI Investment Note, 2.000%, 11/3/2023 (b)(c)	$293,185	$293,185
(Cost $293,185)

CORPORATE BONDS: 39.7%
Communication Services: 3.5%
Alphabet, Inc., 1.900%, 08/15/40	700,000	640,585
Altice France Holding SA, 144A, 10.500%, 05/15/27 (d)	1,000,000	1,112,515
AT&T, Inc., 0.900%, 03/25/24	1,500,000	1,503,445
AT&T, Inc., 4.300%, 02/15/30	1,000,000	1,158,543
AT&T, Inc., 2.750%, 06/01/31	2,000,000	2,082,431
AT&T, Inc., 3.100%, 02/01/43	1,500,000	1,474,257
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (d)	1,000,000	1,057,500
Charter Communications Operating, LLC/Capital, 5.050%, 03/30/29	1,000,000	1,183,749
Discovery Communications, LLC, 3.950%, 03/20/28	1,500,000	1,671,399
Discovery Communications, LLC, 4.125%, 05/15/29	500,000	561,635
Level 3 Financing, Inc., 144A, 3.750%, 07/15/29 (d)	1,000,000	973,750
Level 3 Financing, Inc., 144A, 3.875%, 11/15/29 (d)	1,000,000	1,072,280
Switch, Ltd., 144A, 4.125%, 06/15/29 (d)	1,000,000	1,027,500
T-Mobile USA, Inc., 144A, 2.250%, 02/15/26 (d)	1,000,000	1,008,750
T-Mobile USA, Inc., 4.750%, 02/01/28	1,000,000	1,072,500
T-Mobile USA, Inc., 144A, 3.000%, 02/15/41 (d)	1,000,000	990,170
Verizon Communications, Inc., 0.512%, 03/22/24 (e)	1,000,000	1,008,145
Verizon Communications, Inc., 3.875%, 02/08/29	2,000,000	2,276,675

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Communication Services, continued
Verizon Communications, Inc., 3.400%, 03/22/41	$1,500,000	$1,590,184
Vmed O2 UK Financing I, PLC, 144A, 4.750%, 07/15/31 (d)	1,000,000	1,017,500
Walt Disney Co., The, 1.750%, 08/30/24	2,000,000	2,068,926
		26,552,439
Consumer Discretionary: 3.3%
Amazon.com, Inc., 2.875%, 05/12/41	800,000	827,710
Amazon.com, Inc., 2.500%, 06/03/50	1,000,000	947,939
American Museum of Natural History, The, 3.121%, 07/15/52	750,000	791,500
American University, The, 3.672%, 04/01/49	1,000,000	1,153,472
California Endowment, The, 2.498%, 04/01/51	1,000,000	968,717
Doris Duke Charitable Foundation, The, 2.345%, 07/01/50	2,000,000	1,835,340
eBay, Inc., 2.750%, 01/30/23	1,000,000	1,035,636
Expedia Group, Inc., 144A, 6.250%, 05/01/25 (d)	1,000,000	1,163,440
Ford Foundation, The, 2.415%, 06/01/50	750,000	724,169
Ford Motor Co., 4.750%, 01/15/43	1,000,000	1,063,750
Home Depot, Inc., The, 2.800%, 09/14/27	2,000,000	2,166,511
Home Depot, Inc., The, 2.950%, 06/15/29	1,000,000	1,094,143
Local Initiatives Support Corp., 1.000%, 11/15/25	1,000,000	978,021
Lowe’s Cos., Inc., 1.300%, 04/15/28	1,000,000	974,842
Lowe’s Cos., Inc., 3.000%, 10/15/50	250,000	247,141
Lowe’s Cos., Inc., 3.500%, 04/01/51	750,000	806,401

87	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Discretionary, continued
Ross Stores, Inc., 3.375%, 09/15/24	$2,000,000	$2,122,093
Starbucks Corp., 4.450%, 08/15/49	2,000,000	2,487,421
TJX Cos Inc., The, 1.150%, 05/15/28	1,000,000	969,876
Toyota Motor Corp., 0.681%, 03/25/24	1,000,000	1,001,738
Whirlpool Corp., 2.400%, 05/15/31	1,000,000	1,010,462
WK Kellogg Foundation Trust, 144A, 2.443%, 10/01/50 (d)	1,000,000	953,130
		25,323,452
Consumer Staples: 2.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 3.250%, 03/15/26 (d)	1,000,000	1,020,175
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (d)	1,000,000	1,046,950
Campbell Soup Co., 2.375%, 04/24/30 (f)	1,000,000	1,008,668
Capital Impact Partners, 2.300%, 10/15/24 (b)	500,000	507,166
Clorox Co., The, 1.800%, 05/15/30	1,500,000	1,476,781
CVS Health Corp., 3.625%, 04/01/27	1,000,000	1,109,338
CVS Health Corp., 3.250%, 08/15/29	500,000	543,742
CVS Health Corp., 1.750%, 08/21/30	500,000	483,179
CVS Health Corp., 5.125%, 07/20/45	1,000,000	1,304,152
CVS Health Corp., 4.300%, 03/25/28	564,000	648,951

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Staples, continued
General Mills, Inc., 2.875%, 04/15/30	$1,000,000	$1,061,443
Kellogg Co., 2.100%, 06/01/30	1,000,000	1,007,887
Keurig Dr Pepper, Inc., 0.750%, 03/15/24	1,000,000	1,001,389
Keurig Dr Pepper, Inc., 3.200%, 05/01/30	1,000,000	1,083,518
Keurig Dr Pepper, Inc., 3.350%, 03/15/51 (f)	250,000	263,265
Kraft Heinz Foods Co., 4.250%, 03/01/31	1,000,000	1,138,295
PepsiCo, Inc., 2.875%, 10/15/49	1,000,000	1,036,273
Raza Development Fund, Inc., 3.534%, 07/01/34	1,000,000	1,097,429
Sysco Corp., 5.950%, 04/01/30	995,000	1,278,610
		18,117,211
Energy: 0.3%
MidAmerican Energy Co., 3.100%, 05/01/27	1,000,000	1,094,969
MidAmerican Energy Co., 3.650%, 04/15/29	1,000,000	1,132,671
		2,227,640
Financials: 12.4%
Aflac, Inc., 1.125%, 03/15/26	1,500,000	1,504,789
Aflac, Inc., 3.600%, 04/01/30	1,000,000	1,128,688
Allstate Corp., The, 1.450%, 12/15/30	2,000,000	1,911,402
Allstate Corp., The, 3.850%, 08/10/49	1,000,000	1,193,259
Andrew W Mellon Foundation, The, 0.947%, 08/01/27	1,000,000	974,121
Assured Guaranty US Holdings, Inc., 3.150%, 06/15/31	1,000,000	1,040,862
Astrazeneca Finance, LLC, 1.750%, 05/28/28	1,000,000	1,001,942
Bank of America Corp., 1.486%, 05/19/24 (e)	1,650,000	1,678,900

SEE NOTES TO FINANCIAL STATEMENTS	88

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Bank of America Corp., 0.981%, 09/25/25 (e)	$2,000,000	$1,999,803
Bank of America Corp., 3.559%, 04/23/27 (e)	1,000,000	1,096,236
Bank of America Corp., 4.083%, 03/20/51 (e)	1,000,000	1,198,292
Bank of Montreal, 2.050%, 11/01/22	1,000,000	1,023,589
Bank of New York Mellon Corp., The, 3.400%, 01/29/28	1,000,000	1,117,105
BlueHub Loan Fund, Inc., 2.890%, 01/01/27	1,000,000	1,032,163
BNG Bank NV, 144A, 0.500%, 11/24/25 (d)	250,000	246,317
Calvert Impact Capital, Inc., 3.000%, 03/14/25	1,000,000	1,062,930
Century Housing Corp., 0.375%, 03/15/22	1,000,000	1,000,154
Charles Schwab Corp., The, 0.750%, 03/18/24	500,000	503,028
Charles Schwab Corp., The, 1.150%, 05/13/26	1,000,000	1,001,254
Chubb INA Holdings, Inc., 1.375%, 09/15/30	2,000,000	1,904,217
Fifth Third Bank, 2.250%, 02/01/27	1,000,000	1,049,600
Goldman Sachs Group Inc., The, 0.855%, 02/12/26 (e)	2,500,000	2,483,722
Goldman Sachs Group, Inc., The, 3.210%, 04/22/42 (e)	750,000	786,409
ING Groep NV, 144A, 4.625%, 01/06/26 (d)	2,000,000	2,284,309
JPMorgan Chase & Co., 0.653%, 09/16/24 (e)	3,000,000	3,002,740
JPMorgan Chase & Co., 0.563%, 02/16/25 (e)	2,000,000	1,990,214
JPMorgan Chase & Co., 3.964%, 11/15/48 (e)	1,000,000	1,176,655
Kreditanstalt fuer Wiederaufbau, 3.125%, 12/15/21	7,000,000	7,095,336

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Kreditanstalt fuer Wiederaufbau, 2.125%, 06/15/22	$1,000,000	$1,018,823
Kreditanstalt fuer Wiederaufbau, 2.375%, 12/29/22	3,000,000	3,096,283
Kreditanstalt fuer Wiederaufbau, 2.625%, 02/28/24	5,000,000	5,290,781
Kreditanstalt fuer Wiederaufbau, 2.000%, 05/02/25	3,000,000	3,148,668
Kreditanstalt fuer Wiederaufbau, 0.375%, 07/18/25	1,000,000	987,603
MetLife, Inc., 4.875%, 11/13/43	1,000,000	1,323,756
Metropolitan Life Global Funding I, 144A, 0.950%, 07/02/25 (d)	3,000,000	2,998,621
Morgan Stanley, 0.560%, 11/10/23 (e)	3,000,000	3,004,050
Morgan Stanley, 3.625%, 01/20/27	2,000,000	2,219,640
Morgan Stanley, 4.457%, 04/22/39 (e)	1,000,000	1,239,498
Morgan Stanley, 5.597%, 03/24/51 (e)	1,000,000	1,493,076
MSCI, Inc., 144A, 3.875%, 02/15/31 (d)	1,000,000	1,039,095
National Bank of Canada, 0.900%, 08/15/23 (e)	1,750,000	1,759,985
National Bank of Canada, 0.550%, 11/15/24 (e)	1,600,000	1,594,594
Natwest Group, PLC, 2.359%, 05/22/24 (e)	2,000,000	2,061,414
OneMain Finance Corp., 3.500%, 01/15/27	1,000,000	1,008,750
PNC Bank NA, 3.100%, 10/25/27	1,000,000	1,096,160
PNC Financial Services Group, Inc., The, 3.450%, 04/23/29	500,000	559,852

89	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Progressive Corp., The, 3.200%, 03/26/30	$1,500,000	$1,651,221
Prudential Financial, Inc., 1.500%, 03/10/26	250,000	254,138
Prudential Financial, Inc., 4.350%, 02/25/50	1,000,000	1,257,825
Royal Bank of Canada, 1.150%, 06/10/25	2,000,000	2,012,492
Sumitomo Mitsui Financial Group, Inc., 0.508%, 01/12/24	2,000,000	1,992,919
Toronto-Dominion Bank, The, 1.900%, 12/01/22	500,000	511,561
Toronto-Dominion Bank, The, 2.650%, 06/12/24	1,000,000	1,058,917
Toyota Motor Credit Corp., 2.150%, 02/13/30	500,000	514,013
Travelers Cos, Inc., The, 4.100%, 03/04/49	1,000,000	1,236,848
Truist Financial Corp., 1.267%, 03/02/27 (e)	2,500,000	2,499,614
USAA Capital Corp., 144A, 1.500%, 05/01/23 (d)	2,500,000	2,551,147
USAA Capital Corp., 144A, 2.125%, 05/01/30 (d)	1,000,000	1,014,033
		94,983,413
Health Care: 4.3%
AbbVie, Inc., 3.200%, 11/21/29	1,000,000	1,087,940
AbbVie, Inc., 4.250%, 11/21/49	1,000,000	1,203,880
Agilent Technologies, Inc., 2.300%, 03/12/31	2,000,000	2,003,540
Amgen, Inc., 3.625%, 05/22/24	1,000,000	1,076,937
Amgen, Inc., 1.900%, 02/21/25	500,000	518,305
Anthem, Inc., 2.375%, 01/15/25	1,000,000	1,047,919
Anthem, Inc., 1.500%, 03/15/26	500,000	506,137
Anthem, Inc., 4.101%, 03/01/28	1,000,000	1,144,600

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Anthem, Inc., 2.250%, 05/15/30	$1,000,000	$1,011,122
Avantor Funding, Inc., 144A, 4.625%, 07/15/28 (d)	1,000,000	1,057,020
Becton Dickinson & Co., 3.363%, 06/06/24	1,000,000	1,071,830
Becton Dickinson & Co., 3.700%, 06/06/27	1,000,000	1,112,312
Becton Dickinson & Co., 1.957%, 02/11/31	500,000	488,835
Becton Dickinson & Co., 4.669%, 06/06/47	1,000,000	1,251,009
Bristol-Myers Squibb Co., 2.900%, 07/26/24	1,276,000	1,361,595
Bristol-Myers Squibb Co., 2.350%, 11/13/40	500,000	482,267
Bristol-Myers Squibb Co., 2.550%, 11/13/50	500,000	481,001
Danaher Corp., 2.600%, 10/01/50	1,000,000	958,769
IQVIA, Inc., 144A, 5.000%, 05/15/27 (d)	2,000,000	2,100,920
Jaguar Holding Co. II/PPD Development, LP, 144A, 5.000%, 06/15/28 (d)	1,000,000	1,085,920
Kaiser Foundation Hospitals, 2.810%, 06/01/41	1,000,000	1,023,232
Kaiser Foundation Hospitals, 3.266%, 11/01/49	1,000,000	1,097,104
Laboratory Corp of America Holdings, 1.550%, 06/01/26	1,000,000	1,005,211
Merck & Co., Inc., 3.400%, 03/07/29	1,000,000	1,122,625
Merck & Co., Inc., 2.350%, 06/24/40	1,000,000	968,719
Novant Health, Inc., 2.637%, 11/01/36	750,000	766,490
Quest Diagnostics, Inc., 3.450%, 06/01/26	1,000,000	1,098,577
Seattle Children’s Hospital, 1.208%, 10/01/27	1,000,000	976,792

SEE NOTES TO FINANCIAL STATEMENTS	90

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
UnitedHealth Group, Inc., 1.250%, 01/15/26	$500,000	$505,304
UnitedHealth Group, Inc., 2.750%, 05/15/40	500,000	507,604
UnitedHealth Group, Inc., 3.050%, 05/15/41	750,000	788,156
Zoetis, Inc., 3.000%, 09/12/27	1,000,000	1,078,958
Zoetis, Inc., 3.900%, 08/20/28	1,000,000	1,139,380
		33,130,010
Industrials: 3.2%
Burlington Northern Santa Fe, LLC, 3.550%, 02/15/50	1,000,000	1,134,559
Caterpillar, Inc., 2.600%, 04/09/30	1,000,000	1,069,623
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,325,243
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.750%, 09/15/30	1,000,000	965,663
Masco Corp., 1.500%, 02/15/28	1,000,000	977,979
Meritor, Inc., 144A, 4.500%, 12/15/28 (d)	1,000,000	1,015,750
Nature Conservancy, The, 1.861%, 07/01/33	500,000	478,190
Norfolk Southern Corp., 2.300%, 05/15/31	2,500,000	2,533,316
Republic Services, Inc., 1.450%, 02/15/31	2,000,000	1,877,200
Roper Technologies, Inc., 2.000%, 06/30/30	1,500,000	1,480,976
Standard Industries, Inc., 144A, 4.750%, 01/15/28 (d)	1,000,000	1,047,950
Tesla Energy Operations, Inc., 4.700%, 05/29/25 (b)	2,000,000	2,070,401
Union Pacific Corp., 2.400%, 02/05/30	500,000	517,775
Union Pacific Corp., 3.200%, 05/20/41	1,000,000	1,063,406

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Industrials, continued
United Rentals North America, Inc., 5.250%, 01/15/30	$2,000,000	$2,193,440
Waste Management, Inc., 3.150%, 11/15/27	2,500,000	2,738,461
Waste Management, Inc., 2.500%, 11/15/50	350,000	329,091
Xylem, Inc., 1.950%, 01/30/28	1,500,000	1,517,842
		24,336,865
Information Technology: 4.2%
Analog Devices, Inc., 2.950%, 04/01/25	1,000,000	1,071,297
Apple, Inc., 3.000%, 06/20/27 (f)	2,500,000	2,751,588
Apple, Inc., 2.375%, 02/08/41	1,000,000	972,946
Apple, Inc., 2.400%, 08/20/50	1,000,000	940,438
Broadcom, Inc., 144A, 3.500%, 02/15/41 (d)	1,000,000	1,027,502
Dell International, LLC/EMC Corp., 144A, 6.020%, 06/15/26 (d)	1,000,000	1,201,553
Fiserv, Inc., 2.250%, 06/01/27	1,000,000	1,037,545
Gartner, Inc., 144A, 4.500%, 07/01/28 (d)	1,000,000	1,057,435
Hewlett Packard Enterprise Co., 1.450%, 04/01/24	2,500,000	2,542,848
HP, Inc., 144A, 2.650%, 06/17/31 (d)	1,500,000	1,506,626
Mastercard, Inc., 2.950%, 06/01/29	500,000	546,765
Mastercard, Inc., 1.900%, 03/15/31	1,500,000	1,519,129
Mastercard, Inc., 2.950%, 03/15/51	500,000	524,100
Microchip Technology, Inc., 144A, 0.972%, 02/15/24 (d)	2,000,000	1,999,354
NetApp, Inc., 3.250%, 12/15/22	671,000	689,592
NetApp, Inc., 1.875%, 06/22/25	1,000,000	1,029,833

91	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Information Technology, continued
NVIDIA Corp., 1.550%, 06/15/28	$2,000,000	$1,996,325
NXP BV/Funding, LLC/USA, Inc., 144A, 2.500%, 05/11/31 (d)	1,500,000	1,522,583
salesforce.com, Inc., 1.500%, 07/15/28	2,000,000	2,004,545
Square, Inc., 144A, 3.500%, 06/01/31 (d)	1,000,000	1,010,000
TSMC Global, Ltd., 144A, 0.750%, 09/28/25 (d)	500,000	489,713
TSMC Global, Ltd., 144A, 1.250%, 04/23/26 (d)	2,000,000	1,984,915
Visa, Inc., 3.650%, 09/15/47	2,000,000	2,353,818
		31,780,450
Materials: 0.4%
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 4.000%, 09/01/29 (d)	1,000,000	994,375
Ecolab, Inc., 4.800%, 03/24/30	1,000,000	1,226,372
Ecolab, Inc., 2.125%, 08/15/50 (f)	500,000	447,227
Owens-Brockway Glass Container, Inc., 144A, 6.625%, 05/13/27 (d)	500,000	546,000
		3,213,974
Real Estate: 2.3%
Alexandria Real Estate Equities, Inc., 2.000%, 05/18/32	500,000	488,283
Alexandria Real Estate Equities, Inc., 1.875%, 02/01/33	1,000,000	948,389
American Tower Corp., 2.400%, 03/15/25	500,000	522,981
American Tower Corp., 1.300%, 09/15/25	500,000	501,785
American Tower Corp., 1.600%, 04/15/26	1,500,000	1,517,523
American Tower Corp., 2.100%, 06/15/30	250,000	246,390

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Real Estate, continued
American Tower Corp., 1.875%, 10/15/30	$500,000	$483,726
American Tower Corp., 2.950%, 01/15/51	500,000	479,196
Crown Castle International Corp, 1.050%, 07/15/26	1,000,000	978,054
Crown Castle International Corp., 3.300%, 07/01/30	500,000	536,833
Crown Castle International Corp., 2.500%, 07/15/31	500,000	504,802
Equinix, Inc., 1.000%, 09/15/25	1,000,000	993,990
HAT Holdings I ,LLC/HAT Holdings II, LLC, 144A, 3.375%, 06/15/26 (d)	850,000	857,438
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 3.750%, 09/15/30 (d)	1,000,000	979,660
Iron Mountain, Inc., 144A, 4.875%, 09/15/27 (d)	1,000,000	1,038,940
Iron Mountain, Inc., 144A, 4.500%, 02/15/31 (d)	1,000,000	1,013,750
Prologis, LP, 1.250%, 10/15/30	500,000	471,770
Prologis, LP, 1.625%, 03/15/31	1,000,000	966,920
SBA Tower Trust, 144A, 1.631%, 11/15/26 (d)	1,000,000	1,001,949
UDR, Inc., 1.900%, 03/15/33	1,000,000	937,849
Welltower, Inc., 2.050%, 01/15/29	750,000	753,006
Welltower, Inc., 2.800%, 06/01/31	1,500,000	1,553,233
		17,776,467
Utilities: 3.4%
AES Corp., The, 144A, 1.375%, 01/15/26 (d)	2,000,000	1,982,165
AES Corp., The, 144A, 2.450%, 01/15/31 (d)	1,000,000	992,179
American Water Capital Corp., 2.800%, 05/01/30	3,000,000	3,186,645
Avangrid, Inc., 3.200%, 04/15/25	1,000,000	1,075,147

SEE NOTES TO FINANCIAL STATEMENTS	92

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Utilities, continued
Clearway Energy Operating, LLC, 144A, 3.750%, 02/15/31 (d)	$1,000,000	$996,345
Consolidated Edison Co. of New York, Inc., 3.350%, 04/01/30	1,000,000	1,101,538
DTE Electric Co., 1.900%, 04/01/28	1,500,000	1,525,558
DTE Electric Co., 3.950%, 03/01/49	2,000,000	2,427,331
Georgia Power Co., 3.250%, 03/15/51	1,000,000	1,012,204
Leeward Renewable Energy Operations, LLC, 144A, 4.250%, 07/01/29 (d)	850,000	864,875
Niagara Mohawk Power Corp., 144A, 1.960%, 06/27/30 (d)	2,000,000	1,973,362
NSTAR Electric Co., 3.250%, 05/15/29	3,000,000	3,300,850
Pattern Energy Operations, LP/Inc., 144A, 4.500%, 08/15/28 (d)	1,000,000	1,037,700
Southern Power Co., 4.150%, 12/01/25	1,000,000	1,120,839
Southern Power Co., 0.900%, 01/15/26	500,000	491,316
Southwestern Public Service Co., 3.150%, 05/01/50	1,500,000	1,572,592
Union Electric Co., 2.150%, 03/15/32	1,000,000	1,005,169
		25,665,815
TOTAL CORPORATE BONDS
(Cost $293,856,108)		303,107,736

U.S. GOVERNMENT AGENCY BONDS: 1.3%
Agency Securities: 1.3%
North American Development Bank, 2.400%, 10/26/22	2,000,000	2,038,841
United States International Development Finance Corp., 0.000%, 08/21/21	1,000,000	1,025,546

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Agency Securities, continued
United States International Development Finance Corp., 0.100%, 09/15/26 (e)	$1,750,000	$1,751,094
United States International Development Finance Corp., 1.650%, 04/15/28	500,000	507,253
United States International Development Finance Corp., 1.440%, 04/15/28	1,000,000	1,002,897
United States International Development Finance Corp., 0.080%, 03/15/30 (e)	2,000,000	2,000,000
United States International Development Finance Corp., 3.520%, 09/20/32	1,607,143	1,797,680
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $9,826,101)		10,123,311

GOVERNMENT BONDS: 0.2%
Kommunalbanken AS, 144A, 0.500%, 10/21/24 (d)	500,000	499,125
Kommunalbanken AS, 144A, 1.125%, 06/14/30 (d)	1,000,000	964,054
TOTAL GOVERNMENT BONDS
(Cost $1,449,406)		1,463,179

SUPRANATIONAL BONDS: 11.5%
European Bank for Reconstruction & Development, 0.250%, 07/10/23	3,000,000	2,995,537
European Bank for Reconstruction & Development, 1.625%, 09/27/24	3,000,000	3,099,409
European Bank for Reconstruction & Development, 0.500%, 11/25/25	3,000,000	2,958,448
European Investment Bank, 2.500%, 03/15/23	5,000,000	5,193,455

93	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
European Investment Bank, 0.250%, 09/15/23	$7,000,000	$6,987,789
European Investment Bank, 3.125%, 12/14/23	3,000,000	3,201,953
European Investment Bank, 3.250%, 01/29/24	8,000,000	8,580,693
European Investment Bank, 0.750%, 09/23/30	1,000,000	937,787
Inter-American Development Bank, 0.250%, 11/15/23	4,000,000	3,988,717
Inter-American Development Bank, 2.625%, 01/16/24 (f)	3,000,000	3,165,993
Inter-American Development Bank, 0.340%, 10/15/24	4,000,000	3,969,804
Inter-American Development Bank, 1.750%, 03/14/25	3,000,000	3,116,681
Inter-American Development Bank, 0.625%, 07/15/25	3,000,000	2,988,718
Inter-American Development Bank, 0.875%, 04/20/26	2,000,000	2,001,661
Inter-American Development Bank, 0.625%, 09/16/27	600,000	580,049
Inter-American Development Bank, 1.125%, 01/13/31	3,250,000	3,143,516
International Bank for Reconstruction & Development, 2.530%, 03/11/22	4,000,000	4,064,487
International Bank for Reconstruction & Development, 2.125%, 07/01/22	2,000,000	2,038,360
International Bank for Reconstruction & Development, 1.625%, 01/15/25	8,000,000	8,277,514

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
International Bank for Reconstruction & Development, 0.625%, 04/22/25	$5,000,000	$4,985,721
International Bank for Reconstruction & Development, 0.500%, 10/28/25	500,000	494,258
International Bank for Reconstruction & Development, 1.375%, 04/20/28	1,500,000	1,514,372
International Bank for Reconstruction & Development, 2.750%, 05/31/36	2,000,000	2,000,494
International Development Association, 144A, 0.375%, 09/23/25 (d)	3,200,000	3,141,655
International Finance Corp., 0.375%, 07/16/25	1,000,000	982,149
Nordic Investment Bank, 0.375%, 09/11/25	3,000,000	2,948,262
TOTAL SUPRANATIONAL BONDS
(Cost $87,011,372)		87,357,482

MUNICIPAL BONDS: 1.2%
California Health Facilities Financing Authority, 1.970%, 06/01/23	500,000	514,976
City of Los Angeles CA Wastewater System Revenue, 4.029%, 06/01/39	1,020,000	1,113,249
Ontario Teachers’ Finance Trust, 144A, 1.250%, 09/27/30 (d)	1,000,000	958,331
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,425,850
State of California, 7.550%, 04/01/39	2,000,000	3,414,013
University of Massachusetts Building Authority, 6.573%, 05/01/39	125,000	125,500

SEE NOTES TO FINANCIAL STATEMENTS	94

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MUNICIPAL BONDS, continued
University of Massachusetts Building Authority, 5.450%, 11/01/40	$1,225,000	$1,665,583
TOTAL MUNICIPAL BONDS
(Cost $8,485,629)		9,217,502

U.S. TREASURY NOTES: 13.5%
0.125%, 04/15/22 (TIPS)	6,586,860	6,756,962
0.125%, 07/15/24 (TIPS)	4,497,560	4,837,591
0.625%, 01/15/26 (TIPS)	3,370,830	3,745,335
0.500%, 02/28/26	16,000,000	15,766,875
0.375%, 07/15/27 (TIPS)	7,639,940	8,527,053
1.125%, 02/29/28 (f)	12,000,000	11,974,687
0.875%, 11/15/30 (f)	2,000,000	1,903,750
1.125%, 02/15/31 (f)	4,000,000	3,887,500
5.000%, 05/15/37	2,000,000	2,917,500
2.250%, 05/15/41	24,500,000	25,525,938
1.000%, 02/15/48 (TIPS)	1,082,670	1,449,322
2.375%, 05/15/51	14,500,000	15,496,875
TOTAL U.S. TREASURY NOTES
(Cost $99,990,277)		102,789,388

ASSET-BACKED SECURITIES: 7.5%
AMSR 2020-SFR4 Trust, 144A, 1.355%, 11/17/37 (d)	3,000,000	2,994,778
Bayview Opportunity Master Fund IVa Trust 2016, 144A, 4.000%, 04/28/55 (d)	632,108	647,717
Carmax Auto Owner Trust 2019-4, 2.800%, 04/15/26	2,000,000	2,061,540
CarMax Auto Owner Trust 2020-3, 2.530%, 01/15/27	2,000,000	2,065,644
College Avenue Student Loans, LLC, 144A, 1.760%, 06/25/52 (d)	500,000	501,172
CommonBond Student Loan Trust 2016-B, 144A, 2.730%, 10/25/40 (d)	302,415	306,997
CommonBond Student Loan Trust 2018-C-GS, 144A, 3.870%, 02/25/46 (d)	1,000,050	1,032,271

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
CommonBond Student Loan Trust 2019-A-GS, 144A, 2.540%, 01/25/47 (d)	$991,784	$1,017,133
CommonBond Student Loan Trust 2020-A-GS, 144A, 1.980%, 08/25/50 (d)	874,642	887,751
CommonBond Student Loan Trust 2021-A-GS, 144A, 1.200%, 03/25/52 (d)	451,261	450,797
FirstKey Homes 2020-SFR1 Trust, 144A, 1.339%, 09/17/25 (d)	1,198,612	1,200,446
Foundation Finance Trust 2021-1, 144A, 1.270%, 05/15/41 (d)	2,331,188	2,335,976
Loanpal Solar Loan 2021-2 Ltd, 144A, 2.220%, 03/20/48 (d)	704,217	712,635
MASTR Asset Backed Securities Trust 2007-NCW, 1 month LIBOR + 0.600%, 144A, 0.692%, 05/25/37 (b)(d)(e)	1,206,036	1,150,407
Mill City Mortgage Trust 2015-1, 144A, 3.639%, 06/25/56 (d)(e)	1,435,635	1,468,473
Mill City Solar Loan 2019-1, Ltd., 144A, 4.340%, 03/20/43 (d)	637,510	694,247
Mill City Solar Loan 2019-2, Ltd., 144A, 3.690%, 07/20/43 (d)	682,990	726,268
Mosaic Solar Loan Trust 2018-1, 144A, 4.010%, 06/22/43 (d)	964,181	1,041,574
Mosaic Solar Loan Trust 2019-2, 144A, 2.880%, 09/20/40 (d)	532,253	560,371
Mosaic Solar Loan Trust 2020-1, 144A, 2.100%, 04/20/46 (d)	642,143	656,074
Mosaic Solar Loan Trust 2020-2, 144A, 3.000%, 08/20/46 (d)	1,250,000	1,270,094

95	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Mosaic Solar Loan Trust 2020-2, 144A, 1.440%, 08/20/46 (d)	$1,343,317	$1,324,851
Mosaic Solar Loan Trust 2021-1, 144A, 1.510%, 12/20/46 (d)	1,202,615	1,194,467
Mosaic Solar Loans 2017-1 LLC, 144A, 4.450%, 06/20/42 (d)	641,476	700,823
Mosaic Solar Loans 2017-2 LLC, 144A, 3.820%, 06/22/43 (d)	738,992	786,575
Mosaic Solar Loans 2017-2 LLC, 144A, 2.000%, 06/22/43 (d)	877,292	875,074
Mosaic Solar Loans, LLC, 144A, 2.090%, 04/22/47 (d)	750,000	745,107
Progress Residential 2021-SFR1, 144A, 1.052%, 04/17/38 (d)	750,000	737,133
SoFi Professional Loan Program 2015-d, LLC, 144A, 3.590%, 10/26/37 (d)	832,360	839,991
SoFi Professional Loan Program 2017-B, LLC, 144A, 3.700%, 05/25/40 (d)(e)	1,900,000	1,963,770
SoFi Professional Loan Program 2017-D, LLC, 144A, 2.650%, 09/25/40 (d)	406,592	415,485
SoFi Professional Loan Program 2017-E, LLC, 144A, 3.490%, 11/26/40 (d)	750,000	785,913
SoFi Professional Loan Program 2017-F, LLC, 144A, 3.620%, 01/25/41 (d)	1,800,000	1,879,754

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
SoFi Professional Loan Program 2018-B Trust, 144A, 3.830%, 08/25/47 (d)	$500,000	$521,570
SoFi Professional Loan Program 2018-B Trust, 144A, 3.340%, 08/25/47 (d)	1,256,735	1,289,006
Sofi Professional Loan Program 2019-C, LLC, 144A, 2.370%, 11/16/48 (d)	1,724,900	1,761,622
Sunnova Helios II Issuer, LLC 2021-A, 144A, 1.800%, 02/20/48 (d)	479,174	477,340
Sunnova Sol Issuer, LLC, 144A, 3.350%, 02/01/55 (d)	972,128	1,019,666
Sunrun Athena Issuer 2018-1, LLC, 144A, 5.310%, 04/30/49 (d)	943,793	1,057,237
Sunrun Atlas Issuer 2019-2, LLC, 144A, 3.610%, 02/01/55 (d)	962,446	1,028,268
Tesla Auto Lease Trust 2018-B, 144A, 7.870%, 06/20/22 (d)	1,500,000	1,523,705
Tesla Auto Lease Trust 2019-A, 144A, 2.410%, 12/20/22 (d)	1,160,000	1,185,036
Tesla Auto Lease Trust 2019-A, 144A, 5.480%, 05/22/23 (d)	1,000,000	1,049,932
Tesla Auto Lease Trust 2020-A, 144A, 1.680%, 02/20/24 (d)	1,630,000	1,654,595
Tesla Auto Lease Trust 2021-A, 144A, 1.180%, 03/20/25 (d)	750,000	751,331
Towd Point Mortgage Trust 2015-2, 144A, 3.750%, 11/25/57 (d)(e)	1,000,000	1,038,376

SEE NOTES TO FINANCIAL STATEMENTS	96

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Towd Point Mortgage Trust 2015-2, 144A, 3.434%, 11/25/60 (d)(e)	$2,000,000	$2,095,492
Towd Point Mortgage Trust 2017-6, 144A, 3.000%, 10/25/57 (d)(e)	1,000,000	1,055,779
Tricon American Homes 2020-SFR2 Trust, 144A, 1.482%, 11/17/39 (d)	999,018	988,608
TRP - TRIP Rail Master Funding, LLC, 144A, 2.150%, 06/19/51 (d)	1,000,000	1,005,328
TRP 2021, LLC, 144A, 2.070%, 06/19/51 (d)	1,000,000	998,042
Vivint Solar Financing V, LLC, 144A, 4.730%, 04/30/48 (d)	949,690	1,035,933
TOTAL ASSET-BACKED SECURITIES
(Cost $56,596,404)		57,568,174

MORTGAGE-BACKED SECURITIES: 23.7%
Ginnie Mae (Mortgage-Backed): 0.8%
1.550%, 06/16/36	905,363	908,743
3.020%, 09/15/41	1,736,018	1,866,912
2.841%, 09/16/50 (e)	2,000,000	2,069,139
2.856%, 03/16/55 (e)	1,022,343	1,076,052
		5,920,846
Freddie Mac (Mortgage-Backed): 6.7%
4.000%, 06/01/26	1,029,955	1,098,681
2.939%, 04/25/29	3,000,000	3,318,305
0.704%, 04/25/29 (e)	500,000	491,313
2.412%, 08/25/29	2,000,000	2,139,497
1.503%, 09/25/30	651,000	651,779
1.487%, 11/25/30	2,750,000	2,746,271
3.000%, 07/01/33	1,032,183	1,087,414
4.500%, 01/01/34	850,271	915,439
3.500%, 01/01/34	900,684	970,578
3.000%, 12/01/34	1,125,288	1,186,379
4.000%, 10/01/35	1,594,250	1,737,824
2.500%, 11/01/36	2,018,673	2,098,269
3.500%, 01/01/44	1,239,700	1,346,214
3.500%, 02/01/45	1,245,428	1,368,909
3.000%, 06/01/46	1,548,126	1,663,945
3.000%, 01/01/47	1,829,171	1,946,857
4.000%, 08/01/47	551,954	591,912

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed), continued
3.500%, 08/01/47	$1,180,637	$1,251,300
3.500%, 09/01/47	802,622	850,652
3.500%, 10/01/47	1,152,257	1,220,732
3.500%, 12/01/47	825,467	874,241
3.500%, 03/01/48	878,403	928,751
4.000%, 04/01/48	2,139,579	2,296,664
3.500%, 05/01/48	738,374	780,207
3.500%, 06/01/49	880,714	928,551
3.000%, 12/01/49	2,368,151	2,481,200
3.000%, 02/01/50	4,335,602	4,552,739
3.000%, 03/01/50	2,110,285	2,204,959
1 month LIBOR + 3.100%, 3.192%, 03/25/50, 144A (d)(e)	2,000,000	2,033,708
2.500%, 05/01/50	2,034,351	2,108,682
1.318%, 10/25/50, 144A (d)(e)	90,738	90,750
2.000%, 02/01/51	2,942,545	2,981,446
		50,944,168
Fannie Mae (Mortgage-Backed): 14.8%
2.890%, 02/25/27 (e)	2,778,358	3,016,446
3.270%, 09/01/27	2,282,064	2,397,767
2.999%, 01/25/28 (e)	1,900,000	2,090,827
3.436%, 06/25/28 (e)	2,000,000	2,256,078
3.673%, 09/25/28 (e)	2,034,000	2,328,486
3.660%, 01/01/29	1,924,711	2,023,966
2.937%, 04/25/29	2,000,000	2,213,638
1.430%, 12/25/30 (e)	2,700,000	2,677,218
3.500%, 07/01/35	883,147	947,396
2.000%, 03/01/36	2,932,999	3,039,970
4.000%, 03/01/38	1,372,625	1,493,993
3.500%, 09/01/39	842,128	886,827
2.000%, 11/01/40	1,924,795	1,968,148
2.500%, 12/01/40	2,882,182	3,000,671
2.000%, 12/01/40	4,820,541	4,929,120
4.000%, 02/01/41	1,977,786	2,176,565
4.000%, 01/01/42	1,840,302	2,014,696
3.500%, 01/01/43	1,996,786	2,157,759
3.500%, 08/01/45	1,288,715	1,386,146
4.000%, 09/01/45	863,812	940,538
3.500%, 10/01/45	995,726	1,072,774
4.000%, 11/01/45	1,793,810	1,952,245
4.000%, 06/01/46	740,836	800,756
3.000%, 06/01/46	1,698,666	1,774,928
4.000%, 07/01/46	1,044,935	1,142,256

97	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
4.500%, 09/01/46	$1,190,495	$1,332,423
4.000%, 01/01/47	723,023	782,397
4.000%, 05/01/47	1,942,036	2,093,544
4.000%, 06/01/47	1,452,689	1,566,466
3.500%, 06/01/47	1,200,363	1,288,603
3.500%, 08/01/47	523,189	551,426
3.500%, 11/01/47	1,534,104	1,662,897
4.000%, 01/01/48	1,426,441	1,557,130
3.500%, 03/01/48	703,737	743,810
3.500%, 04/01/48	2,382,613	2,600,165
3.500%, 06/01/48	1,550,925	1,675,302
3.000%, 10/01/48	601,028	610,007
3.500%, 07/01/49	857,343	914,147
3.500%, 09/01/49	701,958	739,210
3.000%, 09/01/49	853,136	894,858
3.000%, 10/01/49	1,963,717	2,080,150
3.500%, 02/01/50	1,226,150	1,288,807
4.000%, 03/01/50	2,145,515	2,310,317
3.000%, 03/01/50	1,673,329	1,761,229
2.500%, 03/01/50	2,373,924	2,459,961
2.500%, 08/01/50	2,739,179	2,848,630
2.500%, 09/01/50	2,772,369	2,878,261
2.500%, 09/01/50	4,647,393	4,817,208
2.000%, 10/01/50	3,813,913	3,877,504
3.000%, 11/01/50	1,834,594	1,945,201
2.500%, 11/01/50	2,772,188	2,872,659
1.500%, 11/01/50	2,863,585	2,822,941
2.500%, 12/01/50	4,874,998	5,053,586
2.000%, 12/01/50	1,941,644	1,966,195
2.500%, 01/01/51	1,967,520	2,039,727
2.500%, 05/01/51	1,996,591	2,069,386
		112,793,361
Commercial Mortgage-Backed: 1.4%
Bellemeade Re 2018-1, Ltd., 1 month LIBOR + 1.600%, 144A, 1.692%, 04/25/28 (d)(e)	373,364	373,740
Flagstar Mortgage Trust, 144A, 2.500%, 06/25/40 (d)(e)	1,000,000	1,021,406
Mello Mortgage Capital Acceptance 2021-INV1, 144A, 2.500%, 06/25/51 (d)(e)	1,000,000	1,026,719

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
New Residential Mortgage Loan Trust 2019-2, 144A, 4.250%, 12/25/57 (d)(e)	$1,423,325	$1,501,726
New Residential Mortgage Loan Trust 2019-4, 144A, 3.500%, 12/25/58 (d)(e)	608,254	641,475
New Residential Mortgage Loan Trust 2019-5, 144A, 3.500%, 08/25/59 (d)(e)	880,039	919,425
New Residential Mortgage Loan Trust 2019-RPL3, 144A, 2.750%, 07/25/59 (d)(e)	1,758,233	1,835,072
Radnor RE 2018-1, Ltd., 1 month LIBOR + 1.400%, 144A, 1.492%, 03/25/28 (d)(e)	117,756	117,786
Sequoia Mortgage Trust 2018-CH1, 144A, 4.000%, 02/25/48 (d)(e)	256,480	260,122
Sequoia Mortgage Trust 2021-4, 144A, 2.500%, 06/25/51 (d)(e)	1,992,706	2,040,723
SLG Office Trust 2021-OVA, 144A, 2.585%, 07/15/41 (d)	750,000	784,420
		10,522,614
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $176,593,667)		180,180,989

TOTAL BONDS
(Cost $734,102,149)		752,100,946

CERTIFICATES OF DEPOSIT: 0.1%
Community Credit Union of Lynn, 2.200%, 11/29/22 (b)	250,000	257,338
Self-Help Federal Credit Union, 1.900%, 12/20/21 (b)	250,000	252,240
TOTAL CERTIFICATES OF DEPOSIT
(Cost $500,000)		509,578

SEE NOTES TO FINANCIAL STATEMENTS	98

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 1.5%
State Street Institutional U.S. Government Money Market Fund, 0.030% (g)(h)	11,320,745	$11,320,745
(Cost $11,320,745)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.020% (g)(h)	10,072,736	10,072,736
(Cost $10,072,736)

TOTAL INVESTMENTS: 101.5%
(Cost $755,995,630)		774,004,005

PAYABLE UPON RETURN OF SECURITIES LOANED (NET): -1.3%		(10,072,736)

OTHER ASSETS AND LIABILITIES — (NET): -0.2%		(1,612,416)

NET ASSETS: 100.0%		$762,318,853

(a)	Rounds to less than 0.05%.
(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(e)	Rate shown reflects the accrual rate as of June 30, 2021 on securities with variable or step rates.
(f)	Security of partial position of this security was on loan as of June 30, 2021. The total market value of securities on loan as of June 30, 2021 was $10,325,585.
(g)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(h)	Premier Class shares

LIBOR-London Inter-bank Offered Rate. Interest rate shown reflects rates in effect as of June 30, 2021.

LP - Limited Partnership

TIPS - Treasury Inflation-Protected Securities

99	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.0%
Health Care: 0.0%
Interactive Health, Inc. (a)(b)(c)	706	$0

TOTAL COMMON STOCKS
(Cost $178,981)		0

PREFERRED STOCKS: 0.5%
Health Care: 0.3%
Avantor, Inc., 6.250%	20,000	2,191,200
Interactive Health, Inc., 0.000% (a)(b)(c)	1,412	0
		2,191,200
Leisure: 0.2%
RLJ Lodging Trust, REIT, 1.950%	40,000	1,142,400

TOTAL PREFERRED STOCKS
(Cost $2,381,940)		3,333,600

BONDS: 96.4%
Community Investment Notes: 0.1%
CINI Investment Note, 2.000%, 09/30/23 (b)	$500,813	500,813
(Cost $500,813)

CORPORATE BONDS: 94.5%
Automotive: 4.6%
Allison Transmission, Inc., 144A, 4.750%, 10/01/27 (d)	2,575,000	2,682,854
Allison Transmission, Inc., 144A, 5.875%, 06/01/29 (d)	1,025,000	1,124,425
Allison Transmission, Inc., 144A, 3.750%, 01/30/31 (d)	1,025,000	1,008,723
Ford Motor Co., 8.500%, 04/21/23	2,075,000	2,318,190
Ford Motor Co., 9.000%, 04/22/25	3,100,000	3,825,849
Ford Motor Co., 4.750%, 01/15/43	1,025,000	1,090,344
Ford Motor Credit Co., LLC, 4.250%, 09/20/22	1,025,000	1,061,172

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Automotive, continued
Ford Motor Credit Co., LLC, 3.810%, 01/09/24	$1,025,000	$1,073,908
Ford Motor Credit Co., LLC, 3.664%, 09/08/24	2,075,000	2,180,939
Ford Motor Credit Co., LLC, 5.125%, 06/16/25	3,100,000	3,417,750
Ford Motor Credit Co., LLC, 4.000%, 11/13/30	1,025,000	1,074,969
Gates Global, LLC/Corp., 144A, 6.250%, 01/15/26 (d)	2,075,000	2,180,597
IHO Verwaltungs GmbH, 144A, 4.750%, 09/15/26 (d)	2,075,000	2,126,398
IHO Verwaltungs GmbH, 144A, 6.000%, 05/15/27 (d)	1,025,000	1,077,331
IHO Verwaltungs GmbH, 144A, 6.375%, 05/15/29 (d)	1,025,000	1,121,785
Meritor, Inc., 144A, 6.250%, 06/01/25 (d)	1,025,000	1,093,147
Meritor, Inc., 144A, 4.500%, 12/15/28 (d)	1,025,000	1,041,144
		29,499,525
Banking: 0.6%
Ally Financial, Inc., 5.750%, 11/20/25	3,100,000	3,563,862

Basic Industry: 10.5%
Advanced Drainage Systems, Inc., 144A, 5.000%, 09/30/27 (d)	2,075,000	2,161,341
Alcoa Nederland Holding BV, 144A, 7.000%, 09/30/26 (d)	1,025,000	1,072,406
Alcoa Nederland Holding BV, 144A, 6.125%, 05/15/28 (d)	3,100,000	3,396,205
Alcoa Nederland Holding BV, 144A, 4.125%, 03/31/29 (d)	1,025,000	1,070,546

SEE NOTES TO FINANCIAL STATEMENTS	100

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
BCPE Ulysses Intermediate, Inc., 144A, 7.750%, 04/01/27 (d)	$1,025,000	$1,052,024
Big River Steel, LLC/BRS Finance Corp., 144A, 6.625%, 01/31/29 (d)	2,075,000	2,292,491
Carpenter Technology Corp., 6.375%, 07/15/28	2,075,000	2,279,608
Cleveland-Cliffs, Inc., 144A, 9.875%, 10/17/25 (d)	662,000	776,698
Cleveland-Cliffs, Inc., 144A, 6.750%, 03/15/26 (d)	500,000	540,000
CVR Partners, LP/CVR Nitrogen Finance Corp., 144A, 6.125%, 06/15/28 (d)	2,075,000	2,129,469
FXI Holdings, Inc., 144A, 7.875%, 11/01/24 (d)	1,008,000	1,043,925
FXI Holdings, Inc., 144A, 12.250%, 11/15/26 (d)	1,025,000	1,183,409
GPD Cos., Inc., 144A, 10.125%, 04/01/26 (d)	3,100,000	3,390,207
GYP Holdings III Corp., 144A, 4.625%, 05/01/29 (d)	2,075,000	2,088,819
Ingevity Corp., 144A, 4.500%, 02/01/26 (d)	1,550,000	1,582,333
Ingevity Corp., 144A, 3.875%, 11/01/28 (d)	1,800,000	1,788,822
Interface, Inc., 144A, 5.500%, 12/01/28 (d)	2,900,000	3,039,200
Koppers, Inc., 144A, 6.000%, 02/15/25 (d)	3,100,000	3,210,097
LBM Acquisition, LLC, 144A, 6.250%, 01/15/29 (d)	2,575,000	2,598,046
Mercer International, Inc., 5.500%, 01/15/26	1,025,000	1,054,464
Mercer International, Inc., 144A, 5.125%, 02/01/29 (d)	2,575,000	2,652,894
Novelis Corp., 144A, 5.875%, 09/30/26 (d)	1,500,000	1,562,257

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
Novelis Corp., 144A, 4.750%, 01/30/30 (d)	$1,025,000	$1,077,531
Shea Homes, LP/Funding Corp., 144A, 4.750%, 02/15/28 (d)	1,025,000	1,056,585
Shea Homes, LP/Funding Corp., 144A, 4.750%, 04/01/29 (d)	1,025,000	1,056,524
SPCM SA, 144A, 4.875%, 09/15/25 (d)	1,150,000	1,185,276
Standard Industries, Inc., 144A, 5.000%, 02/15/27 (d)	5,175,000	5,365,827
Standard Industries, Inc., 144A, 4.375%, 07/15/30 (d)	1,025,000	1,060,060
Taseko Mines, Ltd., 144A, 7.000%, 02/15/26 (d)	1,025,000	1,069,844
Taylor Morrison Communities, Inc./Holdings II, Inc., 144A, 5.625%, 03/01/24 (d)	1,600,000	1,738,992
Univar Solutions USA, Inc., 144A, 5.125%, 12/01/27 (d)	4,125,000	4,349,854
USG Corp., 144A, 4.875%, 06/01/27 (d)	3,500,000	3,475,938
Venator Finance Sarl/Materials, LLC, 144A, 9.500%, 07/01/25 (d)	1,550,000	1,747,764
White Cap Buyer, LLC, 144A, 6.875%, 10/15/28 (d)	1,800,000	1,928,943
		67,078,399
Capital Goods: 6.7%
ARD Finance SA, 144A, 6.500%, 06/30/27 (d)	1,550,000	1,630,724
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 3.250%, 09/01/28 (d)	1,025,000	1,025,618

101	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Capital Goods, continued
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 4.000%, 09/01/29 (d)	$2,075,000	$2,063,328
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 4.125%, 08/15/26 (d)	1,025,000	1,059,681
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 5.250%, 08/15/27 (d)	3,100,000	3,166,123
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/28 (d)	2,075,000	2,131,430
Canpack SA/Eastern PA Land Investment Holding, LLC, 144A, 3.125%, 11/01/25 (d)	1,800,000	1,833,840
GrafTech Finance, Inc., 144A, 4.625%, 12/15/28 (d)	3,100,000	3,192,055
Howmet Aerospace, Inc., 5.900%, 02/01/27	1,025,000	1,200,060
Howmet Aerospace, Inc., 6.750%, 01/15/28	1,025,000	1,240,593
Howmet Aerospace, Inc., 5.950%, 02/01/37	1,000,000	1,211,430
Madison IAQ, LLC, 144A, 5.875%, 06/30/29 (d)	2,000,000	2,037,500
MajorDrive Holdings IV, LLC, 144A, 6.375%, 06/01/29 (d)	2,075,000	2,072,406
Manitowoc Co, Inc., The, 144A, 9.000%, 04/01/26 (d)	3,100,000	3,375,203
Mueller Water Products, Inc., 144A, 4.000%, 06/15/29 (d)	1,850,000	1,903,409
OI European Group BV, 144A, 4.000%, 03/15/23 (d)	1,550,000	1,605,529

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Capital Goods, continued
Owens-Brockway Glass Container, Inc., 144A, 6.375%, 08/15/25 (d)	$1,025,000	$1,139,672
Owens-Brockway Glass Container, Inc., 144A, 6.625%, 05/13/27 (d)	2,575,000	2,811,900
Terex Corp., 144A, 5.000%, 05/15/29 (d)	2,075,000	2,165,781
TK Elevator US Newco, Inc., 144A, 5.250%, 07/15/27 (d)	2,075,000	2,189,125
Vertical Holdco GmbH, 144A, 7.625%, 07/15/28 (d)	1,025,000	1,112,894
WASH Multifamily Acquisition, Inc., 144A, 5.750%, 04/15/26 (d)	2,075,000	2,169,101
		42,337,402
Consumer Goods: 7.0%
Del Monte Foods, Inc., 144A, 11.875%, 05/15/25 (d)	3,100,000	3,537,875
Kraft Heinz Foods Co., 4.250%, 03/01/31	2,075,000	2,361,962
Kraft Heinz Foods Co., 5.000%, 06/04/42	1,025,000	1,253,334
Kraft Heinz Foods Co., 4.375%, 06/01/46	5,175,000	5,870,455
Land O’ Lakes, Inc., 144A, 7.000%, 09/18/28 (d)	1,760,000	1,823,800
Mattel, Inc., 144A, 3.375%, 04/01/26 (d)	1,550,000	1,610,078
Mattel, Inc., 144A, 3.750%, 04/01/29 (d)	1,025,000	1,067,450
Mattel, Inc., 5.450%, 11/01/41	1,025,000	1,185,038
Natura Cosmeticos SA, 144A, 4.125%, 05/03/28 (d)	3,600,000	3,694,500
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (d)	1,500,000	1,506,307

SEE NOTES TO FINANCIAL STATEMENTS	102

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Goods, continued
Performance Food Group, Inc., 144A, 5.500%, 10/15/27 (d)	$2,075,000	$2,186,791
Post Holdings, Inc., 144A, 5.750%, 03/01/27 (d)	2,075,000	2,173,563
Post Holdings, Inc., 144A, 5.500%, 12/15/29 (d)	3,100,000	3,331,524
Post Holdings, Inc., 144A, 4.500%, 09/15/31 (d)	1,025,000	1,024,026
Prestige Brands, Inc., 144A, 5.125%, 01/15/28 (d)	2,075,000	2,207,012
Primo Water Holdings, Inc., 144A, 4.375%, 04/30/29 (d)	1,025,000	1,026,281
Spectrum Brands, Inc., 144A, 5.000%, 10/01/29 (d)	1,025,000	1,089,549
Spectrum Brands, Inc., 144A, 5.500%, 07/15/30 (d)	1,025,000	1,108,384
Spectrum Brands, Inc., 144A, 3.875%, 03/15/31 (d)	1,025,000	1,010,706
United Natural Foods, Inc., 144A, 6.750%, 10/15/28 (d)	2,075,000	2,237,244
US Foods, Inc., 144A, 6.250%, 04/15/25 (d)	1,025,000	1,089,063
US Foods, Inc., 144A, 4.750%, 02/15/29 (d)	1,025,000	1,046,827
Victoria’s Secret & Co., 144A, 4.625%, 07/15/29 (d)	850,000	850,000
		44,291,769
Financial Services: 2.9%
HAT Holdings I ,LLC/HAT Holdings II, LLC, 144A, 3.375%, 06/15/26 (d)	2,550,000	2,572,312
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 6.000%, 04/15/25 (d)	3,100,000	3,276,871

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financial Services, continued
New Residential Investment Corp., 144A, 6.250%, 10/15/25 (d)	$2,075,000	$2,081,121
OneMain Finance Corp., 6.875%, 03/15/25	500,000	564,925
OneMain Finance Corp., 7.125%, 03/15/26	1,025,000	1,195,109
OneMain Finance Corp., 3.500%, 01/15/27	1,000,000	1,008,750
OneMain Finance Corp., 6.625%, 01/15/28	1,025,000	1,178,576
OneMain Finance Corp., 5.375%, 11/15/29	2,075,000	2,261,210
Paysafe Finance, PLC/Paysafe Holdings US Corp., 144A, 4.000%, 06/15/29 (d)	2,075,000	2,051,656
PennyMac Financial Services, Inc., 144A, 5.375%, 10/15/25 (d)	1,025,000	1,081,852
PennyMac Financial Services, Inc., 144A, 4.250%, 02/15/29 (d)	1,025,000	988,951
		18,261,333
Health Care: 10.3%
AdaptHealth, LLC, 144A, 6.125%, 08/01/28 (d)	2,075,000	2,212,355
AdaptHealth, LLC, 144A, 4.625%, 08/01/29 (d)	1,025,000	1,040,447
Akumin, Inc., 144A, 7.000%, 11/01/25 (d)	2,075,000	2,160,324
Avantor Funding, Inc., 144A, 4.625%, 07/15/28 (d)	6,200,000	6,553,524
Centene Corp., 144A, 5.375%, 06/01/26 (d)	2,000,000	2,090,040
Centene Corp., 4.250%, 12/15/27	1,025,000	1,081,375
Centene Corp., 4.625%, 12/15/29	3,100,000	3,413,162
Centene Corp., 3.375%, 02/15/30	500,000	523,177
Centene Corp., 3.000%, 10/15/30	2,075,000	2,134,200

103	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Cheplapharm Arzneimittel GmbH, 144A, 5.500%, 01/15/28 (d)	$3,100,000	$3,181,375
DaVita, Inc., 144A, 4.625%, 06/01/30 (d)	3,100,000	3,185,901
Encompass Health Corp., 4.500%, 02/01/28	500,000	519,447
Encompass Health Corp., 4.750%, 02/01/30	2,575,000	2,739,517
Endo Dac/Endo Finance, LLC/Endo Finco, Inc., 144A, 9.500%, 07/31/27 (d)	1,547,000	1,579,897
HCA, Inc., 5.375%, 02/01/25	1,550,000	1,750,337
HCA, Inc., 5.875%, 02/15/26	1,025,000	1,188,206
IQVIA, Inc., 144A, 5.000%, 05/15/27 (d)	4,125,000	4,333,147
Jaguar Holding Co. II/PPD Development, LP, 144A, 4.625%, 06/15/25 (d)	500,000	526,000
Jaguar Holding Co. II/PPD Development, LP, 144A, 5.000%, 06/15/28 (d)	2,075,000	2,253,284
Jazz Securities DAC, 144A, 4.375%, 01/15/29 (d)	2,075,000	2,153,954
ModivCare, Inc., 144A, 5.875%, 11/15/25 (d)	2,075,000	2,225,655
MPT Operating Partnership, LP/Finance Corp., 5.000%, 10/15/27	2,575,000	2,727,569
MPT Operating Partnership, LP/Finance Corp., 4.625%, 08/01/29	1,025,000	1,100,225
Organon & Co./Foreign Debt Co-Issuer BV, 144A, 4.125%, 04/30/28 (d)	3,100,000	3,165,255
Organon & Co./Foreign Debt Co-Issuer BV, 144A, 5.125%, 04/30/31 (d)	2,075,000	2,140,259
Par Pharmaceutical, Inc., 144A, 7.500%, 04/01/27 (d)	715,000	732,042

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Tenet Healthcare Corp., 144A, 5.125%, 11/01/27 (d)	$3,975,000	$4,173,889
Tenet Healthcare Corp., 144A, 6.125%, 10/01/28 (d)	1,475,000	1,577,734
Vizient, Inc., 144A, 6.250%, 05/15/27 (d)	3,100,000	3,277,661
		65,739,958
Insurance: 0.5%
GTCR AP Finance, Inc., 144A, 8.000%, 05/15/27 (d)	3,100,000	3,312,334

Leisure: 2.5%
Boyne USA, Inc., 144A, 4.750%, 05/15/29 (d)	2,075,000	2,146,826
Caesars Resort Collection, LLC/CRC Finco, Inc., 144A, 5.750%, 07/01/25 (d)	3,100,000	3,270,500
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25 (d)	950,000	968,857
FelCor Lodging, LP, 6.000%, 06/01/25	2,000,000	2,050,040
MGM Resorts International, 6.750%, 05/01/25	1,025,000	1,099,277
MGM Resorts International, 5.500%, 04/15/27	2,075,000	2,283,434
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 144A, 4.875%, 05/15/29 (d)	2,075,000	2,149,077
Viking Ocean Cruises Ship VII, Ltd., 144A, 5.625%, 02/15/29 (d)	2,075,000	2,101,135
		16,069,146
Media: 15.2%
Altice Financing SA, 144A, 7.500%, 05/15/26 (d)	2,000,000	2,085,100

SEE NOTES TO FINANCIAL STATEMENTS	104

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Altice France Holding SA, 144A, 10.500%, 05/15/27 (d)	$3,100,000	$3,448,796
Altice France Holding SA, 144A, 6.000%, 02/15/28 (d)	1,025,000	1,018,448
Altice France SA, 144A, 7.375%, 05/01/26 (d)	1,124,000	1,170,286
Altice France SA, 144A, 8.125%, 02/01/27 (d)	500,000	545,375
Altice France SA, 144A, 5.500%, 01/15/28 (d)	3,100,000	3,220,745
Altice France SA, 144A, 5.125%, 07/15/29 (d)	1,800,000	1,811,070
CCO Holdings, LLC/Capital Corp., 144A, 5.750%, 02/15/26 (d)	498,000	515,881
CCO Holdings, LLC/Capital Corp., 144A, 5.125%, 05/01/27 (d)	1,025,000	1,076,404
CCO Holdings, LLC/Capital Corp., 144A, 5.375%, 06/01/29 (d)	3,100,000	3,392,485
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (d)	5,175,000	5,472,562
CCO Holdings, LLC/Capital Corp., 4.500%, 05/01/32	1,025,000	1,065,708
Cimpress, PLC, 144A, 7.000%, 06/15/26 (d)	2,075,000	2,190,152
Clarivate Science Holdings Corp., 144A, 3.875%, 06/30/28 (d)	1,900,000	1,911,989
Clear Channel International BV, 144A, 6.625%, 08/01/25 (d)	2,075,000	2,187,756
Clear Channel Outdoor Holdings, Inc., 144A, 7.750%, 04/15/28 (d)	1,550,000	1,625,648
CSC Holdings, LLC, 144A, 7.500%, 04/01/28 (d)	2,075,000	2,283,465
CSC Holdings, LLC, 144A, 5.750%, 01/15/30 (d)	2,575,000	2,678,000

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
CSC Holdings, LLC, 144A, 4.625%, 12/01/30 (d)	$3,075,000	$3,020,757
CSC Holdings, LLC, 144A, 4.125%, 12/01/30 (d)	1,025,000	1,021,705
DISH DBS Corp., 5.875%, 11/15/24	3,100,000	3,332,500
DISH DBS Corp., 7.375%, 07/01/28	1,025,000	1,104,315
DISH DBS Corp., 144A, 5.125%, 06/01/29 (d)	1,025,000	1,014,314
iHeartCommunications, Inc., 8.375%, 05/01/27	1,550,000	1,662,391
iHeartCommunications, Inc., 144A, 5.250%, 08/15/27 (d)	3,100,000	3,246,940
iHeartCommunications, Inc., 144A, 4.750%, 01/15/28 (d)	1,025,000	1,058,092
Lamar Media Corp., 3.750%, 02/15/28	1,025,000	1,044,444
Lamar Media Corp., 4.000%, 02/15/30	1,550,000	1,572,956
LCPR Senior Secured Financing DAC, 144A, 6.750%, 10/15/27 (d)	1,550,000	1,674,356
LCPR Senior Secured Financing DAC, 144A, 5.125%, 07/15/29 (d)	1,550,000	1,604,002
MDC Partners, Inc., 144A, 7.500%, 05/01/24 (d)(e)	2,575,000	2,610,406
Netflix, Inc., 144A, 3.625%, 06/15/25 (d)	1,025,000	1,103,843
Netflix, Inc., 4.875%, 04/15/28	2,575,000	2,993,515
Nexstar Broadcasting, Inc., 144A, 5.625%, 07/15/27 (d)	2,575,000	2,732,719
Nexstar Broadcasting, Inc., 144A, 4.750%, 11/01/28 (d)	1,550,000	1,594,562
Nielsen Finance, LLC/Co., 144A, 5.625%, 10/01/28 (d)	3,100,000	3,279,847

105	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Nielsen Finance, LLC/Co., 144A, 4.500%, 07/15/29 (d)	$1,750,000	$1,758,750
Nielsen Finance, LLC/Co., 144A, 5.875%, 10/01/30 (d)	1,025,000	1,118,248
Sirius XM Radio, Inc., 144A, 5.000%, 08/01/27 (d)	500,000	525,062
Sirius XM Radio, Inc., 144A, 4.000%, 07/15/28 (d)	875,000	903,271
Sirius XM Radio, Inc., 144A, 5.500%, 07/01/29 (d)	2,075,000	2,263,721
Sirius XM Radio, Inc., 144A, 4.125%, 07/01/30 (d)	1,025,000	1,040,308
TEGNA, Inc., 5.000%, 09/15/29	3,100,000	3,252,488
Univision Communications, Inc., 144A, 4.500%, 05/01/29 (d)	2,075,000	2,095,356
Urban One, Inc., 144A, 7.375%, 02/01/28 (d)	1,000,000	1,081,265
Virgin Media Finance, PLC, 144A, 5.000%, 07/15/30 (d)	2,075,000	2,088,135
Virgin Media Secured Finance, PLC, 144A, 5.500%, 08/15/26 (d)	1,000,000	1,034,500
Virgin Media Secured Finance, PLC, 144A, 5.500%, 05/15/29 (d)	1,550,000	1,667,722
Vmed O2 UK Financing I, PLC, 144A, 4.750%, 07/15/31 (d)	2,000,000	2,035,000
VTR Comunicaciones SpA, 144A, 5.125%, 01/15/28 (d)	1,378,000	1,445,736
VTR Finance NV, 144A, 6.375%, 07/15/28 (d)	1,025,000	1,090,175
		96,771,271
Real Estate: 1.5%
Diversified Healthcare Trust, 9.750%, 06/15/25	2,075,000	2,300,791

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Real Estate, continued
Diversified Healthcare Trust, 4.375%, 03/01/31	$3,100,000	$2,974,450
Five Point Operating Co., LP/Capital Corp., 144A, 7.875%, 11/15/25 (d)	2,075,000	2,197,135
Kennedy-Wilson, Inc., 4.750%, 03/01/29	1,025,000	1,057,226
Kennedy-Wilson, Inc., 5.000%, 03/01/31	1,025,000	1,055,750
		9,585,352
Retail: 6.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (d)	3,100,000	3,245,545
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 5.875%, 02/15/28 (d)	2,075,000	2,238,946
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 3.500%, 03/15/29 (d)	2,075,000	2,054,250
Carvana Co., 144A, 5.625%, 10/01/25 (d)	1,550,000	1,615,495
Carvana Co., 144A, 5.500%, 04/15/27 (d)	500,000	518,235
Crocs, Inc., 144A, 4.250%, 03/15/29 (d)	3,075,000	3,144,633
Fresh Market, Inc., The, 144A, 9.750%, 05/01/23 (d)	2,775,000	2,855,267
Macy’s Retail Holdings, LLC, 3.625%, 06/01/24	2,075,000	2,133,100
Macy’s Retail Holdings, LLC, 144A, 5.875%, 04/01/29 (d)	2,075,000	2,234,173
Michaels Cos., Inc., The, 144A, 5.250%, 05/01/28 (d)	2,575,000	2,644,989

SEE NOTES TO FINANCIAL STATEMENTS	106

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Retail, continued
Michaels Cos., Inc., The, 144A, 7.875%, 05/01/29 (d)	$2,075,000	$2,142,438
New Albertsons, LP, 7.750%, 06/15/26	1,025,000	1,177,274
NMG Holding Co., Inc./Neiman Marcus Group, LLC, 144A, 7.125%, 04/01/26 (d)	3,100,000	3,305,375
PetSmart, Inc./Finance Corp., 144A, 4.750%, 02/15/28 (d)	2,575,000	2,678,000
PetSmart, Inc./Finance Corp., 144A, 7.750%, 02/15/29 (d)	2,075,000	2,284,617
Safeway, Inc., 7.250%, 02/01/31	2,075,000	2,433,124
Sally Holdings, LLC/Capital, Inc., 144A, 8.750%, 04/30/25 (d)	1,025,000	1,123,656
Sally Holdings, LLC/Capital, Inc., 5.625%, 12/01/25	2,000,000	2,067,500
SEG Holding, LLC/Finance Corp., 144A, 5.625%, 10/15/28 (d)	3,625,000	3,811,506
		43,708,123
Services: 7.3%
CoreLogic, Inc., 144A, 4.500%, 05/01/28 (d)	2,075,000	2,059,437
Diebold Nixdorf, Inc., 8.500%, 04/15/24	1,550,000	1,588,750
Diebold Nixdorf, Inc., 144A, 9.375%, 07/15/25 (d)	2,575,000	2,863,233
Dun & Bradstreet Corp., The, 144A, 10.250%, 02/15/27 (d)	1,025,000	1,135,526
Dycom Industries, Inc., 144A, 4.500%, 04/15/29 (d)	3,075,000	3,105,612
GFL Environmental, Inc., 144A, 5.125%, 12/15/26 (d)	2,075,000	2,201,533

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
GFL Environmental, Inc., 144A, 4.000%, 08/01/28 (d)	$1,025,000	$1,014,058
GFL Environmental, Inc., 144A, 3.500%, 09/01/28 (d)	1,025,000	1,023,878
Harsco Corp., 144A, 5.750%, 07/31/27 (d)	2,075,000	2,188,170
Iron Mountain, Inc., 144A, 5.000%, 07/15/28 (d)	1,025,000	1,064,155
Iron Mountain, Inc., 144A, 4.875%, 09/15/29 (d)	2,575,000	2,661,520
KAR Auction Services, Inc., 144A, 5.125%, 06/01/25 (d)	2,075,000	2,131,959
Maxim Crane Works Holdings Capital, LLC, 144A, 10.125%, 08/01/24 (d)	2,500,000	2,581,350
NESCO Holdings II, Inc., 144A, 5.500%, 04/15/29 (d)	1,025,000	1,071,125
Picasso Finance Sub, Inc., 144A, 6.125%, 06/15/25 (d)	1,670,000	1,768,948
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 5.750%, 04/15/26 (d)	1,550,000	1,716,315
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 6.250%, 01/15/28 (d)	3,100,000	3,301,562
Staples, Inc., 144A, 7.500%, 04/15/26 (d)	2,575,000	2,674,820
Staples, Inc., 144A, 10.750%, 04/15/27 (d)	2,075,000	2,115,618
United Rentals North America, Inc., 5.250%, 01/15/30	1,575,000	1,727,334
Williams Scotsman International, Inc., 144A, 4.625%, 08/15/28 (d)	3,100,000	3,207,570

107	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
WW International, Inc., 144A, 4.500%, 04/15/29 (d)	$3,075,000	$3,102,229
		46,304,702
Technology & Electronics: 8.4%
Ahead DB Holdings, LLC, 144A, 6.625%, 05/01/28 (d)	2,075,000	2,153,248
Arches Buyer, Inc., 144A, 4.250%, 06/01/28 (d)	1,025,000	1,014,929
Arches Buyer, Inc., 144A, 6.125%, 12/01/28 (d)	1,025,000	1,057,836
Camelot Finance SA, 144A, 4.500%, 11/01/26 (d)	2,075,000	2,177,878
Cars.com, Inc., 144A, 6.375%, 11/01/28 (d)	3,100,000	3,310,521
Castle US Holding Corp., 144A, 9.500%, 02/15/28 (d)	2,075,000	2,172,421
CommScope, Inc., 144A, 8.250%, 03/01/27 (d)	1,025,000	1,096,801
CommScope, Inc., 144A, 7.125%, 07/01/28 (d)	1,550,000	1,681,921
Endure Digital, Inc., 144A, 6.000%, 02/15/29 (d)	1,075,000	1,065,760
Gartner, Inc., 144A, 4.500%, 07/01/28 (d)	3,100,000	3,278,049
Gartner, Inc., 144A, 3.625%, 06/15/29 (d)	1,000,000	1,016,250
Imola Merger Corp., 144A, 4.750%, 05/15/29 (d)	2,075,000	2,137,250
LogMeIn, Inc., 144A, 5.500%, 09/01/27 (d)	2,575,000	2,670,403
Microchip Technology, Inc., 4.250%, 09/01/25	2,075,000	2,179,331
MSCI, Inc., 144A, 4.000%, 11/15/29 (d)	2,075,000	2,190,017
MSCI, Inc., 144A, 3.875%, 02/15/31 (d)	1,025,000	1,065,072
NCR Corp., 144A, 5.125%, 04/15/29 (d)	3,625,000	3,742,813
Nokia Oyj, 6.625%, 05/15/39	1,400,000	1,816,045

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Technology & Electronics, continued
Plantronics, Inc., 144A, 4.750%, 03/01/29 (d)	$2,075,000	$2,062,592
Rackspace Technology Global, Inc., 144A, 5.375%, 12/01/28 (d)	3,100,000	3,185,250
Square, Inc., 144A, 2.750%, 06/01/26 (d)	1,025,000	1,044,219
Square, Inc., 144A, 3.500%, 06/01/31 (d)	500,000	505,000
Twilio, Inc., 3.625%, 03/15/29	750,000	765,938
Twilio, Inc., 3.875%, 03/15/31	750,000	770,625
Unisys Corp., 144A, 6.875%, 11/01/27 (d)	3,100,000	3,391,943
Veritas US, Inc./Bermuda, Ltd., 144A, 10.500%, 02/01/24 (d)	1,500,000	1,545,593
Veritas US, Inc./Bermuda, Ltd., 144A, 7.500%, 09/01/25 (d)	2,500,000	2,610,075
ZoomInfo Technologies, LLC/Finance Corp., 144A, 3.875%, 02/01/29 (d)	1,550,000	1,542,614
		53,250,394
Telecommunications: 7.3%
C&W Senior Financing DAC, 144A, 7.500%, 10/15/26 (d)	1,025,000	1,079,750
Consolidated Communications, Inc., 144A, 6.500%, 10/01/28 (d)	2,075,000	2,236,342
Digicel Group Holdings, Ltd., 10.000%, 04/01/24	1,075,000	1,048,070
Digicel International Finance, Ltd./Holdings, Ltd., 144A, 8.750%, 05/25/24 (d)	1,000,000	1,045,135
Embarq Corp., 7.995%, 06/01/36	1,025,000	1,163,273
Frontier Communications Corp., 144A, 5.000%, 05/01/28 (d)	1,550,000	1,604,374

SEE NOTES TO FINANCIAL STATEMENTS	108

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Frontier Communications Corp., 144A, 6.750%, 05/01/29 (d)	$1,550,000	$1,651,169
Level 3 Financing, Inc., 144A, 4.625%, 09/15/27 (d)	2,075,000	2,160,002
Ligado Networks, LLC, 144A, 15.500%, 11/01/23 (d)	2,236,888	2,153,086
Lumen Technologies, Inc., 6.750%, 12/01/23	1,025,000	1,137,986
Lumen Technologies, Inc., 144A, 5.125%, 12/15/26 (d)	2,075,000	2,160,438
Sable International Finance, Ltd., 144A, 5.750%, 09/07/27 (d)	2,075,000	2,186,333
Sprint Capital Corp., 6.875%, 11/15/28	1,025,000	1,315,844
Sprint Capital Corp., 8.750%, 03/15/32	1,550,000	2,357,937
Sprint Corp., 7.875%, 09/15/23	500,000	568,663
Sprint Corp., 7.125%, 06/15/24	3,100,000	3,580,500
Switch, Ltd., 144A, 4.125%, 06/15/29 (d)	2,325,000	2,388,938
Telecom Italia Capital SA, 7.200%, 07/18/36	1,550,000	2,006,785
Telecom Italia SpA, 144A, 5.303%, 05/30/24 (d)	2,075,000	2,276,431
T-Mobile USA, Inc., 2.625%, 04/15/26	825,000	845,613
T-Mobile USA, Inc., 4.750%, 02/01/28	3,100,000	3,324,750
Uniti Group, LP/Fiber Holdings, Inc./CSL Capital, LLC, 144A, 7.125%, 12/15/24 (d)	1,025,000	1,060,875
Uniti Group, LP/Fiber Holdings, Inc./CSL Capital, LLC, 144A, 7.875%, 02/15/25 (d)	1,550,000	1,660,252

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Uniti Group, LP/Finance, Inc./CSL Capital, LLC, 144A, 4.750%, 04/15/28 (d)	$1,025,000	$1,025,523
Uniti Group, LP/Finance, Inc./CSL Capital, LLC, 144A, 6.500%, 02/15/29 (d)	2,075,000	2,083,082
Zayo Group Holdings, Inc., 144A, 4.000%, 03/01/27 (d)	2,575,000	2,560,503
		46,681,654
Transportation: 0.5%
Delta Air Lines, Inc., 144A, 7.000%, 05/01/25 (d)	1,025,000	1,197,324
Great Lakes Dredge & Dock Corp., 144A, 5.250%, 06/01/29 (d)	2,075,000	2,143,268
		3,340,592
Utility: 1.8%
Clearway Energy Operating, LLC, 144A, 4.750%, 03/15/28 (d)	2,075,000	2,179,186
Clearway Energy Operating, LLC, 144A, 3.750%, 02/15/31 (d)	1,025,000	1,021,254
Leeward Renewable Energy Operations, LLC, 144A, 4.250%, 07/01/29 (d)	1,725,000	1,755,187
Pattern Energy Operations, LP/Inc., 144A, 4.500%, 08/15/28 (d)	2,075,000	2,153,228
TerraForm Power Operating, LLC, 144A, 5.000%, 01/31/28 (d)	1,025,000	1,088,335
TerraForm Power Operating, LLC, 144A, 4.750%, 01/15/30 (d)	1,025,000	1,051,824
Topaz Solar Farms, LLC, 144A, 5.750%, 09/30/39 (d)	1,893,139	2,200,124
		11,449,138
TOTAL CORPORATE BONDS
(Cost $582,417,690)		601,244,954

109	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
LOANS: 1.8%
Consumer Goods: 0.6%
AI Aqua Debt Merger Sub, Inc., aka Culligan, 1 month LIBOR + 4.000%, 4.500%, 07/31/28 (e)	$1,777,778	$1,784,444
AI Aqua Debt Merger Sub, Inc., aka Culligan, 1 month LIBOR + 4.000%, 4.500%, 07/31/28 (e)	222,222	223,056
Whole Earth Brands, Inc., 3 month LIBOR + 4.500%, 5.500%, 02/05/28 (e)	1,995,000	1,991,259
		3,998,759
Services: 0.1%
Cengage Learning, Inc., 1 month LIBOR + 4.750%, 5.750%, 06/29/26 (e)	425,000	426,065

Telecommunications: 0.2%
Digicel International Finance, Ltd., 3 month LIBOR + 3.250%, 3.426%, 05/28/24 (e)	1,000,000	961,880

Transportation: 0.9%
Mileage Plus Holdings, LLC, aka United Air, 3 month LIBOR + 5.250%, 6.250%, 06/21/27 (e)	3,500,000	3,742,620
SkyMiles IP, Ltd., aka Delta Airlines, Inc., 3 month LIBOR + 3.750%, 4.750%, 10/20/27 (e)	2,000,000	2,115,130
		5,857,750
TOTAL LOANS
(Cost $11,198,355)		11,244,454

TOTAL BONDS
(Cost $594,116,858)		612,990,221

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
Certificates of Deposit: 0.2%
Self-Help Federal Credit Union, 1.900%, 12/20/21 (b)	$400,000	$403,584
Self-Help Federal Credit Union, 0.650%, 04/29/22 (b)	100,000	100,502
Shared Interest, Inc., 2.400%, 09/30/21 (b)	500,000	500,000
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,000,000)		1,004,086

Money Market: 2.8%
State Street Institutional U.S. Government Money Market Fund, 0.030% (f)(g)	18,015,063	18,015,063
(Cost $18,015,063)

TOTAL INVESTMENTS: 99.9%
(Cost $615,692,842)		635,342,970

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		918,804

NET ASSETS: 100.0%		$636,261,774

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(e)	Rate shown reflects the accrual rate as of June 30, 2021 on securities with variable or step rates.
(f)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(g)	Premier Class shares

LIBOR-London Inter-bank Offered Rate. Interest rate shown reflects rates in effect as of June 30, 2021.

LP-Limited Partnership

SEE NOTES TO FINANCIAL STATEMENTS	110

June 30, 2021
Schedules of Investments (Unaudited), continued

Pax Sustainable Allocation Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
AFFILIATED INVESTMENT COMPANIES: 96.4%
Pax Core Bond Fund (a)	68,888,544	$710,929,777
Pax Ellevate Global Women’s Leadership Fund (a)	1,866,499	63,516,971
Pax Global Environmental Markets Fund (a)	2,643,036	62,560,652
Pax Global Opportunities Fund (a)	3,771,430	60,154,307
Pax Global Sustainable Infrastructure Fund (a)	4,927,389	76,226,703
Pax High Yield Bond Fund (a)	10,234,737	71,029,076
Pax International Sustainable Economy Fund (a)	16,128,228	171,765,625
Pax Large Cap Fund (a)	74,280,897	1,066,673,676
Pax Small Cap Fund (a)	4,175,492	82,465,971

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,850,128,035)		2,365,322,758

Money Market: 3.6%
State Street Institutional U.S. Government Money Market Fund, 0.030% (b)(c)	88,125,701	88,125,701
(Cost $88,125,701)

TOTAL INVESTMENTS: 100.0%
(Cost $1,938,253,736)		2,453,448,459

OTHER ASSETS AND LIABILITIES — (NET): 0.0% (d)		37,788

NET ASSETS: 100.0%		$2,453,486,247

(a)	Institutional Class shares
(b)	Rate shown represents annualized 7-day yield as of June 30, 2021.
(c)	Premier Class shares
(d)	Rounds to less than 0.05%.

111	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Statements of Assets and Liabilities (Unaudited)

	Large Cap Fund	Small Cap Fund	U.S. Sustainable Economy Fund	Global Sustainable Infrastructure Fund
ASSETS
Investments, at cost - Note A	$868,599,381	$504,740,936	$165,981,194	$95,067,371

Investments in unaffiliated issuers, at value	$1,401,328,262	$648,795,910	$293,494,497	$98,952,925
Investments in affiliated issuers, at value	—	—	—	—
Total investments, at value - Note A1	1,401,328,262	648,795,910	293,494,497	98,952,925
Cash	—	808,792	1,183	—
Foreign currency at value (cost $1,269,453; $1,571,169; and $459,222, respectively)	—	—	—	1,268,375
Prepaid expenses	66,376	13,970	—	—
Receivables:
Capital stock sold	1,323,374	985,372	402,973	11,606
Dividends and interest - Note A	708,529	1,421,025	194,432	361,095
Investment securities sold	—	19,380,765	—	—
Investment Adviser reimbursement	—	—	—	—
Other	—	8,253	19	4,651
Total Assets	1,403,426,541	671,414,087	294,093,104	100,598,652

LIABILITIES
Collateral on securities loaned, at value	—	21,186,274	—	216,731
Payables:
Capital stock reacquired	217,031	377,310	141,849	438
Investment securities purchased	—	10,941,836	—	2,421,777
Dividend payable - Note A	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	734,014	392,522	106,866	44,312
Distribution expense	8,328	27,519	40,174	1,024
Compliance expense	—	—	—	—
Transfer agent fees	—	17,552	—	—
Printing and other shareholder communication fees	—	—	—	—
Custodian fees	14,607	6,351	—	—
Legal and audit fees	36,668	29,128	—	—
Other accrued expenses	9,487	13,511	—	—
Total Liabilities	1,020,135	32,992,003	288,889	2,684,282
NET ASSETS	$1,402,406,406	$638,422,084	$293,804,215	$97,914,370

[1]

Investments at market value include securities loaned. At June 30, 2021, the Small Cap Fund, U.S. Sustainable Economy Fund, Global Sustainable Infrastructure Fund, Global Women’s Leadership Fund, International Sustainable Economy Fund and Core Bond Fund had total market values of securities on loan of $42,119,715; $283,379; $2,910,762; $16,529,537; $29,945,810 and $10,325,585, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	112

June 30, 2021

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$94,452,266	$1,545,639,891	$666,442,049	$647,621,003	$755,995,630	$615,692,842	$1,938,253,736

$119,478,993	$2,220,394,182	$907,842,214	$794,991,420	$774,004,005	$635,342,970	$88,125,701
—	—	—	—	—	—	2,365,322,758
119,478,993	2,220,394,182	907,842,214	794,991,420	774,004,005	635,342,970	2,453,448,459
—	—	32,598,467	—	2,410,443	101,890	—
—	—	1,570,222	457,171	—	—	—
13,185	181,676	—	—	16,858	3,873	—

128,496	14,762,230	1,122,554	1,770,385	1,713	1,585,890	981,288
43,115	574,065	900,482	1,328,025	3,120,940	8,175,984	1,319,926
838,389	—	—	—	—	1,186,249	—
7,850	—	—	—	—	—	—
17,256	1,089,404	357,351	2,274,034	191	11,841	—
120,527,284	2,237,001,557	944,391,290	800,821,035	779,554,150	646,408,697	2,455,749,673

—	—	—	14,981,583	10,072,736	—	—

51,550	1,000,744	2,384,497	1,315,887	673,073	967,003	514,149
1,058,375	—	34,157,517	—	6,146,442	8,614,269	1,317,928
—	—	—	—	3,747	204,886	—

75,026	1,374,886	379,135	308,903	249,610	254,414	100,205
927	44,602	30,559	17,944	3,053	36,420	331,144
5	—	—	—	114	—	—
—	—	—	—	3,708	6,094	—
—	—	—	—	1,263	—	—
2,262	8,482	—	—	23,317	14,717	—
26,853	45,919	—	—	40,166	34,425	—
—	—	—	—	18,068	14,695	—
1,214,998	2,474,633	36,951,708	16,624,317	17,235,297	10,146,923	2,263,426
$119,312,286	$2,234,526,924	$907,439,582	$784,196,718	$762,318,853	$636,261,774	$2,453,486,247

113	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Statements of Assets and Liabilities (Unaudited), continued

	Large Cap Fund	Small Cap Fund	U.S. Sustainable Economy Fund	Global Sustainable Infrastructure Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$821,078,308	$439,399,935	$119,875,559	$29,193,835
Total distributable earnings	581,328,098	199,022,149	173,928,656	68,720,535
NET ASSETS	$1,402,406,406	$638,422,084	$293,804,215	$97,914,370

Investor Class
Net assets	$42,832,215	$118,272,908	$188,999,803	$5,013,816
Capital Shares Outstanding (unlimited/authorized)	2,991,009	6,070,076	6,855,220	325,044
Net asset value per share	$14.32	$19.48	$27.57	$15.43
Class A
Net assets		$12,184,049	$7,784,008
Capital Shares Outstanding (unlimited/authorized)		627,058	283,187
Net asset value per share		$19.43	$27.49
Institutional Class
Net assets	$1,359,574,191	$507,965,127	$97,020,404	$92,900,554
Capital Shares Outstanding (unlimited/authorized)	94,650,244	25,723,720	3,411,011	6,004,117
Net asset value per share	$14.36	$19.75	$28.44	$15.47

SEE NOTES TO FINANCIAL STATEMENTS	114

June 30, 2021

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$93,264,821	$1,540,520,169	$671,169,265	$621,704,563	$747,969,690	$680,825,648	$1,738,813,131
26,047,465	694,006,755	236,270,317	162,492,155	14,349,163	(44,563,874)	714,673,116
$119,312,286	$2,234,526,924	$907,439,582	$784,196,718	$762,318,853	$636,261,774	$2,453,486,247

$4,561,227	$199,183,345	$149,377,052	$85,575,038	$14,340,048	$172,091,494	$1,603,386,454
286,609	8,474,833	4,414,023	7,874,061	1,389,335	24,716,589	55,849,114
$15.91	$23.50	$33.84	$10.87	$10.32	$6.96	$28.71

	$19,201,606				$6,677,469
	818,330				956,862
	$23.46				$6.98

$114,751,059	$2,016,141,973	$758,062,530	$698,621,680	$747,978,805	$457,492,811	$850,099,793
7,192,908	85,175,427	22,279,200	65,626,799	72,473,936	65,944,440	29,079,916
$15.95	$23.67	$34.03	$10.65	$10.32	$6.94	$29.23

115	SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2021
Statements of Operations (Unaudited)

	Large Cap Fund	Small Cap Fund	U.S. Sustainable Economy Fund	Global Sustainable Infrastructure Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $0; $13,815; $0; $136,757; $39,652; $797,637; $528,350; $1,428,592; $0; $0 and $0 respectively)	$7,184,738	$3,910,850	$2,094,542	$2,070,812
Dividends from affiliates - Note C	—	—	—	—
Interest	5,890	3,455	131	(1,755)
Income from securities lending - Note A	1,408	84,403	1,270	828
Other income - Note B	—	—	—	—
Total Income	7,192,036	3,998,708	2,095,943	2,069,885

Expenses
Investment advisory fees - Note B	3,932,173	2,130,105	861,162	373,840
Distribution expenses - Investor (Note B)	37,505	143,587	225,287	5,579
Distribution expenses - Class A (Note B)	—	14,839	8,910	—
Transfer agent fees - Note A	70,179	207,321	—	—
Printing and other shareholder communication fees	7,277	22,231	—	—
Custodian fees	40,043	22,083	—	—
Legal fees and related expenses	51,876	35,853	—	—
Trustees’ fees and expenses - Note B	30,302	21,043	—	—
Compliance expense	8,774	8,049	—	—
Audit fees	24,862	19,992	—	—
Registration fees	43,590	32,530	—	—
Other expenses	16,790	8,261	—	—
Total Expenses	4,263,371	2,665,894	1,095,359	379,419
Less: Advisory fee waiver - Note B	—	—	(128,468)	(24,344)
Expenses assumed by Adviser - Note B	—	—	—	—
Net expenses	4,263,371	2,665,894	966,891	355,075
Net investment income	2,928,665	1,332,814	1,129,052	1,714,810
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	46,575,456	48,192,298	45,784,434	64,620,005
Investment in affiliated issuers	—	—	—	—
Foreign currency transactions	—	(1,712)	—	(46,816)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	163,676,234	65,724,080	(5,103,022)	(53,886,502)
Investment in affiliated issuers	—	—	—	—
Foreign currency translation	—	(1)	—	11,260
Net realized and unrealized gain (loss)
on investments and foreign currency	210,251,690	113,914,665	40,681,412	10,697,947

Net increase in net assets resulting from operations	$213,180,355	$115,247,479	$41,810,464	$12,412,757

SEE NOTES TO FINANCIAL STATEMENTS	116

For the Period Ended June 30, 2021

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$560,724	$13,728,526	$9,373,598	$13,615,263	$—	$70,200	$—
—	—	—	—	—	—	13,905,279
41	4,354	(739)	(1,557)	7,769,272	13,252,834	14,979
—	—	3,876	45,812	8,533	—	—
34,611	450,166	—	—	—	—	—
595,376	14,183,046	9,376,735	13,659,518	7,777,805	13,323,034	13,920,258

411,823	7,554,310	2,132,436	1,769,163	1,510,542	1,352,818	576,417
4,854	234,813	173,786	104,029	18,664	210,146	1,958,977
—	22,147	—	—	—	7,800	—
22,714	709,105	—	—	19,702	228,854	—
2,649	28,390	—	—	4,477	23,640	—
18,174	112,711	—	—	62,613	45,968	—
24,224	69,064	—	—	43,666	35,396	—
14,162	40,063	—	—	25,739	20,732	—
7,560	9,471	—	—	8,410	8,056	—
19,723	33,420	—	—	27,292	24,336	—
21,404	49,403	—	—	26,052	46,346	—
2,689	23,937	—	—	14,975	8,470	—
549,976	8,886,834	2,306,222	1,873,192	1,762,132	2,012,562	2,535,394
(12,420)	—	—	—	—	—	—
(40,640)	—	—	—	—	—	—
496,916	8,886,834	2,306,222	1,873,192	1,762,132	2,012,562	2,535,394
98,460	5,296,212	7,070,513	11,786,326	6,015,673	11,310,472	11,384,864

1,674,278	47,300,477	4,949,143	53,488,991	(3,827,011)	5,491,905	—
—	—	—	—	—	—	16,589,660
(15,050)	(388,710)	(8,942)	(46,494)	—	—	—

6,633,022	168,149,145	85,866,687	(16,378,781)	(13,005,044)	(4,655,386)	—
—	—	—	—	—	—	187,938,211
(848)	3,944	(16,853)	(114,599)	—	—	—

8,291,402	215,064,856	90,790,035	36,949,117	(16,832,055)	836,519	204,527,871

$8,389,862	$220,361,068	$97,860,548	$48,735,443	$(10,816,382)	$12,146,991	$215,912,735

117	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund
	(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets
Operations
Investment income, net	$2,928,665	$6,821,459
Net realized gain (loss) on investments and foreign currency transactions	46,575,456	52,507,245
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	163,676,234	144,178,440
Net increase (decrease) in net assets resulting from operations	213,180,355	203,507,144
Distributions from Investor Class	(53,833)	(1,224,949)
Distributions from Class A
Distributions from Institutional Class	(2,856,954)	(64,744,892)
Total distributions to shareholders	(2,910,787)	(65,969,841)
From capital share transactions:
Investor Class
Proceeds from shares sold	19,702,714	17,099,228
Proceeds from reinvestment of distributions	52,083	1,213,177
Cost of shares redeemed	(3,340,222)	(2,688,171)
Net increase (decrease) from Investor Class transactions	16,414,575	15,624,234
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	145,598,258	143,392,236
Proceeds from reinvestment of distributions	2,854,928	64,722,822
Cost of shares redeemed	(14,324,148)	(85,958,295)
Net increase (decrease) from Institutional Class transactions	134,129,038	122,156,763
Net increase (decrease) from capital share transactions	150,543,613	137,780,997
Net increase (decrease) in net assets	360,813,181	275,318,300
Net assets
Beginning of period	1,041,593,225	766,274,925
End of period	$1,402,406,406	$1,041,593,225

Shares of Beneficial Interest:
Investor Class
Shares sold	1,457,491	1,610,196
Shares issued in reinvestment of distributions	3,676	103,204
Shares redeemed	(246,140)	(252,479)
Net increase (decrease) in shares outstanding	1,215,027	1,460,921

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	10,877,126	13,682,722
Shares issued in reinvestment of distributions	200,768	5,506,613
Shares redeemed	(1,064,815)	(7,944,915)
Net increase (decrease) in shares outstanding	10,013,079	11,244,420

SEE NOTES TO FINANCIAL STATEMENTS	118

Small Cap Fund		U.S. Sustainable Economy Fund		Global Sustainable Infrastructure Fund
(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20	(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20	(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20

$1,332,814	$(180,082)	$1,129,052	$2,698,292	$1,714,810	$2,543,130
48,190,586	22,599,055	45,784,434	1,304,995	64,573,189	1,070,938
65,724,079	25,014,359	(5,103,022)	25,967,205	(53,875,242)	15,998,168
115,247,479	47,433,332	41,810,464	29,970,492	12,412,757	19,612,236
(109,856)	(3,860,087)	(776,922)	(3,255,719)	(69,158)	(108,186)
(11,486)	(409,247)	(33,025)	(125,797)
(1,042,192)	(12,933,116)	(490,175)	(1,650,985)	(1,368,787)	(4,198,454)
(1,163,534)	(17,202,450)	(1,300,122)	(5,032,501)	(1,437,945)	(4,306,640)

8,899,733	13,164,167	4,401,002	6,225,685	1,288,108	1,610,591
106,677	3,759,189	759,943	3,189,365	67,947	106,115
(16,907,153)	(29,698,481)	(13,219,917)	(16,529,079)	(712,154)	(913,639)
(7,900,743)	(12,775,125)	(8,058,972)	(7,114,029)	643,901	803,067

718,353	2,133,288	376,728	470,519
11,258	388,752	31,531	119,950
(1,973,828)	(4,334,833)	(278,064)	(1,191,696)
(1,244,217)	(1,812,793)	130,195	(601,227)

105,882,465	106,749,401	10,369,056	11,912,072	8,657,430	14,618,131
895,206	11,472,200	458,151	1,559,901	1,322,794	4,129,487
(39,533,762)	(98,735,126)	(5,819,313)	(14,895,788)	(63,734,718)	(27,665,239)
67,243,909	19,486,475	5,007,894	(1,423,815)	(53,754,494)	(8,917,621)
58,098,949	4,898,557	(2,920,883)	(9,139,071)	(53,110,593)	(8,114,554)
172,182,894	35,129,439	37,589,459	15,798,920	(42,135,781)	7,191,042

466,239,190	431,109,751	256,214,756	240,415,836	140,050,151	132,859,109
$638,422,084	$466,239,190	$293,804,215	$256,214,756	$97,914,370	$140,050,151

480,473	1,055,335	170,890	303,312	85,499	127,605
5,471	240,665	27,907	142,686	4,398	7,820
(917,493)	(2,329,687)	(506,271)	(803,407)	(48,170)	(75,823)
(431,549)	(1,033,687)	(307,474)	(357,409)	41,727	59,602

39,477	172,064	14,399	22,398
579	24,952	1,162	5,378
(108,788)	(351,963)	(10,703)	(61,355)
(68,732)	(154,947)	4,858	(33,579)

5,745,811	8,364,175	380,979	573,119	565,011	1,297,033
45,304	724,713	16,310	67,844	85,342	306,577
(2,127,232)	(7,825,421)	(219,777)	(703,633)	(4,220,469)	(2,180,176)
3,663,883	1,263,467	177,512	(62,670)	(3,570,116)	(576,566)

119	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Opportunities Fund
	(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets
Operations
Investment income, net	$98,460	$77,202
Net realized gain (loss) on investments and foreign currency transactions	1,659,228	(163,976)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,632,174	12,543,521
Net increase (decrease) in net assets resulting from operations	8,389,862	12,456,747
Distributions from Investor Class	—	(83,069)
Distributions from Class A
Distributions from Institutional Class	(87,536)	(519,005)
Total distributions to shareholders	(87,536)	(602,074)
From capital share transactions:
Investor Class
Proceeds from shares sold	1,442,053	1,773,549
Proceeds from reinvestment of distributions	—	26,686
Cost of shares redeemed	(617,719)	(676,783)
Net increase (decrease) from Investor Class transactions	824,334	1,123,452
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	41,880,789	18,052,818
Proceeds from reinvestment of distributions	87,536	559,156
Cost of shares redeemed	(828,163)	(4,618,749)
Net increase (decrease) from Institutional Class transactions	41,140,162	13,993,225
Net increase (decrease) from capital share transactions	41,964,496	15,116,677
Net increase (decrease) in net assets	50,266,822	26,971,350
Net assets
Beginning of period	69,045,464	42,074,114
End of period	$119,312,286	$69,045,464

Shares of Beneficial Interest:
Investor Class
Shares sold	95,577	145,191
Shares issued in reinvestment of distributions	—	1,866
Shares redeemed	(40,977)	(54,842)
Net increase (decrease) in shares outstanding	54,600	92,215

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	2,772,657	1,460,070
Shares issued in reinvestment of distributions	5,495	39,020
Shares redeemed	(54,558)	(385,177)
Net increase (decrease) in shares outstanding	2,723,594	1,113,913

SEE NOTES TO FINANCIAL STATEMENTS	120

Global Environmental Markets Fund		Global Women’s Leadership Fund
(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20	(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20

$5,296,212	$8,291,686	$7,070,513	$8,257,794
46,911,767	(25,308,285)	4,940,201	(7,925,372)
168,153,089	318,851,831	85,849,834	87,972,338
220,361,068	301,835,232	97,860,548	88,304,760
(236,549)	(710,364)	(1,025,930)	(1,364,676)
(23,303)	(65,398)
(4,568,779)	(7,481,018)	(5,987,304)	(7,012,796)
(4,828,631)	(8,256,780)	(7,013,234)	(8,377,472)

20,450,303	19,830,477	13,247,797	21,311,776
218,093	650,848	971,279	1,296,305
(16,981,474)	(31,785,866)	(10,416,651)	(24,619,673)
3,686,922	(11,304,541)	3,802,425	(2,011,592)

1,951,002	2,830,371
20,435	57,783
(1,357,824)	(2,839,127)
613,613	49,027

595,076,212	626,670,119	112,676,678	271,898,017
4,271,987	6,989,373	5,393,596	6,321,689
(214,297,847)	(254,539,551)	(54,703,533)	(71,567,496)
385,050,352	379,119,941	63,366,741	206,652,210
389,350,887	367,864,427	67,169,166	204,640,618
604,883,324	661,442,879	158,016,480	284,567,906

1,629,643,600	968,200,721	749,423,102	464,855,196
$2,234,526,924	$1,629,643,600	$907,439,582	$749,423,102

911,555	1,170,813	415,233	813,533
9,316	37,502	28,838	47,349
(749,117)	(1,937,545)	(323,517)	(963,551)
171,754	(729,230)	120,554	(102,669)

87,612	163,882
874	3,316
(61,277)	(190,275)
27,209	(23,077)

26,539,874	35,139,316	3,505,003	10,044,900
181,171	386,722	159,291	227,279
(9,280,977)	(15,075,976)	(1,687,233)	(2,724,231)
17,440,068	20,450,062	1,977,061	7,547,948

121	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	International Sustainable Economy Fund
	(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets
Operations
Investment income, net	$11,786,326	$12,509,448
Net realized gain (loss) on investments and foreign currency transactions	53,442,497	(3,854,143)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(16,493,380)	64,200,237
Net increase (decrease) in net assets resulting from operations	48,735,443	72,855,542
Distributions from Investor Class	(1,305,436)	(1,290,412)
Distributions from Class A
Distributions from Institutional Class	(11,743,288)	(10,905,792)
Total distributions to shareholders	(13,048,724)	(12,196,204)
From capital share transactions:
Investor Class
Proceeds from shares sold	12,959,727	19,525,878
Proceeds from reinvestment of distributions	1,244,589	1,219,923
Cost of shares redeemed	(10,673,783)	(32,740,806)
Net increase (decrease) from Investor Class transactions	3,530,533	(11,995,005)
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	91,270,933	185,628,598
Proceeds from reinvestment of distributions	11,042,129	10,136,588
Cost of shares redeemed	(58,310,188)	(188,246,392)
Net increase (decrease) from Institutional Class transactions	44,002,874	7,518,794
Net increase (decrease) from capital share transactions	47,533,407	(4,476,211)
Net increase (decrease) in net assets	83,220,126	56,183,127
Net assets
Beginning of period	700,976,592	644,793,465
End of period	$784,196,718	$700,976,592

Shares of Beneficial Interest:
Investor Class
Shares sold	1,209,475	2,197,227
Shares issued in reinvestment of distributions	113,454	132,152
Shares redeemed	(981,163)	(3,702,118)
Net increase (decrease) in shares outstanding	341,766	(1,372,739)

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	8,638,003	22,122,226
Shares issued in reinvestment of distributions	1,028,131	1,111,911
Shares redeemed	(5,475,233)	(21,756,776)
Net increase (decrease) in shares outstanding	4,190,901	1,477,361

SEE NOTES TO FINANCIAL STATEMENTS	122

Core Bond Fund		High Yield Bond Fund		Sustainable Allocation Fund
(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20	(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20	(Unaudited) Period Ended 6/30/21	Year Ended 12/31/20

$6,015,673	$13,236,230	$11,310,472	$18,931,048	$11,384,864	$21,849,919
(3,827,011)	23,244,416	5,491,905	1,330,483	16,589,660	86,233,962
(13,005,044)	12,335,483	(4,655,386)	9,185,399	187,938,211	189,591,456
(10,816,382)	48,816,129	12,146,991	29,446,930	215,912,735	297,675,337
(116,828)	(512,257)	(3,463,917)	(8,018,449)	(11,668,560)	(43,283,260)
		(128,344)	(278,848)
(6,715,611)	(31,096,683)	(7,932,934)	(10,727,650)	(7,069,372)	(16,968,369)
(6,832,439)	(31,608,940)	(11,525,195)	(19,024,947)	(18,737,932)	(60,251,629)

3,722,319	9,217,698	18,982,993	52,056,206	34,719,622	82,348,981
115,323	509,898	3,265,063	7,530,260	11,254,179	41,870,602
(3,248,176)	(3,173,358)	(21,885,447)	(74,718,978)	(96,431,086)	(309,622,549)
589,466	6,554,238	362,609	(15,132,512)	(50,457,285)	(185,402,966)

		830,327	1,377,583
		122,405	259,842
		(451,835)	(1,455,598)
		500,897	181,827

26,487,370	78,112,653	195,584,044	169,828,628	156,539,773	278,416,342
6,697,139	31,024,360	6,772,045	8,530,076	6,713,515	15,880,307
(14,522,106)	(81,874,033)	(39,906,847)	(77,310,888)	(33,356,365)	(67,292,908)
18,662,403	27,262,980	162,449,242	101,047,816	129,896,923	227,003,741
19,251,869	33,817,218	163,312,748	86,097,131	79,439,638	41,600,775
1,603,048	51,024,407	163,934,544	96,519,114	276,614,441	279,024,483

760,715,805	709,691,398	472,327,230	375,808,116	2,176,871,806	1,897,847,323
$762,318,853	$760,715,805	$636,261,774	$472,327,230	$2,453,486,247	$2,176,871,806

357,807	865,913	2,742,875	7,812,507	1,255,115	3,443,996
11,208	48,101	471,737	1,136,331	391,996	1,678,752
(315,234)	(297,797)	(3,162,511)	(11,347,938)	(3,426,491)	(12,706,593)
53,781	616,217	52,101	(2,399,100)	(1,779,380)	(7,583,845)

		119,616	206,288
		17,650	39,108
		(65,011)	(218,065)
		72,255	27,331

2,531,431	7,304,590	28,364,391	25,605,483	5,519,178	10,907,249
650,725	2,925,464	982,105	1,284,633	229,679	617,218
(1,417,528)	(7,760,586)	(5,795,196)	(12,064,213)	(1,186,704)	(2,782,218)
1,764,628	2,469,468	23,551,300	14,825,903	4,562,153	8,742,249

123	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains
Large Cap Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$12.02	$0.02		$2.30	$2.32	$0.02		$—
Year Ended December 31, 2020	10.38	0.06		2.38	2.44	0.07		0.73
Year Ended December 31, 2019	7.97	0.07		2.71	2.78	0.07		0.30
Year Ended December 31, 2018	10.56	0.07		(0.63)	(0.56)	0.07		1.96
Year Ended December 31, 2017	9.91	0.09		1.95	2.04	0.09		1.30
Period Ended December 31, 2016[5]	10.00	—		(0.08)	(0.08)	0.01		—
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$12.05	$0.03		$2.31	$2.34	$0.03		$—
Year Ended December 31, 2020	10.40	0.09		2.38	2.47	0.09		0.73
Year Ended December 31, 2019	7.98	0.09		2.72	2.81	0.09		0.30
Year Ended December 31, 2018	10.57	0.10		(0.63)	(0.53)	0.10		1.96
Year Ended December 31, 2017	9.91	0.10		1.97	2.07	0.11		1.30
Period Ended December 31, 2016[5]	10.00	0.01		(0.09)	(0.08)	0.01		—

Small Cap Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$15.78	$0.02		$3.70	$3.72	$0.02		$—
Year Ended December 31, 2020	14.67	(0.03)		1.75	1.72	—		0.61
Year Ended December 31, 2019	12.01	0.13		2.66	2.79	0.13		—
Year Ended December 31, 2018	16.41	0.00	[7]	(2.64)	(2.64)	0.00	[7]	1.76
Year Ended December 31, 2017	15.34	0.03		1.30	1.33	0.02		0.24
Year Ended December 31, 2016	13.30	0.12		2.26	2.38	0.10		0.24
Class A
Period Ended June 30, 2021 (Unaudited)	$15.73	$0.02		$3.70	$3.72	$0.02		$—
Year Ended December 31, 2020	14.63	(0.03)		1.74	1.71	—		0.61
Year Ended December 31, 2019	11.98	0.12		2.66	2.78	0.13		—
Year Ended December 31, 2018	16.38	0.00	[7]	(2.63)	(2.63)	0.01		1.76
Year Ended December 31, 2017	15.31	0.03		1.30	1.33	0.02		0.24
Year Ended December 31, 2016	13.28	0.12		2.25	2.37	0.10		0.24
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$15.99	$0.05		$3.75	$3.80	$0.04		$—
Year Ended December 31, 2020	14.82	0.00	[7]	1.78	1.78	—		0.61
Year Ended December 31, 2019	12.12	0.15		2.70	2.85	0.15		—
Year Ended December 31, 2018	16.53	0.05		(2.67)	(2.62)	0.03		1.76
Year Ended December 31, 2017	15.44	0.07		1.32	1.39	0.06		0.24
Year Ended December 31, 2016	13.38	0.16		2.27	2.43	0.13		0.24

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	124

June 30, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.02	$14.32	19.29%	$42,832	0.95%	0.23%	0.95%	14%
0.80	12.02	23.75%	21,351	0.95%	0.51%	0.95%	43%
0.37	10.38	34.85%	3,271	0.95%	0.74%	0.95%	37%
2.03	7.97	(5.01%)	1,975	0.96%	0.67%	0.96%	54%
1.39	10.56	20.65%	786	0.95%	0.82%	0.95%	57%
0.01	9.91	(0.83%)	1	0.96%	1.06%	0.96%	3%[6]

$0.03	$14.36	19.42%	$1,359,574	0.70%	0.49%	0.70%	14%
0.82	12.05	23.99%	1,020,242	0.70%	0.84%	0.70%	43%
0.39	10.40	35.23%	763,004	0.70%	1.00%	0.70%	37%
2.06	7.98	(4.79%)	590,664	0.70%	0.85%	0.70%	54%
1.41	10.57	20.96%	718,601	0.70%	0.94%	0.70%	57%
0.01	9.91	(0.83%)	789,950	0.71%	1.31%	0.71%	3%[6]

$0.02	$19.48	23.56%	$118,273	1.13%	0.25%	1.13%	36%
0.61	15.78	11.77%	102,582	1.19%	(0.23%)	1.19%	73%
0.13	14.67	23.29%	110,520	1.20%	0.93%	1.20%	78%
1.76	12.01	(15.80%)	116,887	1.18%	0.03%	1.18%	57%
0.26	16.41	8.77%	223,360	1.19%	0.18%	1.19%	56%
0.34	15.34	17.90%	272,159	1.19%	0.82%	1.19%	49%

$0.02	$19.43	23.64%	$12,184	1.13%	0.22%	1.13%	36%
0.61	15.73	11.73%	10,948	1.19%	(0.23%)	1.19%	73%
0.13	14.63	23.27%	12,445	1.20%	0.90%	1.20%	78%
1.77	11.98	(15.82%)	12,290	1.18%	0.02%	1.18%	57%
0.26	16.38	8.80%	27,100	1.19%	0.19%	1.19%	56%
0.34	15.31	17.85%	39,477	1.19%	0.84%	1.19%	49%

$0.04	$19.75	23.77%	$507,965	0.88%	0.53%	0.88%	36%
0.61	15.99	12.06%	352,709	0.94%	0.02%	0.94%	73%
0.15	14.82	23.56%	308,145	0.95%	1.08%	0.95%	78%
1.79	12.12	(15.59%)	317,417	0.93%	0.29%	0.93%	57%
0.30	16.53	9.10%	580,752	0.95%	0.45%	0.95%	56%
0.37	15.44	18.17%	482,315	0.94%	1.14%	0.94%	49%

[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio, transactions related to an in-kind subscription have been excluded.
[7]	Rounds to less than $0.01

125	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
U.S. Sustainable Economy Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$23.78	$0.10	$3.80	$3.90	$0.11	$—
Year Ended December 31, 2020	21.41	0.23	2.60	2.83	0.22	0.24
Year Ended December 31, 2019	17.42	0.28	4.43	4.71	0.28	0.44
Year Ended December 31, 2018	19.69	0.32	(1.20)	(0.88)	0.32	1.07
Year Ended December 31, 2017	16.90	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.55	0.16	0.95	1.11	0.16	1.60
Class A
Period Ended June 30, 2021 (Unaudited)	$23.71	$0.10	$3.80	$3.90	$0.12	$—
Year Ended December 31, 2020	21.35	0.23	2.59	2.82	0.22	0.24
Year Ended December 31, 2019	17.38	0.28	4.41	4.69	0.28	0.44
Year Ended December 31, 2018	19.65	0.32	(1.20)	(0.88)	0.32	1.07
Year Ended December 31, 2017	16.86	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.52	0.17	0.93	1.10	0.16	1.60
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$24.52	$0.13	$3.93	$4.06	$0.14	$—
Year Ended December 31, 2020	22.07	0.29	2.67	2.96	0.27	0.24
Year Ended December 31, 2019	17.94	0.34	4.56	4.90	0.33	0.44
Year Ended December 31, 2018	20.23	0.38	(1.23)	(0.85)	0.37	1.07
Year Ended December 31, 2017	17.34	0.28	3.55	3.83	0.28	0.66
Year Ended December 31, 2016	17.97	0.19	0.99	1.18	0.21	1.60

Global Sustainable Infrastructure Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$14.17	$0.24	$1.24	$1.48	$0.22	$—
Year Ended December 31, 2020	12.78	0.23	1.56	1.79	0.21	0.19
Year Ended December 31, 2019	10.64	0.25	2.49	2.74	0.25	0.35
Year Ended December 31, 2018	11.50	0.24	(0.73)	(0.49)	0.24	0.13
Year Ended December 31, 2017	9.86	0.22	1.67	1.89	0.23	0.02
Period Ended December 31, 2016[5]	9.96	0.01	(0.10)	(0.09)	0.01	—
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$14.21	$0.22	$1.27	$1.49	$0.23	$—
Year Ended December 31, 2020	12.81	0.26	1.57	1.83	0.24	0.19
Year Ended December 31, 2019	10.66	0.28	2.50	2.78	0.28	0.35
Year Ended December 31, 2018	11.50	0.26	(0.70)	(0.44)	0.27	0.13
Year Ended December 31, 2017	9.86	0.24	1.67	1.91	0.25	0.02
Period Ended December 31, 2016[5]	9.96	0.01	(0.10)	(0.09)	0.01	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	126

June 30, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.11	$27.57	16.42%	$189,000	0.79%	0.75%	0.88%	32%
0.46	23.78	13.34%	170,315	0.90%	1.10%	0.90%	65%
0.72	21.41	27.13%	161,021	0.90%	1.43%	0.90%	49%
1.39	17.42	(4.43%)	134,435	0.90%	1.59%	0.90%	55%
0.89	19.69	21.89%	164,016	0.90%	1.25%	0.90%	36%
1.76	16.90	6.26%	161,041	1.07%	0.93%	1.09%	80%

$0.12	$27.49	16.44%	$7,784	0.79%	0.75%	0.88%	32%
0.46	23.71	13.33%	6,599	0.90%	1.11%	0.90%	65%
0.72	21.35	27.08%	6,659	0.90%	1.43%	0.90%	49%
1.39	17.38	(4.43%)	5,417	0.90%	1.59%	0.90%	55%
0.89	19.65	21.96%	5,589	0.90%	1.25%	0.90%	36%
1.76	16.86	6.24%	4,296	1.06%	0.96%	1.09%	80%

$0.14	$28.44	16.59%	$97,020	0.54%	1.00%	0.63%	32%
0.51	24.52	13.57%	79,301	0.65%	1.35%	0.65%	65%
0.77	22.07	27.42%	72,736	0.65%	1.68%	0.65%	49%
1.44	17.94	(4.16%)	54,131	0.65%	1.84%	0.65%	55%
0.94	20.23	22.22%	43,038	0.65%	1.48%	0.65%	36%
1.81	17.34	6.49%	27,580	0.84%	1.08%	0.84%	80%

$0.22	$15.43	10.41%	$5,014	0.85%	3.14%	0.90%	102%
0.40	14.17	14.25%	4,014	0.90%	1.80%	0.90%	93%
0.60	12.78	25.85%	2,859	0.90%	2.03%	0.90%	50%
0.37	10.64	(4.21%)	1,846	0.90%	2.11%	0.90%	52%
0.25	11.50	19.24%	353	0.90%	2.10%	0.90%	31%
0.01	9.86	(0.89%)	10	0.90%	1.93%	0.90%	0%[6]

$0.23	$15.47	10.50%	$92,901	0.61%	2.97%	0.65%	102%
0.43	14.21	14.54%	136,036	0.65%	2.06%	0.65%	93%
0.63	12.81	26.18%	130,001	0.65%	2.28%	0.65%	50%
0.40	10.66	(3.84%)	115,362	0.65%	2.24%	0.65%	52%
0.27	11.50	19.44%	149,178	0.65%	2.31%	0.65%	31%
0.01	9.86	(0.89%)	136,601	0.65%	2.18%	0.65%	0%[6]

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio, transactions related to an in-kind subscription have been excluded.

127	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Opportunities Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$14.66	$(0.01)	$1.26	$1.25	$—	$—
Year Ended December 31, 2020	12.04	(0.01)	2.75	2.74	—	0.12
Year Ended December 31, 2019	9.18	0.02	3.05	3.07	0.03	0.18
Period Ended December 31, 2018[5]	10.00	(0.01)	(0.81)	(0.82)	—	—
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$14.69	$0.02	$1.25	$1.27	$0.01	$—
Year Ended December 31, 2020	12.04	0.02	2.76	2.78	0.01	0.12
Year Ended December 31, 2019	9.18	0.06	3.03	3.09	0.05	0.18
Period Ended December 31, 2018[5]	10.00	0.00 [6]	(0.82)	(0.82)	—	—

Global Environmental Markets Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$21.08	$0.03	$2.42	$2.45	$0.03	$—
Year Ended December 31, 2020	16.85	0.09	4.22	4.31	0.08	—
Year Ended December 31, 2019	13.28	0.12	3.56	3.68	0.11	—
Year Ended December 31, 2018	16.11	0.13	(2.43)	(2.30)	0.12	0.41
Year Ended December 31, 2017	13.16	0.07	3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.96	0.08	1.19	1.27	0.07	—
Class A
Period Ended June 30, 2021 (Unaudited)	$21.05	$0.03	$2.41	$2.44	$0.03	$—
Year Ended December 31, 2020	16.83	0.09	4.21	4.30	0.08	—
Year Ended December 31, 2019	13.26	0.12	3.56	3.68	0.11	—
Year Ended December 31, 2018	16.09	0.13	(2.43)	(2.30)	0.12	0.41
Year Ended December 31, 2017	13.14	0.07	3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.94	0.08	1.19	1.27	0.07	—
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$21.23	$0.06	$2.43	$2.49	$0.05	$—
Year Ended December 31, 2020	16.97	0.14	4.25	4.39	0.13	—
Year Ended December 31, 2019	13.36	0.16	3.60	3.76	0.15	—
Year Ended December 31, 2018	16.22	0.17	(2.46)	(2.29)	0.16	0.41
Year Ended December 31, 2017	13.24	0.10	3.44	3.54	0.09	0.47
Year Ended December 31, 2016	12.03	0.11	1.20	1.31	0.10	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	128

June 30, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$—	$15.91	8.53%	$4,561	1.21%	(0.07%)	1.31%	16%
0.12	14.66	22.76%	3,401	1.18%	(0.06%)	1.56%	34%
0.21	12.04	33.51%	1,683	1.19%	0.17%	1.68%	29%
—	9.18	(8.20%)	126	1.16%	(0.14%)	2.06%	17%

$0.01	$15.95	8.66%	$114,751	0.96%	0.20%	1.06%	16%
0.13	14.69	23.12%	65,644	0.94%	0.17%	1.31%	34%
0.23	12.04	33.72%	40,392	0.92%	0.51%	1.42%	29%
—	9.18	(8.20%)	24,816	0.92%	0.01%	1.81%	17%

$0.03	$23.50	11.61%	$199,183	1.12%	0.30%	1.12%	12%
0.08	21.08	25.71%	175,040	1.20%	0.55%	1.20%	25%
0.11	16.85	27.75%	152,209	1.22%	0.78%	1.22%	14%
0.53	13.28	(14.31%)	118,980	1.22%	0.83%	1.24%	26%
0.52	16.11	26.42%	154,325	1.23%	0.46%	1.26%	18%
0.07	13.16	10.62%	122,610	1.29%	0.61%	1.34%	30%

$0.03	$23.46	11.59%	$19,202	1.12%	0.30%	1.12%	12%
0.08	21.05	25.68%	16,651	1.20%	0.54%	1.20%	25%
0.11	16.83	27.77%	13,700	1.22%	0.78%	1.22%	14%
0.53	13.26	(14.33%)	12,766	1.22%	0.86%	1.24%	26%
0.52	16.09	26.45%	15,383	1.23%	0.47%	1.26%	18%
0.07	13.14	10.62%	13,042	1.30%	0.63%	1.34%	30%

$0.05	$23.67	11.75%	$2,016,142	0.87%	0.56%	0.87%	12%
0.13	21.23	26.00%	1,437,952	0.95%	0.78%	0.95%	25%
0.15	16.97	28.17%	802,292	0.97%	1.01%	0.97%	14%
0.44	13.36	(14.17%)	459,354	0.97%	1.10%	0.99%	26%
0.56	16.22	26.79%	439,991	0.98%	0.67%	1.02%	18%
0.10	13.24	10.91%	209,759	1.04%	0.86%	1.09%	30%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of June 27, 2018.
[6]	Rounds to less than $0.01

129	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women’s Leadership Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$30.34	$0.23	$3.51	$3.74	$0.24	$—
Year Ended December 31, 2020	27.00	0.33	3.32	3.65	0.31	—
Year Ended December 31, 2019	22.02	0.47	5.33	5.80	0.44	0.38
Year Ended December 31, 2018	25.02	0.47	(2.39)	(1.92)	0.44	0.64
Year Ended December 31, 2017	20.56	0.39	4.69	5.08	0.36	0.26
Year Ended December 31, 2016	19.75	0.39	0.79	1.18	0.37	—
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$30.50	$0.27	$3.54	$3.81	$0.28	$—
Year Ended December 31, 2020	27.14	0.40	3.34	3.74	0.38	—
Year Ended December 31, 2019	22.12	0.53	5.37	5.90	0.50	0.38
Year Ended December 31, 2018	25.13	0.53	(2.40)	(1.87)	0.50	0.64
Year Ended December 31, 2017	20.65	0.43	4.73	5.16	0.42	0.26
Year Ended December 31, 2016	19.83	0.42	0.82	1.24	0.42	—

International Sustainable Economy Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$10.35	$0.17	$0.51	$0.68	$0.16	$—
Year Ended December 31, 2020	9.53	0.17	0.81	0.98	0.16	—
Year Ended December 31, 2019	7.95	0.21	1.59	1.80	0.22	—
Year Ended December 31, 2018	9.36	0.22	(1.43)	(1.21)	0.20	—
Year Ended December 31, 2017	7.79	0.21	1.57	1.78	0.21	—
Year Ended December 31, 2016	8.13	0.20	(0.35)	(0.15)	0.19	—
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$10.14	$0.18	$0.50	$0.68	$0.17	$—
Year Ended December 31, 2020	9.34	0.19	0.79	0.98	0.18	—
Year Ended December 31, 2019	7.80	0.23	1.55	1.78	0.24	—
Year Ended December 31, 2018	9.19	0.23	(1.40)	(1.17)	0.22	—
Year Ended December 31, 2017	7.65	0.21	1.56	1.77	0.23	—
Year Ended December 31, 2016	7.99	0.21	(0.34)	(0.13)	0.21	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Leadership Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 4% for the period ended June 30, 2021, 37% for the year ended December 31, 2020, 25% for the year ended December 31, 2019, 47% for the year ended December 31, 2018, 25% for the year ended December 31, 2017, and 21% for the year ended December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS	130

June 30, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.24	$33.84	12.31%	$149,377	0.77%	1.50%	0.77%	15%[5]
0.31	30.34	13.67%	130,255	0.78%	1.27%	0.78%	69%[5]
0.82	27.00	26.42%	118,713	0.80%	1.87%	0.80%	66%[5]
1.08	22.02	(7.74%)	86,727	0.81%	1.88%	0.83%	67%[5]
0.62	25.02	24.86%	88,332	0.90%	1.69%	0.90%	56%[5]
0.37	20.56	6.01%	72,771	0.92%	1.93%	0.92%	49%[5]

$0.28	$34.03	12.46%	$758,063	0.52%	1.76%	0.52%	15%[5]
0.38	30.50	13.94%	619,168	0.53%	1.52%	0.53%	69%[5]
0.88	27.14	26.77%	346,142	0.55%	2.07%	0.55%	66%[5]
1.14	22.12	(7.51%)	156,960	0.56%	2.09%	0.58%	67%[5]
0.68	25.13	25.14%	93,820	0.65%	1.84%	0.65%	56%[5]
0.42	20.65	6.30%	37,920	0.67%	2.09%	0.67%	49%[5]

$0.16	$10.87	6.64%	$85,575	0.72%	2.92%	0.72%	45%[6]
0.16	10.35	10.51%	77,963	0.75%	1.91%	0.75%	43%[6]
0.22	9.53	22.78%	84,855	0.80%	2.40%	0.80%	31%[6]
0.20	7.95	(13.15%)	77,880	0.80%	2.46%	0.80%	30%[6]
0.21	9.36	23.01%	123,776	0.80%	2.38%	0.80%	42%[6]
0.19	7.79	(1.85%)	97,924	0.80%	2.55%	0.80%	44%[6]

$0.17	$10.65	6.80%	$698,622	0.47%	3.18%	0.47%	45%[6]
0.18	10.14	10.78%	623,014	0.50%	2.15%	0.50%	43%[6]
0.24	9.34	23.01%	559,939	0.55%	2.63%	0.55%	31%[6]
0.22	7.80	(12.90%)	437,907	0.55%	2.55%	0.55%	30%[6]
0.23	9.19	23.34%	560,348	0.55%	2.47%	0.55%	42%[6]
0.21	7.65	(1.63%)	402,694	0.55%	2.76%	0.55%	44%[6]

[6]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the International Sustainable Economy Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 38% for the period ended June 30, 2021, 27% for the year ended December 31, 2020, 19% for the year ended December 31, 2019, 18% for the year ended December 31, 2018, 16% for the year ended December 31, 2017, and 10% for the year ended December 31, 2016.

131	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$10.56	$0.07	$(0.23)	$(0.16)	$0.08	$—
Year Ended December 31, 2020	10.29	0.17	0.53	0.70	0.19	0.24
Year Ended December 31, 2019	9.78	0.23	0.53	0.76	0.25	—
Year Ended December 31, 2018	10.04	0.22	(0.25)	(0.03)	0.23	—
Year Ended December 31, 2017	10.01	0.21	0.04	0.25	0.21	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$10.56	$0.08	$(0.23)	$(0.15)	$0.09	$—
Year Ended December 31, 2020	10.29	0.20	0.53	0.73	0.22	0.24
Year Ended December 31, 2019	9.78	0.26	0.52	0.78	0.27	—
Year Ended December 31, 2018	10.04	0.24	(0.24)	—	0.26	—
Year Ended December 31, 2017	10.01	0.24	0.04	0.28	0.24	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—

High Yield Bond Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$6.97	$0.14	$(0.01)	$0.13	$0.14	$—
Year Ended December 31, 2020	6.79	0.32	0.18	0.50	0.32	—
Year Ended December 31, 2019	6.25	0.33	0.54	0.87	0.33	—
Year Ended December 31, 2018	6.78	0.33	(0.53)	(0.20)	0.33	—
Year Ended December 31, 2017	6.71	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.25	0.38	0.45	0.83	0.37	—
Class A
Period Ended June 30, 2021 (Unaudited)	$6.98	$0.14	$—	$0.14	$0.14	$—
Year Ended December 31, 2020	6.80	0.32	0.19	0.51	0.33	—
Year Ended December 31, 2019	6.26	0.33	0.54	0.87	0.33	—
Year Ended December 31, 2018	6.79	0.33	(0.53)	(0.20)	0.33	—
Year Ended December 31, 2017	6.72	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.26	0.38	0.45	0.83	0.37	—
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$6.94	$0.15	$—	$0.15	$0.15	$—
Year Ended December 31, 2020	6.76	0.33	0.19	0.52	0.34	—
Year Ended December 31, 2019	6.23	0.34	0.53	0.87	0.34	—
Year Ended December 31, 2018	6.75	0.35	(0.52)	(0.17)	0.35	—
Year Ended December 31, 2017	6.68	0.36	0.08	0.44	0.37	—
Year Ended December 31, 2016	6.23	0.39	0.45	0.84	0.39	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	132

June 30, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.08	$10.32	(1.51%)	$14,340	0.71%	1.35%	0.71%	26%
0.43	10.56	6.89%	14,101	0.72%	1.58%	0.72%	79%
0.25	10.29	7.78%	7,401	0.71%	2.30%	0.71%	63%
0.23	9.78	(0.24%)	4,277	0.71%	2.23%	0.71%	62%
0.22	10.04	2.56%	2,969	0.71%	2.11%	0.71%	60%
0.01	10.01	0.87%	109	0.74%	1.99%	0.74%	1%[6]

$0.09	$10.32	(1.39%)	$747,979	0.46%	1.60%	0.46%	26%
0.46	10.56	7.16%	746,615	0.46%	1.86%	0.46%	79%
0.27	10.29	8.04%	702,291	0.46%	2.55%	0.46%	63%
0.26	9.78	0.01%	682,201	0.46%	2.50%	0.46%	62%
0.25	10.04	2.82%	697,050	0.46%	2.34%	0.46%	60%
0.01	10.01	0.93%	602,384	0.49%	2.23%	0.49%	1%[6]

$0.14	$6.96	1.92%	$172,091	0.91%	4.05%	0.91%	32%
0.32	6.97	7.80%	171,838	0.96%	4.87%	0.96%	97%
0.33	6.79	14.11%	183,631	0.96%	4.94%	0.96%	90%
0.33	6.25	(3.07%)	162,841	0.97%	5.01%	0.97%	57%
0.35	6.78	6.37%	201,953	0.99%	5.14%	0.99%	91%
0.37	6.71	13.81%	228,936	0.99%	5.90%	0.99%	111%

$0.14	$6.98	2.06%	$6,677	0.91%	4.04%	0.91%	32%
0.33	6.98	7.79%	6,177	0.96%	4.87%	0.96%	97%
0.33	6.80	14.10%	5,827	0.96%	4.95%	0.96%	90%
0.33	6.26	(3.05%)	5,747	0.97%	5.01%	0.97%	57%
0.35	6.79	6.36%	5,798	0.99%	5.13%	0.99%	91%
0.37	6.72	13.80%	5,623	0.98%	5.88%	0.98%	111%

$0.15	$6.94	2.19%	$457,493	0.66%	4.24%	0.66%	32%
0.34	6.94	8.08%	294,313	0.72%	5.07%	0.72%	97%
0.34	6.76	14.26%	186,350	0.71%	5.21%	0.71%	90%
0.35	6.23	(2.70%)	188,333	0.72%	5.26%	0.72%	57%
0.37	6.75	6.64%	205,555	0.74%	5.37%	0.74%	91%
0.39	6.68	13.96%	166,051	0.74%	6.15%	0.74%	111%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio, transactions related to an in-kind subscription have been excluded.

133	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Sustainable Allocation Fund
Investor Class
Period Ended June 30, 2021 (Unaudited)	$26.36	$0.12	$2.35	$2.47	$0.12	$—
Year Ended December 31, 2020	23.35	0.26	3.49	3.75	0.26	0.48
Year Ended December 31, 2019	21.14	0.36	4.02	4.38	0.37	1.80
Year Ended December 31, 2018	22.66	0.33	(1.23)	(0.90)	0.47	0.15
Year Ended December 31, 2017	22.34	0.30	2.55	2.85	0.20	2.33
Year Ended December 31, 2016	21.76	0.29	0.97	1.26	0.29	0.39
Institutional Class
Period Ended June 30, 2021 (Unaudited)	$26.83	$0.11	$2.40	$2.51	$0.11	$—
Year Ended December 31, 2020	23.76	0.33	3.54	3.87	0.32	0.48
Year Ended December 31, 2019	21.47	0.43	4.09	4.52	0.43	1.80
Year Ended December 31, 2018	23.01	0.38	(1.24)	(0.86)	0.53	0.15
Year Ended December 31, 2017	22.63	0.41	2.53	2.94	0.23	2.33
Year Ended December 31, 2016	22.04	0.35	0.98	1.33	0.35	0.39

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	134

June 30, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.12	$28.71	9.71%	$1,603,386	0.30%[5]	0.88%	0.30%[5]	2%
0.74	26.36	16.24%	1,518,966	0.30%[5]	1.08%	0.30%[5]	13%
2.17	23.35	20.83%	1,523,009	0.30%[5]	1.56%	0.30%[5]	8%
0.62	21.14	(4.08%)	1,324,582	0.30%[5]	1.44%[6]	0.30%[5]	12%
2.53	22.66	13.16%	1,496,146	0.29%[5]	1.33%	0.30%[5]	14%
0.68	22.34	5.81%	1,596,717	0.77%	1.31%	0.87%	49%

$0.11	$29.23	9.86%	$850,100	0.05%[5]	1.21%	0.05%[5]	2%
0.80	26.83	16.49%	657,906	0.05%[5]	1.36%	0.05%[5]	13%
2.23	23.76	21.17%	374,838	0.05%[5]	1.80%	0.05%[5]	8%
0.68	21.47	(3.85%)	365,079	0.05%[5]	1.64%[6]	0.05%[5]	12%
2.56	23.01	13.42%	506,220	0.04%[5]	1.79%	0.05%[5]	14%
0.74	22.63	6.06%	279,574	0.52%	1.56%	0.62%	49%

[5]

The expense ratio of the Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds were 0.58% for the period ended June 30, 2021, 0.57% for the year ended December 31, 2020, 0.62% for the year ended December 31, 2019, 0.61% for the year ended December 31, 2018, and 0.61% for the year ended December 31, 2017.

[6]

In 2018, the Adviser reimbursed the Fund for expense overpayments related to transfer agent fees in the amount of $223,088. Before the reimbursement by the adviser, the difference in total returns for Investor Class and Institutional Class would have remained the same at (4.08)% and (3.85)%, respectively. The Net Investment Income for Investor Class and Institutional Class would have been 1.42% and 1.62%, respectively.

135	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2021
Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I and Pax World Fund Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2021, Trust I offered ten investment funds: Pax Large Cap Fund (the “Large Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax U.S. Sustainable Economy Fund (the “U.S. Sustainable Economy Fund”, formerly known as Pax ESG Beta Quality Fund), Pax Global Sustainable Infrastructure Fund (the “Global Sustainable Infrastructure Fund”, formerly known as Pax ESG Beta Dividend Fund), Pax Global Opportunities Fund (the “Global Opportunities Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax International Sustainable Economy Fund (the “International Sustainable Economy Fund”, formerly known as Pax MSCI EAFE ESG Leaders Index Fund), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), and Pax Sustainable Allocation Fund (the “Sustainable Allocation Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Leadership Fund (the “Global Women’s Leadership Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

The Large Cap Fund, Global Sustainable Infrastructure Fund, Global Opportunities Fund, Global Women’s Leadership Fund, International Sustainable Economy Fund, Core Bond Fund and Sustainable Allocation Fund each offer two classes of shares—Investor Class shares and Institutional Class shares. The Small Cap Fund, U.S. Sustainable Economy Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer three classes of shares—Investor Class shares, Class A shares and Institutional Class shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the

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extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds seek to avoid investing in issuers that their investment adviser has determined are involved in the manufacture or sale of weapons or manufacture of tobacco products or engage in business practices that their investment adviser determines to be sub-standard from an Environmental, Social and Governance (ESG) or sustainability perspective in relation to their industry, sector, asset class or universe peers.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The U.S. Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in large-capitalization U.S. equity securities.

The Global Sustainable Infrastructure Fund’s primary investment objective is capital appreciation and income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies that the Adviser determines derive significant revenues (i.e., at least 20% of revenues) from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets.

The Global Opportunities Fund’s investment objective is to seek long term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more

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Notes to Financial Statements (Unaudited), continued

sustainable global economy - the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. Under normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets.

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in the foregoing companies and will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers, including those located in emerging markets.

The Global Women’s Leadership Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Impax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the Women’s Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Leadership Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, more than 80% of its assets in large-capitalization equity securities in non-U.S. developed markets, including American Depositary

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June 30, 2021

Receipts, Global Depositary Receipts and Euro Depositary Receipts. The Fund may take significant positions in one or more non-U.S. developed markets, including the Asia and Pacific region and the European Union.

The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”

The Sustainable Allocation Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund uses a team approach to allocate among multiple funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. The Fund seeks to achieve its investment objectives, under normal market conditions, by investing (indirectly through the use of Underlying Funds) approximately 50%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as

139

June 30, 2021
Notes to Financial Statements (Unaudited), continued

this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees of the Trusts (the “Boards” or “Boards of Trustees”)(so called “fair value pricing”). Fair value pricing may require subjective

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June 30, 2021

determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Boards have delegated to the Adviser’s Best Execution and Valuation Committee the day-to-day responsibility for making fair value pricing determinations with respect to Fund holdings.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. At June 30, 2021, three securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $293,185, representing 0.04%% of the Fund’s net asset value and the High Yield Bond Fund held three securities fair valued at $500,813, representing 0.08% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

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Notes to Financial Statements (Unaudited), continued

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows,

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models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2021:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$1,356,300,158	$—	$—	$1,356,300,158
Cash Equivalents	45,028,104	—	—	45,028,104
Total	$1,401,328,262	$—	$—	$1,401,328,262
Small Cap
Common Stocks	$609,262,857	$—	$—	$609,262,857
Cash Equivalents	39,533,053	—	—	39,533,053
Total	$648,795,910	$—	$—	$648,795,910
U.S. Sustainable Economy
Common Stocks	$291,714,269	$—	$—	$291,714,269
Cash Equivalents	1,780,228	—	—	1,780,228
Total	$293,494,497	$—	$—	$293,494,497
Global Sustainable Infrastructure
Common Stocks	$46,053,763	$50,086,462	$—	$96,140,225
Exchange-Traded Funds	—	480,233	—	480,233
Cash Equivalents	2,332,467	—	—	2,332,467
Total	$48,386,230	$50,566,695	$—	$98,952,925
Global Opportunities
Common Stocks	$70,920,082	$45,980,085	$—	$116,900,167
Cash Equivalents	2,578,826	—	—	2,578,826
Total	$73,498,908	$45,980,085	$—	$119,478,993
Global Environmental Markets
Common Stocks	$1,267,881,115	$914,842,616	$—	$2,182,723,731
Cash Equivalents	37,670,451	—	—	37,670,451
Total	$1,305,551,566	$914,842,616	$—	$2,220,394,182

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Notes to Financial Statements (Unaudited), continued

	Level 1	Level 2	Level 3*	Totals
Global Women’s Leadership
Common Stocks	$672,122,817	$228,986,240	$—	$901,109,057
Preferred Stocks	—	674,727	—	674,727
Cash Equivalents	6,058,430	—	—	6,058,430
Total	$678,181,247	$229,660,967	$—	$907,842,214
International Sustainable Economy
Common Stocks	$4,459,252	$770,305,599	$—	$774,764,851
Preferred Stocks	—	675,929	—	675,929
Cash Equivalents	19,550,640	—	—	19,550,640
Total	$24,009,892	$770,981,528	$—	$794,991,420
Core Bond
Community Investment Notes	$—	$—	$293,185	$293,185
Corporate Bonds	—	303,107,736	—	303,107,736
U.S. Gov’t Agency Bonds	—	10,123,311	—	10,123,311
Government Bonds	—	1,463,179	—	1,463,179
Supranational Bonds	—	87,357,482	—	87,357,482
Municipal Bonds	—	9,217,502	—	9,217,502
U.S. Treasury Notes	—	102,789,388	—	102,789,388
Asset-Backed Securities	—	57,568,174	—	57,568,174
Mortgage-Backed Securities	—	180,180,989	—	180,180,989
Medium Term Certificates of Deposit	—	257,338	—	257,338
Cash Equivalents	21,393,481	252,240	—	21,645,721
Total	$21,393,481	$752,317,339	$293,185	$774,004,005
High Yield Bond
Community Investment Notes	$—	$—	$500,813	$500,813
Common Stocks	—	—	0	0
Preferred Stocks	3,333,600	—	0	3,333,600
Corporate Bonds	—	601,244,954	—	601,244,954
Loans	—	11,244,454	—	11,244,454
Cash Equivalents	18,015,063	1,004,086	—	19,019,149
Total	$21,348,663	$613,493,494	$500,813	$635,342,970
Sustainable Allocation
Affiliated Investment Companies	$2,365,322,758	$—	$—	$2,365,322,758
Cash Equivalents	88,125,701	—	—	88,125,701
Total	$2,453,448,459	$—	$—	$2,453,448,459

*	Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements,

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and one security based on broker valuation levels. The Core Bond Fund holds a position in a Community Investment note which is valued based on a general obligation by the parent entity to limit investment exposure on the note.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the premium amortization period is to the earliest call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually.

The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

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Notes to Financial Statements (Unaudited), continued

Federal Income Taxes Each of the Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some Fund investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, a Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If a Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of

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non-cash collateral approved by the Boards of Trustees. At June 30, 2021, non-cash collateral consisted of U.S. Treasuries, short-term U.S. Government agency obligations and sovereign debt.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of June 30, 2021, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value *	Over (Under) Collateralized
Small Cap	$42,119,715	$21,186,274	$22,360,165	$1,426,724
U.S. Sustainable Economy	283,379	—	290,653	7,274
Global Sustainable Infrastructure	2,910,763	216,731	2,807,190	113,158
Global Women’s Leadership	16,529,537	—	17,246,565	717,028
International Sustainable Economy	29,945,810	14,981,583	16,771,577	1,807,350
Core Bond	10,325,586	10,072,737	455,000	202,151

*	Non-cash collateral is not included in the financial statements.

For the Small Cap Fund, U.S. Sustainable Economy Fund, Global Sustainable Infrastructure Fund, Women’s Leadership Fund and International Sustainable Economy Fund all of the securities on loan at June 30, 2021 are classified as Common Stocks in each Fund’s Schedule of Investments.

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Notes to Financial Statements (Unaudited), continued

For the Core Bond Fund, the following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligation by class of collateral pledge, and the remaining contractual maturity of those transactions as of June 30, 2021.

	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Core Bond Fund
U.S. Treasury and Agency Securities	$6,137,559	$—	$—	$—	$6,137,559
Corporate Debt	3,935,178	—	—	—	3,935,178
Total Borrowings	$10,072,737	$—	$—	$—	$10,072,737

Gross amount of recognized liabilities for securities lending transactions					$10,072,737

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Each of Trust I and Trust III have entered into an Investment Advisory Contract (the “Management Contract”) with Impax Asset Management LLC (“IAM”) (the “Adviser”). Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Boards of Trustees of the Trusts, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the Management Contract, the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Annual Rate
Large Cap	0.65%
Small Cap	0.75%
U.S. Sustainable Economy[1]	0.45%*
Global Sustainable Infrastructure[2]	0.55%*
Global Opportunities[3]	0.80%
Global Environmental Markets[4]	0.80%
Global Women’s Leadership[5]	0.55%*
International Sustainable Economy[6]	0.48%*
Core Bond	0.40%
High Yield Bond	0.50%
Sustainable Allocation	0.05%*

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*

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent, custodian fees, legal fees and other expenses.

[1]

Effective March 31, 2021, management agreed to contractually waive a portion of its management fee not to exceed 0.45% of average daily net assets. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. The gross management fee (before waiver) is 0.65% of average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[2]

Effective March 31, 2021, management agreed to contractually waive a portion of its management fee not to exceed 0.55% of average daily net assets. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. The gross management fee (before waiver) is 0.65% of average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[3]

The Fund’s investment adviser has contractually agreed to waive a portion of its management fee equal to the management fee corresponding to the current market value of 200,000 shares (plus shares reinvested). This waiver may not be amended or terminated without the approval of the Board of Trustees before December 31, 2021.

[4]

The management fee is 0.80% based on average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.

[5]	The management fee is 0.55% based on average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million.

[6]	The management fee is 0.48% based on average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over %750 million.

For the period ended June 30, 2021, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$3,932,173
Small Cap	2,130,105
U.S. Sustainable Economy	861,162
Global Sustainable Infrastructure	373,840
Global Opportunities	411,823
Global Environmental Markets	7,554,310
Global Women’s Leadership	2,132,436
International Sustainable Economy	1,769,163
Core Bond	1,510,542
High Yield Bond	1,352,818
Sustainable Allocation	576,417

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Notes to Financial Statements (Unaudited), continued

The Adviser has contractually agreed to reimburse the Funds or limit expenses of the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Investor	Class A	Institutional
U.S. Sustainable Economy [1,2]	0.70%	0.70%	0.45%
Global Sustainable Infrastructure [1,2]	0.80%		0.55%
Global Opportunities [3]	1.23%		0.98%
Global Women’s Leadership [1]	0.80%		0.55%
International Sustainable Economy [1]	0.73%		0.48%
Sustainable Allocation [1]	0.30%		0.05%

[1]

Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]

The Adviser has contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Funds’ Board of Trustees before April 30, 2024.

[3]

The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that they exceed the expense caps indicated. The reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before December 31, 2022.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended June 30, 2021, the dollar amounts of expense reimbursements were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Investor	Institutional
Global Opportunities	$1,509	$39,131

In addition, the Adviser waived $128,468, $24,344 and $12,420 of its management fee from the U.S. Sustainable Economy Fund, the Global Sustainable Infrastructure Fund, and the Global Opportunities Fund, respectively.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under

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the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Investor Class shares and Class A shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2021 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap	$287,969,401	$—	$166,506,822	$—
Small Cap	243,287,253	—	194,146,614	—
U.S. Sustainable Economy	88,082,289	—	92,027,379	—
Global Sustainable Infrastructure	113,158,125	—	165,774,003	—
Global Opportunities	56,646,659	—	15,938,179	—
Global Environmental Markets	624,920,760	—	227,628,487	—
Global Women’s Leadership	187,263,606	—	119,721,757	—
International Sustainable Economy	378,476,770	—	331,545,592	—
Core Bond	131,829,026	114,169,378	100,232,599	94,737,691
High Yield	330,620,129	—	172,777,116	—
Sustainable Allocation	143,905,279	—	52,000,000	—

[1]	Excluding short-term investments and U.S. Government bonds.

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Notes to Financial Statements (Unaudited), continued

For federal income tax purposes, the identified cost of investments owned at June 30, 2021 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2021 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$868,599,381	$534,471,277	$1,742,396	$532,728,881
Small Cap	504,740,936	151,820,322	7,765,348	144,054,974
U.S. Sustainable Economy	165,981,194	127,856,495	343,192	127,513,303
Global Sustainable Infrastructure	95,067,371	6,654,760	2,769,206	3,885,554
Global Opportunities	94,452,266	25,784,324	757,597	25,026,727
Global Environmental Markets	1,545,639,891	687,612,902	12,858,611	674,754,291
Global Women’s Leadership	666,442,049	246,741,189	5,341,024	241,400,165
International Sustainable Economy	647,621,003	163,135,438	15,765,021	147,370,417
Core Bond	755,995,630	21,883,469	3,875,094	18,008,375
High Yield	615,692,842	20,875,390	1,225,262	19,650,128
Sustainable Allocation	1,830,731,088	622,717,371	—	622,717,371

At June 30, 2021 the Small Cap Fund, Global Sustainable Infrastructure Fund, Global Opportunities Fund, Global Environmental Markets Fund, Global Women’s Leadership Fund and International Sustainable Economy Fund had unrealized foreign currency gains (losses) of $59, $11,260, $21, $3,944, $(1,049) and $32,188 respectively.

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of June 30, 2021, there is no collateral held at the counterparty that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of June 30, 2021.

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Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At June 30, 2021, the Sustainable Allocation Fund held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/20	Gross Additions	Gross Reductions	Shares Held at 06/30/21
Sustainable Allocation
Large Cap	74,122,950	157,947	—	74,280,897
Small Cap	3,935,579	239,913	—	4,175,492
Global Sustainable Infrastructure	8,320,411	72,607	3,465,629	4,927,389
Global Opportunities	2,572,091	1,199,339	—	3,771,430
Global Environmental Markets	2,180,751	462,285	—	2,643,036
Global Women’s Leadership	1,533,441	333,058	—	1,866,499
International Sustainable Economy	15,860,899	267,329	—	16,128,228
Core Bond	66,559,119	2,329,425	—	68,888,544
High Yield	—	10,234,737	—	10,234,737

Fund	Value at 12/31/20	Dividend Income	Realized Gains/ Losses[1]	Net change in Unrealized Appreciation/ Depreciation	Value at 06/30/21
Sustainable Allocation
Large Cap	$893,181,549	$2,246,000	$—	$171,246,127	$1,066,673,676
Small Cap	62,929,908	169,256	—	15,366,807	82,465,971
Global Sustainable Infrastructure	118,233,034	1,125,406	16,589,660	(7,721,397)	76,226,703
Global Opportunities	37,784,018	45,939	—	4,324,351	60,154,307
Global Environmental Markets	46,297,333	143,382	—	6,119,936	62,560,652
Global Women’s Leadership	46,769,952	500,776	—	6,246,242	63,516,971
International Sustainable Economy	160,829,518	2,871,108	—	8,064,999	171,765,625
Core Bond	702,864,297	6,351,271	—	(16,285,791)	710,929,777
High Yield	—	452,141	—	576,936	71,029,076
Total	$2,068,889,609	$13,905,279	$16,589,660	$187,938,210	$2,365,322,758

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Adviser pursuant to “Cross-Trading” Procedures adopted by the Trusts’ Boards of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Fund from or to another Fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the period ended June 30, 2021, the Global Women’s Leadership Fund and

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Notes to Financial Statements (Unaudited), continued

the International Sustainable Economy Fund engaged in cross-trades. The Global Women’s Leadership Fund and the International Sustainable Economy Fund had total purchases of $0 and $461,543, respectively, and total sales of $461,543 and $0, respectively. The Global Women’s Leadership Fund and International Sustainable Economy Fund had net gains of $5,681 and $0, respectively.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At June 30, 2021, the Core Bond Fund held $87,452,639 or 11.69% of net assets and the High Yield Bond Fund held $334,817,837 or 61.70% of net assets in securities exempt from registration under Rule 144A of the Act.

At June 30, 2021 the Core Bond Fund held $4,530,737 of illiquid securities representing 0.61% of net assets and High Yield Bond Fund held $1,704,899 of illiquid securities, representing 0.31% of net assets. The Fund will classify as “illiquid” all securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in

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loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Security	Acquisition Date Range	Cost	Market Value
Core Bond
Capital Impact Partners, 2.300%, 10/15/24	10/21/19 - 10/21/19	$500,000	$507,166
CINI Investment Note, 2.000%, 11/03/23	11/03/20 - 11/03/20	293,185	293,185
Community Credit Union of Lynn, 2.200%, 11/29/22	11/14/17 - 11/14/17	250,000	257,338
MASTR Asset Backed Securities Trust 2007-NCW, 1 month LIBOR +0.600%, 144A, 0.692%, 05/25/37	07/06/17 - 07/06/17	1,170,958	1,150,407
Self-Help Federal Credit Union, 1.900%, 12/20/21	12/17/19 - 12/17/19	250,000	252,240
Tesla Energy Operations, Inc., 4.700%, 05/29/25	05/26/15 - 05/26/15	1,990,356	2,070,401

High Yield Bond
CINI Investment Note, 2.000%, 09/30/23	09/01/20 - 09/01/20	$500,813	$500,813
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	0
Self-Help Credit Union, 1.900%, 12/20/21	12/17/19 - 12/17/19	400,000	403,584
Self-Help Credit Union, 0.650%, 04/29/22	04/22/20 - 04/22/20	100,000	100,502
Shared Interest, Inc., 2.400%, 09/30/21	09/30/18 - 09/30/18	500,000	500,000

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

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Notes to Financial Statements (Unaudited), continued

The tax character of distributions paid during 2021 and 2020 was as follows:

	Distributions paid in 2021		Distributions paid in 2020
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$2,910,787	$—	$17,065,871	$48,903,970
Small Cap	1,163,534	—	12,545,619	4,656,831
U.S. Sustainable Economy	1,300,122	—	2,498,849	2,533,652
Global Sustainable Infrastructure	1,437,945	—	2,432,461	1,874,179
Global Opportunities	87,536	—	601,990	84
Global Environmental Markets	4,828,631	—	8,256,780	—
Global Women’s Leadership	7,013,234	—	8,377,472	—
International Sustainable Economy	13,048,724	—	12,196,204	—
Core Bond	6,832,439	—	24,750,437	6,858,503
High Yield Bond	11,525,195	—	19,024,947	—
Sustainable Allocation	18,737,932	—	24,868,963	35,382,666

The Large Cap Fund, Small Cap Fund, Global Sustainable Infrastructure Fund and Core Bond Fund elected to defer $382,502; $302,428; $139,494; and $303,532, respectively, of capital losses recognized between November 1, 2020 and December 31, 2020 for the Funds’ fiscal year ending December 31, 2020. In addition, the Global Opportunities Fund and Global Environmental Markets Fund incurred late-year ordinary losses of $2,122 and $71,092, respectively. These losses are treated for federal income tax purposes as if they had occurred on January 1, 2021.

As of June 30, 2021, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
Global Environmental Markets	$—	$22,741,436
Global Women’s Leadership	7,614,335	—
International Sustainable Economy	823,849	33,696,778
High Yield Bond	25,102,246	43,243,868

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to REITs and PFICs.

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Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2017 through 2020). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2020, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

Note E – Other Matters

The impact of the COVID-19 outbreak has led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective.

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Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax (toll-free) at 800.767.1729 or visiting Pax’s website at www.impaxam.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Portfolio Holdings (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year (or as an exhibit to its reports Form N-PORT). Each Fund’s Forms N-PORT are available on the SEC’s web site at www.sec.gov.

Liquidity Risk Management Program (Unaudited)

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Program”). The Funds’ Boards have designated a committee consisting of several advisory personnel as the administrator of the Program. The Program’s principal objectives are to support the Funds’ compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations in a timely manner. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of a Fund’s investments into buckets that reflect their relative liquidity under current market conditions.

The Funds’ Boards reviewed a written report from the administrator on March 10, 2021 addressing the Program’s operation, adequacy, and effectiveness (the “Report”). From January 1, 2020 through December 31, 2020, the period covered by the Report, the Program supported each Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity risk profile, including during any periods of market volatility and net redemptions. There can be

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no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Board Approval of Advisory and Sub-Advisory Agreements (Unaudited)

Review Process. The 1940 Act requires that the Trustees of the Trusts request and evaluate, and the Adviser furnish, such information as may reasonably be necessary for the Trustees of the Trusts to evaluate the terms of the relevant Trust’s Management Contracts. Similarly, the 1940 Act requires that the Trustees request and evaluate, and that Impax Asset Management Ltd. (the “Subadviser”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of its subadvisory contract (the “Subadvisory Contract”) between the Adviser and the Subadviser. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trusts (the “Independent Trustees”) met in March, May and June of 2021 for the purpose of considering the Management Contracts and the Subadvisory Contract (the “contract review meetings”). In addition, the Trustees of each Trust consider matters bearing on the relevant Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser and the Subadviser.

During the course of the contract review meetings, the Trustees met and discussed the Management Contracts and the Subadvisory Contract with representatives of the Adviser. The Independent Trustees were assisted in their evaluation of the Management Contracts and the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees requested additional information, to which management responded.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees’ conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees

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evaluated the information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Pax Fund; however, they also took into account the common interests of all the Pax Funds in their review.

Nature, Extent, and Quality of Services. In considering the Management Contracts and the Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent, and quality of the advisory services provided to each Trust by the Adviser and, with respect to the Global Opportunities and the Global Environmental Markets Funds, the Subadviser. They considered the terms of the relevant Management Contract and the Subadvisory Contract, as applicable, and received and considered information provided by management that described, among other matters:

●	the nature and scope of the advisory services provided to the Pax Funds and information regarding the experience, qualifications, and adequacy of the personnel providing those services;

●	the investment program used by the Adviser and the Subadviser to manage the Pax Funds;

●	possible conflicts of interest and fall-out benefits;

●	brokerage practices;

●	the compliance functions of the Adviser and the Subadviser; and

●	financial results, assets under management, and other information relating to the financial resources of the Adviser.

In addition to considering the Pax Funds’ investment performance (see below), the Trustees of each Trust considered, among other matters, the general oversight of the Trusts by the Adviser. They took into account information concerning the investment philosophies and processes used by the Adviser and the Subadviser in managing the Pax Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Adviser and the Subadviser, including research services acquired with “soft dollars” available to the Adviser and the Subadviser as a result of securities transactions effected for the Pax Funds.

The Trustees considered, among other matters, that the Adviser provides the Trusts with office space and personnel, and provides oversight and coordination of the Pax Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and

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preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser’s compliance and operational functions, as well as the resources being devoted by the Adviser to such functions and the Adviser’s operational response to the global pandemic.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the scope of the services provided to each Pax Fund under the relevant Management Contract, and to each of the Global Opportunities and Global Environmental Markets Funds by the Subadviser, was consistent with such Fund’s operational requirements; that the Adviser has the capabilities, resources, and personnel necessary to provide the advisory services currently required by each Pax Fund; and that, overall, the nature, extent, and quality of the services provided by the Adviser and the Subadviser were sufficient to warrant approval of the Management Contracts and the Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the total return investment performance of the Pax Funds, other than the U.S. Sustainable Economy Fund (formerly, the ESG Beta Quality Fund) and the Global Sustainable Infrastructure Fund (formerly, the ESG Beta Dividend Fund), comparing each Pax Fund’s investment results with those of other mutual funds within their Broadridge peer group over the one-, three-, five- and ten-year periods (to the extent the Pax Fund had been in existence) ended December 31, 2020. The Trustees, including the Independent Trustees, considered the methodology employed by Broadridge to identify peer groups, including the extent to which such peer groups included other mutual funds that employ sustainable or socially responsible investing practices and the extent to which the peer group pursued investment strategies similar to those of the relevant Pax Fund. The Independent Trustees considered that the Sustainable Allocation Fund had outperformed its peer group for the one-, three-, five- and ten-year periods. The Independent Trustees considered that the Small Cap Fund had underperformed its peer group for the one-, three-, five- and ten-year periods. The Independent Trustees considered that the International Sustainable Economy Fund (formerly, the MSCI EAFE ESG Leaders Index Fund) had outperformed its peer group for the three-year period, but underperformed its peer group for the one- and five-year periods. The Independent Trustees considered that the Core Bond Fund had underperformed its Broadridge peer group median for the one- and three-year periods. The Independent Trustees considered that the Large Cap Fund had outperformed its peer group for the one- and three-year periods. The Independent Trustees considered that the Global Environmental

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Markets Fund had underperformed its peer group for the one- and three-year periods, but outperformed its peer group for the five- and ten-year periods. The Independent Trustees considered that the Global Women’s Leadership Fund had underperformed its peer group for the one-, three- and five-year periods. The Independent Trustees also noted that because the Fund’s name and strategy changed on June 4, 2014, the Fund’s performance for periods prior to June 4, 2014 may not be representative of the performance that it would have achieved had it been following its current investment strategy. The Independent Trustees considered that the High Yield Bond Fund had outperformed its peer group for the one-, three- and five-year periods, but had underperformed its peer group for the ten-year period. The Independent Trustees considered that the Global Opportunities Fund did not yet have a three-year record, but that the Fund had slightly outperformed its peer group for the one-year period.

The Trustees, including the Independent Trustees, also reviewed information regarding the total return investment performance of the U.S. Sustainable Economy Fund and the Global Sustainable Infrastructure Fund, comparing each such Fund’s investment results with the average performance of the mutual funds in the same Lipper category over the one-, three-, five- and ten-year periods (to the extent the Pax Fund had been in existence) ended December 31, 2020, noting that because each such Fund’s name and strategy changed on March 31, 2021, the Fund’s performance for periods prior to March 31, 2021 may be not representative of the performance that it would have achieved had it been following its current investment strategy. The Independent Trustees considered that the U.S. Sustainable Economy Fund had underperformed its Lipper category average for the one-, three-, five- and ten-year periods. The Independent Trustees also considered that the Global Sustainable Infrastructure Fund had outperformed its Lipper category average for the one- and three-year periods.

The Independent Trustees also considered the steps taken by the Adviser to improve the performance of the Pax Funds that had underperformed their peers and/or benchmarks over longer periods, including the changes to the name and principal investment strategies of the U.S. Sustainable Economy, the Global Sustainable Infrastructure and the International Sustainable Economy Funds.

In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive, during the year, detailed comparative performance information for each Pax Fund including performance relative to one or more selected securities indices or other benchmarks.

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Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the relevant performance record and process in managing each Pax Fund were sufficient to support approval of the Management Contracts and the Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Pax Fund to the Adviser, and the subadvisory fees paid to the Subadviser by the Adviser with respect to the Global Opportunities and Global Environmental Markets Funds, as well as each Pax Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Broadridge regarding the expenses of each Pax Fund relative to those of each Pax Fund’s Broadridge peer group. The Independent Trustees considered that the total expenses of each of the Pax Funds (after giving effect to the expense reimbursements and fee reduction described below, if applicable), other than the Global Opportunities and High Yield Bond Funds, were at or below the median total expenses of its respective peer group. The Independent Trustees also considered that the advisory fees of all Pax Funds, other than the Large Cap, Global Environmental Markets, Global Opportunities and Core Bond Funds (after giving effect to the expense reimbursements described below, if applicable) were at or below the median combined management and administrative fees of their peer groups.

In connection with their review, the Trustees considered the Adviser’s agreement to reimburse the Global Opportunities Fund to the extent such Fund’s total operating expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) exceed a percentage of average daily net assets per annum of each share class as follows: 0.98% for Institutional Class shares and 1.23% for Investor Class shares before December 31, 2022. The Independent Trustees also noted that, under the Management Contracts with respect to the U.S. Sustainable Economy, the Global Sustainable Infrastructure, the Ellevate Global Women’s Leadership, the International Sustainable Economy and the Sustainable Allocation Funds, the Adviser was obligated to pay all of the operating costs and expenses of the Pax Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent, and custodian fees, legal fees and other expenses. The Trustees considered the expenses indirectly borne by the Sustainable Allocation Fund through its

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investment in other Pax Funds, and the extent to which the services provided by the Adviser to the Sustainable Allocation Fund were distinct from, and not duplicative of, the services it provides to such other Pax Funds. The Trustees of each Trust noted that the Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Pax Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Pax Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Pax Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and the Subadviser in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the reimbursement agreement described above.

Costs of Services Provided and Profitability. The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability to the Adviser and the Subadviser of their relationships with the Funds, including a profitability report prepared by management detailing the costs of services provided to each Fund by the Adviser and the Subadviser, and the estimated profitability to the Adviser, for the year ended December 31, 2020, of its advisory relationship with each Fund. The Trustees recognized that the Adviser and the Subadviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and each adviser’s capital structure and cost of capital. The Trustees of each Trust concluded that, taking all of the foregoing into account, they were satisfied that the level of profitability of each of the Adviser and the Subadviser from its relationship with the relevant Funds was not excessive.

Possible Fall-Out Benefits. The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser and the Subadviser from their relationships with the respective Pax Funds, including reputational and other “fall out” benefits.

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During the course of the year, the Trustees received presentations from the Adviser about its trading practices and brokerage arrangements, including its policies with respect to research purchased with credits generated in connection with trades executed for certain Pax Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Pax Funds. The Trustees considered the receipt of these benefits in light of the Adviser’s profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Adviser and the Subadviser, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Pax Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Pax Funds, and not only in respect of a single Pax Fund. The Independent Trustees also noted that the Adviser agreed to waive a portion of its management fee for each of the U.S. Sustainable Economy Fund and the Global Sustainable Infrastructure Fund. Based on these observations, the Independent Trustees concluded that the Pax Funds’ overall fee arrangements represent an appropriate sharing at the present time between Pax Fund shareholders and the Adviser and the Subadviser (where applicable) of any economies of scale or other efficiencies in the management of each Pax Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees of each Trust, including the Independent Trustees, unanimously concluded that the continuation of the Management Contracts with respect to each Pax Fund and the continuation of the Subadvisory Contract for the applicable Pax Funds, was in the best interests of the Pax Funds and that the Management Contracts and the Subadvisory Contract should be approved.

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Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.impaxam.com Learn all about Pax World Funds through our web site. You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how we voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing paxfunds@impaxam.com or visiting www.impaxam.com.

Distributor: Foreside Financial Services, LLC Member of FINRA 8/21.

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PAX World Funds
Advised by Impax

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.impaxam.com

Printed on recycled paper using soy-based inks.

Item 2.	Code of Ethics.

This disclosure is not required for the semi-annual report filing.

Item 3.	Audit Committee Financial Expert.

This disclosure is not required for the semi-annual report filing.

Item 4.	Principal Accountant Fees and Services.

This disclosure is not required for the semi-annual report filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.	Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSRS, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSRS has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSRS that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Companies

Not applicable.

Item 13.	Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	August 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	August 23, 2021

By (Signature and Title)	/s/ Alicia DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 23, 2021